UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2018 – DECEMBER 31, 2018

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG Chicago Equity Partners Balanced Fund
Class N: MBEAX	Class I: MBESX	Class Z: MBEYX

AMG Managers Amundi Intermediate Government Fund
Class N: MGIDX	Class I: MADIX	Class Z: MAMZX

AMG Managers Amundi Short Duration Government Fund
Class N: MGSDX	Class I: MANIX	Class Z: MATZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-548-4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123118 AR002

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4

AMG Managers Amundi Intermediate Government Fund	21

AMG Managers Amundi Short Duration Government Fund	29

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	38

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	40

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	41

Detail of changes in assets for the past two fiscal years

Financial Highlights	42

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	51

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60

OTHER INFORMATION	61

TRUSTEES AND OFFICERS	62

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2018*
Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Chicago Equity Partners Balanced Fund
Based on Actual Fund Return
Class N	1.09%	$1,000	$943	$5.34
Class I	0.93%	$1,000	$943	$4.56
Class Z	0.84%	$1,000	$944	$4.12
Based on Hypothetical 5% Annual Return
Class N	1.09%	$1,000	$1,020	$5.55
Class I	0.93%	$1,000	$1,021	$4.74
Class Z	0.84%	$1,000	$1,021	$4.28

AMG Managers Amundi Intermediate Government Fund
Based on Actual Fund Return
Class N	0.84%	$1,000	$1,013	$4.26
Class I	0.75%	$1,000	$1,013	$3.80
Class Z	0.69%	$1,000	$1,013	$3.50
Based on Hypothetical 5% Annual Return
Class N	0.84%	$1,000	$1,021	$4.28
Class I	0.75%	$1,000	$1,021	$3.82
Class Z	0.69%	$1,000	$1,022	$3.52

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*
AMG Managers Amundi Short Duration Government Fund
Based on Actual Fund Return
Class N	0.72%	$1,000	$1,002	$3.63
Class I	0.62%	$1,000	$1,003	$3.13
Class Z	0.57%	$1,000	$1,003	$2.88
Based on Hypothetical 5% Annual Return
Class N	0.72%	$1,000	$1,022	$3.67
Class I	0.62%	$1,000	$1,022	$3.16
Class Z	0.57%	$1,000	$1,022	$2.91

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Chicago Equity Partners Balanced Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG Chicago Equity Partners Balanced Fund (Class N shares) (the “Fund”) returned -2.89%, compared to the -2.53% return for its benchmark, which consists of 60% the return of the Russell 1000® Index and 40% the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

After hitting new highs in the third quarter, stocks declined sharply, resulting in negative returns across size and style indices in 2018. The S&P 500® Index posted its first negative total return year since the global financial crisis (2008). As stocks went down, volatility shot up, and the VIX was up 130% in 2018. A mix of early performers—technology and health care—joined utilities as the best-performing sectors of 2018. The stock market finished the year with the worst December since the Great Depression due to uncertainty over trade, rising rates, and declining earnings expectations for 2019. The Fed raised rates in the fourth quarter for the fourth time in 2018, with two more hikes slated for 2019. Corporate spreads widened in the year and the slope of the yield curve continued to flatten. The move in rates and spreads largely reflected growing concern over the impact of tighter monetary policy from the Federal Reserve on future economic growth. While parts of the U.S. economy remain strong (2018 GDP expected at just under 3%, unemployment under 4%, strong consumer spending), business confidence declined, as uncertainty over trade weighs on expectations.

The Fund was overweight equities (65/35) in the first three quarters of the year, when stocks (Russell 1000® Index) outperformed bonds (Bloomberg Barclays U.S. Aggregate Bond Index) by more than 12% (+10.5% vs. -1.6%, respectively). This contributed to performance during the first three quarters of the year. In October, we moved to a neutral asset allocation (60/40) due to weaker signals for the Expansion regime in our Market Phase Identification Model. The timing was right, as bonds outperformed equities in the fourth quarter by more than 15% (1.6% vs. -13.8%, respectively).

The equity portfolio added more than 100 bps of excess return relative to the Russell 1000® Index for the year. Our tilt toward secular growth stocks in 2018 contributed to excess returns as growth style stocks (Russell 1000® Growth Index) outperformed value (Russell 1000® Value Index) by nearly 7% (-1.5% vs. -8.3%) in large caps, despite a reversal in the fourth quarter. The equity portfolio’s factor emphasis also added value throughout the year. Momentum demonstrated positive performance across most sectors, particularly in the more cyclical sectors emphasized. The avoidance of value factors also helped, as they experienced their second worst year in three decades (in U.S. large caps).

In 2018, the fixed income sleeve of the portfolio slightly detracted approximately -30 bps from excess return relative to the Bloomberg Barclays U.S. Aggregate Bond Index, all of which came in the fourth quarter. Taking advantage of some volatility and spread widening, the portfolio increased exposure to corporate bonds throughout the year, which can be a good hedge in periods of rising interest rates. This hurt relative performance in the fourth quarter, when corporate spreads widened.

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk-controlled process offers the potential to deliver consistent excess returns for the equity portion of the Fund. For the fixed income sleeve, we will continue to use our disciplined approach to investing to provide principal preservation, income, diversification, and risk control. We will continue to monitor inputs to our investment process for indications of improving conditions and opportunity but believe our positioning is in line with our stated objectives. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2018, is not intended as a forecast or guarantee of future results, and is subject to change without notice.

4

AMG Chicago Equity Partners Balanced Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Chicago Equity Partners Balanced Fund’s Class N shares on December 31, 2008, to a $10,000 investment made in the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG Chicago Equity Partners Balanced Fund2, [3,4,5,6,7]

Class N	(2.89%	)	5.64%	9.17%	7.53%	01/02/97

Class I	(2.77%	)	5.80%	—	7.48%	11/30/12

Class Z	(2.68%	)	5.90%	9.45%	7.90%	01/02/97

60% Russell 1000® Index8 /40% Bloomberg Barclays U.S. Aggregate Bond Index[9]	(2.53%	)	6.16%	9.69%	7.23%	01/02/97	†

Russell 1000® Index[8]	(4.78%	)	8.21%	13.28%	7.87%	01/02/97	†

Bloomberg Barclays U.S. Aggregate Bond Index[9]	0.01%		2.52%	3.48%	4.98%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†  Date reflects inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[6]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]  The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

[9]  The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are Securities and Exchange Commission-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

5

AMG Chicago Equity Partners Balanced Fund Portfolio Manager’s Comments (continued)

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its

affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent	allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Chicago Equity Partners Balanced Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

U.S. Government and Agency Obligations	28.9

Industrials	14.8

Information Technology	13.5

Financials	9.6

Health Care	8.2

Consumer Discretionary	7.1

Consumer Staples	4.1

Communication Services	3.9

Utilities	2.4

Real Estate	2.0

Energy	2.0

Materials	1.6

Short-Term Investments	1.9

Other Assets Less Liabilities	0.0[1]

[1]	Less than 0.05%

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	69.2

Aaa	0.1

Aa	2.2

A	14.6

Baa	13.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Microsoft Corp.	2.4

Amazon.com, Inc.	2.1

Apple, Inc.	2.0

U.S. Treasury Notes, 1.500%, 01/31/22	1.5

Alphabet, Inc., Class A	1.5

U.S. Treasury Notes, 2.625%, 06/15/21	1.1

U.S. Treasury Notes, 1.375%, 08/31/20	0.9

U.S. Treasury Notes, 1.625%, 07/31/20	0.8

U.S. Treasury Notes, 1.125%, 07/31/21	0.8

Facebook, Inc., Class A	0.8

Top Ten as a Group	13.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 56.3%
Communication Services - 3.9%
Alphabet, Inc., Class A*	3,615	$3,777,530
AT&T, Inc.	18,134	517,544
Borussia Dortmund GmbH & Co. KGaA (Germany)	1,800	16,499
Cable One, Inc.[1]	230	188,623
Capcom Co., Ltd. (Japan)	2,500	49,569
Comcast Corp., Class A	24,005	817,370
CTS Eventim AG & Co. KGaA (Germany)	1,200	44,813
GungHo Online Entertainment, Inc. (Japan)*	14,000	25,623
HKBN, Ltd. (Hong Kong)	29,000	43,965
Infrastrutture Wireless Italiane S.P.A. (Italy)[2]	1,300	8,899
KCOM Group PLC (United Kingdom)	11,200	10,421
Live Nation Entertainment, Inc.*,1	2,860	140,855
Match Group, Inc.	8,050	344,299
Netflix, Inc.*	3,140	840,452
Nine Entertainment Co. Holdings, Ltd. (Australia)	33,290	32,390
Proto Corp. (Japan)	800	10,190
Rightmove PLC (United Kingdom)	1,400	7,716
Sirius XM Holdings, Inc.[1]	36,585	208,900
SKY Perfect JSAT Holdings, Inc. (Japan)	11,900	50,789
SmarTone Telecommunications Holdings, Ltd. (Hong Kong)	20,100	22,289
Take-Two Interactive Software, Inc.*	5,745	591,390
Telephone & Data Systems, Inc.	8,040	261,622
T-Mobile US, Inc.*	1,875	119,269
TripAdvisor, Inc.*	8,240	444,466
Twenty-First Century Fox, Inc., Class A	3,930	189,112
United States Cellular Corp.*	1,790	93,026
Verizon Communications, Inc.	12,610	708,934
Viacom, Inc., Class B	13,240	340,268
Total Communication Services		9,906,823
Consumer Discretionary - 7.1%
888 Holdings PLC (Gibraltar)	23,400	52,195
Accent Group, Ltd. (Australia)	93,300	78,889
Amazon.com, Inc.*	3,470	5,211,836
AMC Networks, Inc., Class A*,1	1,700	93,296
Aptiv PLC (Ireland)	5,050	310,929
Beneteau, S.A. (France)	3,300	43,399
Best Buy Co., Inc.	5,360	283,866
boohoo Group PLC (United Kingdom)*	700	1,444
BorgWarner, Inc.	6,870	238,664
Burlington Stores, Inc.*,1	4,260	692,974

	Shares	Value
Capri Holdings, Ltd. (United Kingdom)*	3,970	$150,542
Chipotle Mexican Grill, Inc.*	840	362,704
Choice Hotels International, Inc.	1,840	131,707
Columbia Sportswear Co.	6,350	533,972
De’ Longhi S.P.A. (Italy)	500	12,667
DFS Furniture PLC (United Kingdom)	12,100	28,038
Discovery, Inc., Class A*,1	4,520	111,825
Domino’s Pizza Group PLC (United Kingdom)	2,800	8,322
Domino’s Pizza, Inc.[1]	2,465	611,295
Dunkin’ Brands Group, Inc.[1]	5,620	360,354
Exedy Corp. (Japan)	3,200	78,165
Fujibo Holdings, Inc. (Japan)	300	6,766
Garrett Motion, Inc. (Switzerland)*	1	12
Harley-Davidson, Inc.[1]	6,470	220,756
Hilton Grand Vacations, Inc.*,1	2,825	74,552
HIS Co., Ltd. (Japan)	400	14,544
The Home Depot, Inc.	6,625	1,138,307
Hyatt Hotels Corp., Class A	7,355	497,198
IDP Education, Ltd. (Australia)	8,900	61,899
The Interpublic Group of Cos., Inc.	22,360	461,287
Kindred Group PLC, SDR (Malta)	3,100	28,497
Kohl’s Corp.	2,920	193,713
Lifestyle International Holdings, Ltd. (Hong Kong)	26,500	40,173
Lululemon Athletica, Inc. (Canada)*,1	2,860	347,805
Macy’s, Inc.[1]	4,925	146,667
Marriott International, Inc., Class A	1,640	178,038
Matas A/S (Denmark)	2,600	23,175
Moneysupermarket.com Group PLC (United Kingdom)	5,400	18,959
NetEnt AB (Sweden)	7,700	31,700
NIKE, Inc., Class B	1,920	142,349
Nishimatsuya Chain Co., Ltd. (Japan)	2,800	22,677
Nobia AB (Sweden)	1,500	8,362
Ocado Group PLC (United Kingdom)*	3,000	30,239
Omnicom Group, Inc.	6,540	478,990
On the Beach Group PLC (United Kingdom)[2]	2,800	12,001
Pool Corp.[1]	4,775	709,804
Ralph Lauren Corp.	3,565	368,835
Ross Stores, Inc.	7,595	631,904
Sa Sa International Holdings, Ltd. (Hong Kong)[1]	40,000	15,109
Seiko Holdings Corp. (Japan)	1,200	23,040
SSP Group PLC (United Kingdom)	2,387	19,704
Thule Group AB (Sweden)[2]	800	14,642

The accompanying notes are an integral part of these financial statements.
8

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Discretionary - 7.1% (continued)
The TJX Cos., Inc.	13,380	$598,621
Tokai Rika Co., Ltd. (Japan)	1,800	29,722
Tractor Supply Co.	5,260	438,894
Trade Me Group, Ltd. (New Zealand)	2,300	9,805
Urban Outfitters, Inc.*	4,420	146,744
VF Corp.	4,020	286,787
The Walt Disney Co.	2,540	278,511
Xinyi Glass Holdings, Ltd. (Hong Kong)	11,900	13,145
Yum! Brands, Inc.	5,520	507,398
Total Consumer Discretionary		17,668,414
Consumer Staples - 4.1%
Altria Group, Inc.	14,595	720,847
Archer-Daniels-Midland Co.	10,305	422,196
Austevoll Seafood A.S.A. (Norway)	2,200	27,158
Axfood AB (Sweden)	1,700	29,077
Bakkafrost P/F (Faroe Islands)	300	14,683
Best World International, Ltd. (Singapore)	30,700	59,199
C&C Group PLC (Ireland)	11,500	35,905
The Coca-Cola Co.	11,785	558,020
Constellation Brands, Inc., Class A	1,120	180,118
Costco Wholesale Corp.	2,600	529,646
Edgewell Personal Care Co.*,1	5,205	194,407
The Estee Lauder Cos., Inc., Class A	4,930	641,393
Flowers Foods, Inc.[1]	12,750	235,493
Herbalife Nutrition, Ltd.*,1	9,900	583,605
Kimberly-Clark Corp.	9,610	1,094,963
The Kroger Co.	9,930	273,075
La Doria S.P.A. (Italy)	1,400	12,719
Lamb Weston Holdings, Inc.	1,355	99,674
McCormick & Co., Inc., Non-Voting Shares	320	44,557
Monster Beverage Corp.*	11,440	563,077
Oriflame Holding AG (Switzerland)	400	8,997
Origin Enterprises PLC (Ireland)	8,300	54,403
PepsiCo, Inc.	6,320	698,234
Philip Morris International, Inc.	5,760	384,538
The Procter & Gamble Co.	7,930	728,926
Rallye, S.A. (France)[1]	2,000	20,644
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd. (Israel)	650	33,455
Royal Unibrew A/S (Denmark)	450	31,092
Salmar A.S.A. (Norway)	2,000	99,198
Sysco Corp.	14,870	931,754

	Shares	Value
Tate & Lyle PLC (United Kingdom)	4,800	$40,391
TreeHouse Foods, Inc.*,1	7,910	401,116
US Foods Holding Corp.*	4,460	141,114
Walmart, Inc.	3,910	364,216
Total Consumer Staples		10,257,890
Energy - 2.0%
Anadarko Petroleum Corp.	2,800	122,752
Apache Corp.[1]	8,770	230,213
Baker Hughes, a GE Co.	3,650	78,475
Cabot Oil & Gas Corp.[1]	5,680	126,948
Cheniere Energy, Inc.*,1	2,620	155,078
Chevron Corp.	5,905	642,405
CNX Resources Corp.*,1	16,420	187,516
ConocoPhillips	6,775	422,421
Continental Resources, Inc.*	5,890	236,719
Devon Energy Corp.	8,060	181,672
EOG Resources, Inc.	1,020	88,954
Exxon Mobil Corp.	12,965	884,083
Gaztransport Et Technigaz, S.A. (France)	1,050	80,745
Gulf Keystone Petroleum, Ltd. (United Kingdom)*	5,400	12,371
Japan Petroleum Exploration Co., Ltd. (Japan)	600	10,637
Kosmos Energy, Ltd.*,1	27,050	110,094
Marathon Oil Corp.	7,770	111,422
Modec, Inc. (Japan)	1,400	28,918
Naphtha Israel Petroleum Corp., Ltd. (Israel)*	5,800	37,033
National Oilwell Varco, Inc.	5,790	148,803
Occidental Petroleum Corp.	3,280	201,326
ONEOK, Inc.	7,670	413,797
PBF Energy, Inc., Class A1	1,985	64,850
Petrofac, Ltd. (United Kingdom)	7,500	45,526
Pioneer Natural Resources Co.	745	97,982
TGS NOPEC Geophysical Co., A.S.A. (Norway)	400	9,665
Washington H Soul Pattinson & Co., Ltd. (Australia)	3,500	61,379
Whitehaven Coal, Ltd. (Australia)	19,800	60,339
Whiting Petroleum Corp.*,1	3,000	68,070
Total Energy		4,920,193
Financials - 6.2%
The Allstate Corp.	4,430	366,051
Ameriprise Financial, Inc.	6,330	660,662
Aspen Insurance Holdings, Ltd. (Bermuda)	3,880	162,921
Assured Guaranty, Ltd. (Bermuda)	5,480	209,774
Bank of America Corp.	29,195	719,365

The accompanying notes are an integral part of these financial statements.
9

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 6.2% (continued)
Bank of Georgia Group PLC (Georgia)	1,500	$26,350
Berkshire Hathaway, Inc., Class B*	5,490	1,120,948
BlackRock, Inc.	420	164,984
Burford Capital, Ltd.	600	12,657
Cembra Money Bank AG (Switzerland)	800	63,476
Citizens Financial Group, Inc.	4,220	125,461
CME Group, Inc.	3,390	637,727
Comerica, Inc.	2,630	180,655
Commerce Bancshares, Inc. [1]	4,297	242,222
Credit Acceptance Corp.*	1,160	442,842
Cullen/Frost Bankers, Inc.	1,420	124,875
Dah Sing Financial Holdings, Ltd. (Hong Kong)	10,400	51,418
Deutsche Pfandbriefbank AG (Germany)[2]	2,700	26,998
E*TRADE Financial Corp.	3,700	162,356
Fifth Third Bancorp	9,920	233,418
FinecoBank Banca Fineco S.P.A. (Italy)	900	9,055
Franklin Resources, Inc.	10,885	322,849
Israel Discount Bank, Ltd., Class A (Israel)	16,500	50,913
JPMorgan Chase & Co.	11,958	1,167,340
Just Group PLC (United Kingdom)	1,500	1,753
kabu.com Securities Co., Ltd. (Japan)	13,400	45,999
Legg Mason, Inc.	7,020	179,080
Lincoln National Corp.	5,210	267,325
LPL Financial Holdings, Inc.	1,880	114,830
M&T Bank Corp.	3,790	542,463
Marusan Securities Co., Ltd. (Japan)	10,700	74,687
MetLife, Inc.	5,750	236,095
Navient Corp.[1]	12,920	113,825
nib holdings, Ltd. (Australia)	3,200	11,732
Northern Trust Corp.	6,780	566,740
Okasan Securities Group, Inc. (Japan)	3,800	16,855
Plus500, Ltd. (Israel)[1]	6,500	113,502
ProAssurance Corp.	2,110	85,582
The Progressive Corp.	27,050	1,631,927
Prudential Financial, Inc.	1,770	144,344
Regions Financial Corp.	13,780	184,376
S&P Global, Inc.	5,050	858,197
Santander Consumer USA Holdings, Inc.[1]	43,370	762,878
SEI Investments Co.	3,620	167,244
SpareBank 1 Nord Norge (Norway)	7,500	54,433
State Street Corp.	1,590	100,281
Storebrand A.S.A. (Norway)	200	1,427

	Shares	Value
SunTrust Banks, Inc.	3,225	$162,669
SVB Financial Group*	1,745	331,410
Swissquote Group Holding, S.A. (Switzerland)	650	30,075
T Rowe Price Group, Inc.	950	87,704
TD Ameritrade Holding Corp.	2,270	111,139
TOC Co., Ltd. (Japan)	8,100	54,091
Tokai Tokyo Financial Holdings, Inc. (Japan)	3,100	13,234
Topdanmark A/S (Denmark)	2,100	98,005
Torchmark Corp.	1,480	110,304
U.S. Bancorp	6,675	305,048
Waddell & Reed Financial, Inc., Class A	12,580	227,446
Wells Fargo & Co.	10,220	470,938
White Mountains Insurance Group, Ltd.	2	1,715
Total Financials		15,564,670
Health Care - 8.2%
AbbVie, Inc.	5,805	535,163
ABIOMED, Inc.*	560	182,022
Alexion Pharmaceuticals, Inc.*	9,170	892,791
Almirall, S.A. (Spain)	300	4,593
Amgen, Inc.	3,355	653,118
Baxter International, Inc.	2,040	134,273
BioGaia AB, Class B (Sweden)	1,300	46,562
Biogen, Inc.*	1,900	571,748
Bio-Rad Laboratories, Inc., Class A*	580	134,688
Bristol-Myers Squibb Co.	7,090	368,538
Bruker Corp.	9,015	268,377
Celgene Corp.*	1,460	93,571
Chemed Corp.	2,000	566,560
Cigna Corp.	1,479	280,892
CVS Health Corp.	1,155	75,676
Eli Lilly & Co.	5,570	644,560
EMIS Group PLC (United Kingdom)	5,500	64,004
Exelixis, Inc.*	30,660	603,082
Galenica AG (Switzerland)[2]	350	15,417
Gilead Sciences, Inc.	4,115	257,393
GN Store Nord A/S (Denmark)	200	7,494
HCA Healthcare, Inc.	1,760	219,032
Henry Schein, Inc.*,1	2,620	205,722
Humana, Inc.	2,410	690,417
IDEXX Laboratories, Inc.*	4,740	881,735
Illumina, Inc.*	2,620	785,817
Intuitive Surgical, Inc.*	1,940	929,105
Johnson & Johnson	5,445	702,677

The accompanying notes are an integral part of these financial statements.
10

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 8.2% (continued)
Kaken Pharmaceutical Co., Ltd. (Japan)	1,200	$53,282
KYORIN Holdings, Inc. (Japan)	2,700	58,980
McKesson Corp.	2,510	277,280
Medtronic PLC (Ireland)	7,425	675,378
Merck & Co., Inc.	19,725	1,507,187
Molina Healthcare, Inc.*,1	4,850	563,667
Paramount Bed Holdings Co., Ltd. (Japan)	400	16,495
Perrigo Co. PLC (Ireland)	4,515	174,956
Pfizer, Inc.	26,157	1,141,753
Regeneron Pharmaceuticals, Inc.*	1,340	500,490
ResMed, Inc.	8,540	972,450
Seikagaku Corp. (Japan)	2,400	27,208
STADA Arzneimittel AG (Germany)	50	4,612
Toho Holdings Co., Ltd. (Japan)	3,300	80,715
UnitedHealth Group, Inc.	5,340	1,330,301
Varian Medical Systems, Inc.*	4,025	456,073
Veeva Systems, Inc., Class A*	6,540	584,153
Vertex Pharmaceuticals, Inc.*	2,085	345,505
Waters Corp.*	1,400	264,110
WellCare Health Plans, Inc.*	1,315	310,458
ZERIA Pharmaceutical Co., Ltd. (Japan)	1,100	19,758
Zimmer Biomet Holdings, Inc.	2,350	243,742

Total Health Care		20,423,580

Industrials - 6.3%
Aeon Delight Co., Ltd. (Japan)	100	3,336
Aida Engineering, Ltd. (Japan)	9,900	64,835
Allegion PLC (Ireland)[1]	2,120	168,985
Allison Transmission Holdings, Inc.	23,305	1,023,323
Amadeus Fire AG (Germany)	500	46,763
Armstrong World Industries, Inc.	12,150	707,251
The Boeing Co.	5,330	1,718,925
Caterpillar, Inc.	9,425	1,197,635
Cintas Corp.	1,000	167,990
CIR-Compagnie Industriali Riunite S.P.A. (Italy)	32,100	34,282
Copart, Inc.*,1	2,120	101,294
Costain Group PLC (United Kingdom)	5,300	21,313
CoStar Group, Inc.*	1,665	561,671
CSX Corp.	12,810	795,885
Cummins, Inc.	920	122,949
Daiseki Co., Ltd. (Japan)	300	6,195
Dart Group PLC (United Kingdom)	2,900	28,569
Delta Air Lines, Inc.	2,180	108,782

	Shares	Value
Diploma PLC (United Kingdom)	200	$3,087
Dover Corp.	7,420	526,449
Enav S.P.A. (Italy)[2]	800	3,894
Expeditors International of Washington, Inc.	15,870	1,080,588
Fudo Tetra Corp. (Japan)	2,070	31,974
Galliford Try PLC (United Kingdom)	1,700	13,506
The Go-Ahead Group PLC (United Kingdom)	4,500	87,643
Harris Corp.	780	105,027
HEICO Corp.	1	77
Huber + Suhner AG (Switzerland)	350	23,381
Huntington Ingalls Industries, Inc.	875	166,521
Intertrust, N.V. (Netherlands)[2]	300	5,036
Irish Continental Group PLC (Ireland)	5,700	27,756
Italmobiliare S.P.A. (Italy)	800	16,847
Itoki Corp. (Japan)	6,500	35,245
Kanematsu Corp. (Japan)	2,900	35,121
Kardex AG (Switzerland)	390	45,096
Kokuyo Co., Ltd. (Japan)	1,100	16,067
Komori Corp. (Japan)	9,100	91,407
Kyodo Printing Co., Ltd. (Japan)	900	20,113
Landstar System, Inc.	4,540	434,342
Lockheed Martin Corp.	3,620	947,861
Meitec Corp. (Japan)	300	12,174
Mersen, S.A. (France)	1,100	29,545
Morgan Advanced Materials PLC (United Kingdom)	19,500	65,418
Nibe Industrier AB, Class B (Sweden)	4,000	41,118
Nissin Electric Co., Ltd. (Japan)	600	4,364
Norfolk Southern Corp.	1,100	164,494
Okumura Corp. (Japan)	1,800	52,447
Old Dominion Freight Line, Inc.	2,310	285,262
PACCAR, Inc.	3,785	216,275
QinetiQ Group PLC (United Kingdom)	16,000	58,432
Raytheon Co.	860	131,881
Redde PLC (United Kingdom)	4,100	8,860
Robert Half International, Inc.	16,410	938,652
Rockwell Automation, Inc.	5,035	757,667
Rockwool International A/S, Class B (Denmark)	110	28,765
Sanki Engineering Co., Ltd. (Japan)	5,600	58,108
Signify, N.V. (Netherlands)[2]	100	2,339
Sodick Co., Ltd. (Japan)	1,900	11,903
Sojitz Corp. (Japan)	19,800	68,561
Southwest Airlines Co.	1,970	91,566

The accompanying notes are an integral part of these financial statements.
11

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 6.3% (continued)
Stagecoach Group PLC (United Kingdom)	14,000	$23,644
Star Micronics Co., Ltd. (Japan)	2,500	33,888
Tokyu Construction Co., Ltd. (Japan)	9,100	82,217
Toshiba Plant Systems & Services Corp. (Japan)	400	7,362
Toyo Construction Co., Ltd. (Japan)	5,200	17,887
TransUnion	2,340	132,912
Union Pacific Corp.	620	85,703
United Rentals, Inc.*	6,315	647,477
Waste Management, Inc.	1,290	114,797
WW Grainger, Inc.[1]	2,730	770,843
XPO Logistics, Inc.*,1	2,840	161,994

Total Industrials		15,703,576

Information Technology - 13.5%
Accenture PLC, Class A (Ireland)	9,850	1,388,948
Adobe, Inc.*	4,420	999,981
Advanced Micro Devices, Inc.*	8,150	150,449
Akamai Technologies, Inc.*	1,120	68,410
Amphenol Corp., Class A	985	79,805
Apple, Inc.	31,050	4,897,827
Arista Networks, Inc.*	1,100	231,770
Atlassian Corp. PLC, Class A (Australia)*	1,380	122,792
Automatic Data Processing, Inc.	2,740	359,269
Azbil Corp. (Japan)	1,000	19,764
BE Semiconductor Industries, N.V. (Netherlands)	300	6,324
Booz Allen Hamilton Holding Corp.	4,330	195,153
Broadridge Financial Solutions, Inc.	3,060	294,525
CDW Corp.	15,320	1,241,686
Cisco Systems, Inc.	11,925	516,710
Citizen Watch Co., Ltd. (Japan)	6,500	32,011
Citrix Systems, Inc.	11,460	1,174,192
Conduent, Inc.*	9,120	96,946
CyberArk Software, Ltd. (Israel)*	150	11,121
Electrocomponents PLC (United Kingdom)	3,100	20,024
F5 Networks, Inc.*	3,900	631,917
Facebook, Inc., Class A*	14,625	1,917,191
Fortinet, Inc.*	6,180	435,257
Halma PLC (United Kingdom)	1,300	22,647
Hewlett Packard Enterprise Co.	24,780	327,344
HP, Inc.	7,350	150,381
Ines Corp. (Japan)	4,400	45,575
Intel Corp.	3,040	142,667
Intuit, Inc.	4,400	866,140

	Shares	Value
Juniper Networks, Inc.	10,830	$291,435
Kainos Group PLC (United Kingdom)	6,900	35,027
KLA-Tencor Corp.	2,720	243,413
Logitech International, S.A. (Switzerland)	600	18,953
Manhattan Associates, Inc.*,1	16,500	699,105
Mastercard, Inc., Class A	9,810	1,850,656
Maxim Integrated Products, Inc.	3,690	187,637
Micron Technology, Inc.*	13,220	419,471
Microsoft Corp.	58,635	5,955,557
National Instruments Corp.	12,000	544,560
Nemetschek SE (Germany)	60	6,601
Neopost, S.A. (France)	900	24,568
NetApp, Inc.	6,170	368,164
NSD Co., Ltd. (Japan)	1,900	36,566
NVIDIA Corp.	3,980	531,330
Okta, Inc.*	2,060	131,428
Paycom Software, Inc.*,1	1,260	154,287
PayPal Holdings, Inc.*	4,730	397,746
Pure Storage, Inc., Class A*	18,630	299,570
QUALCOMM, Inc.	7,355	418,573
Red Hat, Inc.*	650	114,166
Riso Kagaku Corp. (Japan)	3,700	56,944
Shinko Electric Industries Co., Ltd. (Japan)	5,200	33,132
Siltronic AG (Germany)	560	46,593
Skyworks Solutions, Inc.	1,865	124,992
Softcat PLC (United Kingdom)	5,500	41,274
Square, Inc., Class A*	1,530	85,818
SS&C Technologies Holdings, Inc.	2,970	133,977
Texas Instruments, Inc.	11,530	1,089,585
TIS, Inc. (Japan)	800	31,498
Total System Services, Inc.	980	79,664
Twitter, Inc. *	9,540	274,180
Visa, Inc., Class A	12,350	1,629,459
VTech Holdings, Ltd. (Hong Kong)	600	4,977
WEX, Inc.*	1,080	151,265
Worldpay, Inc., Class A*	2,140	163,560
Xilinx, Inc.	1,980	168,637
Zebra Technologies Corp., Class A*	2,780	442,659

Total Information Technology		33,733,853

Materials - 1.6%
Altri SGPS, S.A. (Portugal)	6,300	41,980
Avery Dennison Corp.	1,850	166,186
Cabot Corp.	1,285	55,178

The accompanying notes are an integral part of these financial statements.
12

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 1.6% (continued)
Celanese Corp.[1]	3,840	$345,485
CF Industries Holdings, Inc.	1,360	59,174
The Chemours Co.	4,960	139,971
Domtar Corp.	10,090	354,462
DowDuPont, Inc.	1,355	72,465
Ence Energia y Celulosa, S.A. (Spain)	6,000	37,705
Evraz PLC (Russia)	2,100	12,859
Ferrexpo PLC (Switzerland)	3,500	8,683
Freeport-McMoRan, Inc.	16,845	173,672
Fujimi, Inc. (Japan)	900	17,223
LyondellBasell Industries, N.V., Class A	6,540	543,866
Metsa Board OYJ (Finland)	4,200	24,670
The Navigator Co., S.A. (Portugal)	100	413
NOF Corp. (Japan)	400	13,619
PPG Industries, Inc.	2,235	228,484
Reliance Steel & Aluminum Co.	2,740	195,006
Royal Gold, Inc.	3,845	329,324
Sealed Air Corp.	9,080	316,347
Southern Copper Corp. (Peru)	16,190	498,166
Svenska Cellulosa AB SCA, Class B (Sweden)	6,400	49,732
Toagosei Co., Ltd. (Japan)	600	6,613
Toyo Ink SC Holdings Co., Ltd. (Japan)	600	13,274
Westlake Chemical Corp.[1]	3,160	209,097
Yodogawa Steel Works, Ltd. (Japan)	200	3,972
Total Materials		3,917,626

Real Estate - 2.0%
Alexandria Real Estate Equities, Inc., REIT	1,210	139,440
alstria office REIT-AG, REIT (Germany)	600	8,400
Bayside Land Corp. (Israel)	30	12,777
CapitaLand Retail China Trust, REIT (Singapore)	7,500	7,486
CBRE Group, Inc., Class A*	3,420	136,937
CoreSite Realty Corp., REIT	2,250	196,268
Corporate Office Properties Trust, REIT	5,940	124,918
Crown Castle International Corp., REIT	860	93,422
Digital Realty Trust, Inc., REIT	1,780	189,659
Equinix, Inc., REIT	320	112,819
Equity Residential, REIT	3,455	228,065
Eurocommercial Properties, N.V. (Netherlands)	600	18,519
Fabege AB (Sweden)	3,700	49,454
First Real Estate Investment Trust, REIT (Singapore)	33,400	24,130
GDI Property Group, REIT (Australia)	46,500	44,218

	Shares	Value
Great Portland Estates PLC, REIT (United Kingdom)	8,800	$73,973
Hemfosa Fastigheter AB (Sweden)	5,700	44,980
Intervest Offices & Warehouses, N.V., REIT (Belgium)	2,100	49,558
Jones Lang LaSalle, Inc.	400	50,640
Kungsleden AB (Sweden)	9,500	67,569
Lamar Advertising Co., Class A, REIT	6,090	421,306
Life Storage, Inc., REIT	5,630	523,534
LondonMetric Property PLC, REIT (United Kingdom)	5,500	12,194
The Macerich Co., REIT	2,710	117,289
Mori Trust Sogo Reit, Inc., REIT (Japan)	40	58,242
NSI, N.V., REIT (Netherlands)	100	3,907
Nyfosa AB (Sweden)*	4,600	22,191
OUE Hospitality Trust (Singapore)	31,700	15,580
Park Hotels & Resorts, Inc., REIT	12,670	329,167
Piedmont Office Realty Trust, Inc., Class A, REIT [1]	16,810	286,442
Prologis, Inc., REIT	3,350	196,712
Raysum Co., Ltd. (Japan)	1,400	12,403
RDI REIT PLC, REIT (United Kingdom)	8,000	2,923
Retail Value, Inc., REIT	1,382	35,365
SBA Communications Corp., REIT *	3,765	609,516
Selvaag Bolig A.S.A. (Norway)	1,900	8,895
Senior Housing Properties Trust, REIT	11,990	140,523
SITE Centers Corp., REIT	14,940	165,386
Soilbuild Business Space REIT, REIT (Singapore)	215,700	91,791
Spirit Realty Capital, Inc., REIT	3,816	134,514
Takara Leben Co., Ltd. (Japan)	1,300	3,579
Tanger Factory Outlet Centers, Inc., REIT [1]	6,480	131,026
Taubman Centers, Inc., REIT	2,280	103,717
Vastned Retail, N.V., REIT (Netherlands)	100	3,585
Total Real Estate		5,103,019

Utilities - 1.4%
American Electric Power Co., Inc.	2,920	218,241
American Water Works Co., Inc.	4,965	450,673
Atmos Energy Corp.	4,870	451,547
CenterPoint Energy, Inc.	12,345	348,499
Consolidated Edison, Inc.	4,170	318,838
Eversource Energy	3,610	234,794
FirstEnergy Corp.	4,420	165,971
Italgas S.P.A. (Italy)	5,000	28,673
Kenon Holdings, Ltd. (Singapore)	3,900	58,662
NRG Energy, Inc.	6,445	255,222

The accompanying notes are an integral part of these financial statements.
13

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Utilities - 1.4% (continued)
OGE Energy Corp.	6,290	$246,505
Pinnacle West Capital Corp.	3,460	294,792
PPL Corp.[1]	9,910	280,750
REN - Redes Energeticas Nacionais SGPS, S.A. (Portugal)	11,100	31,007
Xcel Energy, Inc.	3,780	186,241
Total Utilities		3,570,415

Total Common Stocks
(Cost $141,951,269)		140,770,059

	Principal Amount

Corporate Bonds and Notes - 12.9%

Financials - 3.4%

Aflac, Inc. 4.000%, 10/15/46	$30,000	27,752

The Allstate Corp. 3.150%, 06/15/23	30,000	29,993

American Express Co. 3.400%, 02/27/23	435,000	431,365
4.050%, 12/03/42[1]	250,000	236,450

American Financial Group, Inc. 4.500%, 06/15/47	25,000	22,518

Aon Corp. 5.000%, 09/30/20	20,000	20,592

Bank of America Corp., GMTN (3 month LIBOR + 1.370%) 3.593%, 07/21/28[3]	1,150,000	1,091,753

Brown & Brown, Inc. 4.200%, 09/15/24	25,000	24,889

Capital One Financial Corp. 3.800%, 01/31/28	210,000	194,439

CBRE Services, Inc. 5.250%, 03/15/25	210,000	219,040

EPR Properties 4.750%, 12/15/26	25,000	24,769

The Goldman Sachs Group, Inc.
(3 month LIBOR + 1.510%), 3.691%, 06/05/28[3]	125,000	116,295
3.850%, 01/26/27	700,000	659,126

Hospitality Properties Trust 5.250%, 02/15/26	245,000	247,889

Host Hotels & Resorts, LP
Series F, 4.500%, 02/01/26	255,000	253,660
Series C, 4.750%, 03/01/23	170,000	173,843

JPMorgan Chase & Co. 2.950%, 10/01/26	490,000	452,991
3.200%, 01/25/23	820,000	808,510

Kemper Corp. 4.350%, 02/15/25	25,000	24,712

	Principal Amount	Value

Lazard Group LLC 3.625%, 03/01/27	$340,000	$320,319
3.750%, 02/13/25	25,000	24,281

Mastercard, Inc. 3.800%, 11/21/46	30,000	29,049

Mercury General Corp. 4.400%, 03/15/27	530,000	513,450

MetLife, Inc. 3.600%, 11/13/25	40,000	39,512

Morgan Stanley
(3 month LIBOR + 1.340%) 3.591%, 07/22/28[3]	355,000	336,019

Old Republic International Corp. 3.875%, 08/26/26	540,000	516,476

Omega Healthcare Investors, Inc. 5.250%, 01/15/26	540,000	550,280

The Progressive Corp. 2.450%, 01/15/27	330,000	300,796
4.350%, 04/25/44	205,000	209,458

SunTrust Bank, BKNT 3.000%, 02/02/23	30,000	29,432

TD Ameritrade Holding Corp. 2.950%, 04/01/22	25,000	24,743

Visa, Inc. 2.750%, 09/15/27[1]	210,000	199,107
2.800%, 12/14/22	40,000	39,520
4.150%, 12/14/35	240,000	248,655

Total Financials		8,441,683

Industrials - 8.5%

3M Co., MTN 1.625%, 09/19/21	20,000	19,431

AbbVie, Inc. 4.400%, 11/06/42	700,000	617,746

Advance Auto Parts, Inc. 5.750%, 05/01/20	25,000	25,614

Aetna, Inc. 4.500%, 05/15/42	520,000	484,428

Agilent Technologies, Inc. 3.875%, 07/15/23	30,000	30,316

Altria Group, Inc. 4.250%, 08/09/42	645,000	522,015

Amazon.com, Inc. 2.400%, 02/22/23	45,000	43,594

AmerisourceBergen Corp. 4.250%, 03/01/45	30,000	25,812

Amgen, Inc. 3.875%, 11/15/21	40,000	40,554

Anthem, Inc. 4.625%, 05/15/42	40,000	38,691

Apple, Inc. 3.850%, 05/04/43	100,000	94,917

The accompanying notes are an integral part of these financial statements.
14

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 8.5% (continued)

Aptiv PLC (Ireland) 4.250%, 01/15/26	$25,000	$24,357

AstraZeneca PLC (United Kingdom) 2.375%, 06/12/22	35,000	33,600

AT&T, Inc. 4.100%, 02/15/28	190,000	183,042
5.200%, 03/15/20	100,000	102,193

Automatic Data Processing, Inc. 2.250%, 09/15/20	20,000	19,895

Baxter International, Inc. 3.500%, 08/15/46	30,000	24,872

Becton Dickinson and Co. 5.000%, 11/12/40	25,000	24,551

Best Buy Co., Inc. 4.450%, 10/01/28	520,000	496,951
5.500%, 03/15/21	25,000	25,790

Biogen, Inc. 5.200%, 09/15/45	30,000	31,088

The Boeing Co. 1.875%, 06/15/23[1]	275,000	260,800
2.800%, 03/01/27	325,000	310,076

Boston Scientific Corp. 4.125%, 10/01/23	350,000	355,308

BP Capital Markets PLC (United Kingdom) 2.500%, 11/06/22	55,000	53,254
3.994%, 09/26/23	295,000	301,448

Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	25,000	23,824

CA, Inc. 4.700%, 03/15/27	25,000	23,746

Caterpillar Financial Services Corp., MTN 2.625%, 03/01/23[1]	440,000	428,295

Celanese US Holdings LLC 4.625%, 11/15/22	25,000	25,719

Cisco Systems, Inc. 2.600%, 02/28/23	45,000	44,134

Citrix Systems, Inc. 4.500%, 12/01/27	530,000	507,494

Comcast Corp. 3.150%, 02/15/28	450,000	423,127

ConocoPhillips Co. 4.950%, 03/15/26	465,000	498,056

Costco Wholesale Corp. 1.750%, 02/15/20	30,000	29,694

CSX Corp. 3.400%, 08/01/24	25,000	24,999
3.700%, 10/30/20	495,000	500,403

Danaher Corp. 2.400%, 09/15/20	20,000	19,822

	Principal Amount	Value

Darden Restaurants, Inc. 4.550%, 02/15/48[1]	$30,000	$27,678

Delta Air Lines, Inc. 3.625%, 03/15/22	10,000	9,793
4.375%, 04/19/28	15,000	14,402

Devon Energy Corp. 5.600%, 07/15/41	315,000	299,614

Dollar General Corp. 3.875%, 04/15/27[1]	235,000	228,152

DXC Technology Co. 4.750%, 04/15/27	25,000	25,130

Eastman Chemical Co. 4.800%, 09/01/42	25,000	23,117

Emerson Electric Co. 2.625%, 12/01/21	30,000	29,601

Enable Midstream Partners, LP 4.950%, 05/15/28[1]	25,000	23,709

The Estee Lauder Cos., Inc. 1.700%, 05/10/21	300,000	291,877

Express Scripts Holding Co. 3.400%, 03/01/27	230,000	213,734
4.800%, 07/15/46	440,000	423,392

Fibria Overseas Finance, Ltd. (Brazil) 5.250%, 05/12/24[1]	280,000	285,012

Fidelity National Information Services, Inc. 3.000%, 08/15/26	185,000	170,478
4.500%, 08/15/46[1]	30,000	27,387

Fiserv, Inc. 3.500%, 10/01/22	30,000	29,819

Fluor Corp. 4.250%, 09/15/28	25,000	24,402

Gilead Sciences, Inc. 2.950%, 03/01/27[1]	645,000	601,127
3.250%, 09/01/22[1]	50,000	49,908

Hess Corp. 4.300%, 04/01/27	475,000	435,996

Hewlett Packard Enterprise Co. 4.900%, 10/15/25	495,000	499,584

HollyFrontier Corp. 5.875%, 04/01/26	430,000	435,308

The Home Depot, Inc. 2.700%, 04/01/23	50,000	49,512

Honeywell International, Inc. 2.500%, 11/01/26	10,000	9,363

HP, Inc. 3.750%, 12/01/20	30,000	30,373
4.050%, 09/15/22[1]	350,000	355,180

Hyatt Hotels Corp. 3.375%, 07/15/23	25,000	24,635

Intel Corp. 4.800%, 10/01/41	40,000	43,547

The accompanying notes are an integral part of these financial statements.
15

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 8.5% (continued)

International Paper Co. 3.000%, 02/15/27	$40,000	$36,475

The Interpublic Group of Cos., Inc. 5.400%, 10/01/48	10,000	9,504

John Deere Capital Corp., MTN 2.200%, 03/13/20	40,000	39,638
3.050%, 01/06/28	530,000	504,568

Kerr-McGee Corp. 6.950%, 07/01/24	30,000	33,484

Keysight Technologies, Inc. 4.600%, 04/06/27	25,000	25,137

Kinder Morgan, Inc. 4.300%, 03/01/28	50,000	49,028

KLA-Tencor Corp. 4.125%, 11/01/21	25,000	25,419

Kohl’s Corp. 4.250%, 07/17/25[1]	485,000	479,262

The Kroger Co. 5.400%, 07/15/40	290,000	295,596

Lockheed Martin Corp. 3.550%, 01/15/26	40,000	39,753

Lowe’s Cos., Inc. 4.650%, 04/15/42	35,000	33,161

LYB International Finance BV (Netherlands) 5.250%, 07/15/43	225,000	215,224

LYB International Finance II BV (Netherlands) 3.500%, 03/02/27	200,000	182,381

Macy’s Retail Holdings, Inc. 2.875%, 02/15/23[1]	510,000	472,668

Marathon Oil Corp. 4.400%, 07/15/27	15,000	14,278

McDonald’s Corp., MTN 4.875%, 07/15/40	40,000	41,110

Merck & Co., Inc. 2.800%, 05/18/23	35,000	34,550
3.600%, 09/15/42	210,000	198,826

Micron Technology, Inc. 5.500%, 02/01/25	335,000	329,556

Microsoft Corp. 3.300%, 02/06/27	85,000	84,282

NetApp, Inc. 3.300%, 09/29/24	180,000	171,583
3.375%, 06/15/21	25,000	24,920

NIKE, Inc. 3.625%, 05/01/43	30,000	27,778

Nordstrom, Inc. 4.000%, 03/15/27	30,000	28,383

Norfolk Southern Corp. 2.903%, 02/15/23	20,000	19,675
3.850%, 01/15/24	170,000	172,267

	Principal Amount	Value

Norfolk Southern Corp. 4.837%, 10/01/41	$15,000	$15,594

Occidental Petroleum Corp. 4.625%, 06/15/45	235,000	233,845

ONEOK Partners, LP 3.800%, 03/15/20	30,000	30,062
6.125%, 02/01/41	235,000	242,851

Oracle Corp. 3.250%, 11/15/27	80,000	77,247

O’Reilly Automotive, Inc. 4.350%, 06/01/28	30,000	29,930

Pfizer, Inc. 3.000%, 12/15/26	50,000	48,328

Philip Morris International, Inc. 2.625%, 03/06/23[1]	45,000	43,313
4.375%, 11/15/41	610,000	555,906

Phillips 66 4.875%, 11/15/44	25,000	24,484

Praxair, Inc. 3.000%, 09/01/21	30,000	30,037

QUALCOMM, Inc. 4.800%, 05/20/45	605,000	577,525

Ralph Lauren Corp. 2.625%, 08/18/20[1]	25,000	24,737

Raytheon Co. 4.400%, 02/15/20	30,000	30,452

Reliance Steel & Aluminum Co. 4.500%, 04/15/23	25,000	25,302

S&P Global, Inc. 3.300%, 08/14/20	30,000	30,070

Shell International Finance BV (Netherlands) 2.250%, 01/06/23	60,000	57,736
2.500%, 09/12/26	660,000	613,268

The Sherwin-Williams Co. 4.000%, 12/15/42	35,000	29,533

Shire Acquisitions Investments Ireland DAC (Ireland) 3.200%, 09/23/26	40,000	36,257

Spirit AeroSystems, Inc. 3.850%, 06/15/26	25,000	23,030

Stanley Black & Decker, Inc. 5.200%, 09/01/40	15,000	16,400

Target Corp. 2.500%, 04/15/26[1]	300,000	280,357
4.000%, 07/01/42	235,000	222,111

The TJX Cos., Inc. 2.250%, 09/15/26	30,000	27,247

Total System Services, Inc. 4.800%, 04/01/26	25,000	25,232

Toyota Motor Credit Corp., MTN 4.250%, 01/11/21	400,000	411,439

The accompanying notes are an integral part of these financial statements.
16

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 8.5% (continued)

Union Pacific Corp. 3.646%, 02/15/24	$10,000	$10,057
4.000%, 04/15/47	250,000	233,961

United Technologies Corp. 3.125%, 05/04/27	50,000	46,265

UnitedHealth Group, Inc. 2.300%, 12/15/19	55,000	54,646

Vale Overseas, Ltd. (Brazil) 6.250%, 08/10/26	525,000	568,312

Verisk Analytics, Inc. 5.500%, 06/15/45	25,000	25,394

Verizon Communications, Inc. 4.272%, 01/15/36	855,000	800,820
4.750%, 11/01/41	100,000	97,287

VF Corp. 3.500%, 09/01/21	25,000	25,214

VMware, Inc. 3.900%, 08/21/27	30,000	26,658

Walmart, Inc. 1.900%, 12/15/20	35,000	34,461
4.000%, 04/11/43[1]	25,000	24,928

Waste Management, Inc. 4.750%, 06/30/20	30,000	30,711

Westlake Chemical Corp. 5.000%, 08/15/46	25,000	22,909

WW Grainger, Inc. 4.600%, 06/15/45	450,000	463,383

Zoetis, Inc. 3.450%, 11/13/20	30,000	30,096

Total Industrials		21,267,387

Utilities - 1.0%

BP Capital Markets America, Inc. 3.937%, 09/21/28	245,000	246,133

Commonwealth Edison Co.
Series 122 2.950%, 08/15/27	485,000	466,884

Enterprise Products Operating LLC 3.900%, 02/15/24	20,000	20,192

Exelon Generation Co. LLC 5.750%, 10/01/41	245,000	244,550

Florida Power & Light Co. 2.750%, 06/01/23	40,000	39,169

Georgia Power Co.
Series 10-C 4.750%, 09/01/40	285,000	282,740

IPALCO Enterprises, Inc. 3.700%, 09/01/24	25,000	24,362

National Fuel Gas Co. 4.750%, 09/01/28	425,000	419,962

	Principal Amount	Value

NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/27	$460,000	$439,733

PacifiCorp 4.100%, 02/01/42	280,000	272,496

Plains All American Pipeline, LP / PAA Finance Corp. 4.500%, 12/15/26	35,000	33,768

Total Utilities		2,489,989

Total Corporate Bonds and Notes
(Cost $32,634,134)		32,199,059

U.S. Government and Agency Obligations - 28.9%

Fannie Mae - 3.5%

Federal National Mortgage Association 1.375%, 10/07/21[1]	510,000	494,867
1.625%, 01/21/20	425,000	420,814
2.625%, 09/06/24	345,000	344,069

FNMA 2.000%, 01/01/30	48,620	47,514
2.500%, 04/01/28 to 05/01/43	1,543,232	1,485,001
3.000%, 03/01/42 to 01/01/47	1,394,882	1,364,824
3.500%, 11/01/25 to 08/01/48	2,411,036	2,420,489
4.000%, 12/01/21 to 07/01/48	1,261,129	1,288,000
4.500%, 06/01/39 to 09/01/43	598,643	627,265
5.000%, 09/01/33 to 10/01/41	254,893	270,728
5.500%, 02/01/35 to 05/01/39	119,729	128,336

Total Fannie Mae		8,891,907

Freddie Mac - 8.0%

Federal Home Loan Mortgage Corp. 1.375%, 05/01/20	170,000	167,397
2.375%, 01/13/22	490,000	488,261

FHLMC Gold Pool 2.500%, 07/01/28 to 09/01/46	1,180,025	1,134,977
3.000%, 01/01/29 to 01/01/48	6,221,198	6,108,316
3.500%, 03/01/42 to 09/01/48	6,536,296	6,553,039
4.000%, 03/01/44 to 09/01/48	3,978,479	4,063,679
4.500%, 02/01/39 to 04/01/44	731,136	761,302
5.000%, 07/01/35 to 07/01/41	580,777	615,968
5.500%, 04/01/38 to 01/01/39	35,170	37,853

Total Freddie Mac		19,930,792

U.S. Treasury Obligations - 17.4%

U.S. Treasury Notes 1.125%, 07/31/21	2,065,000	1,995,790
1.375%, 05/31/20 to 08/31/20	3,915,000	3,846,522
1.500%, 01/31/22	3,900,000	3,789,551
1.625%, 07/31/20 to 10/31/23	5,765,000	5,599,031
1.750%, 11/15/20 to 06/30/22	3,390,000	3,320,973
1.875%, 06/30/20 to 11/30/21	2,950,000	2,910,146
2.000%, 02/28/21 to 02/15/25	3,905,000	3,821,893
2.125%, 12/31/21	1,310,000	1,297,412
2.250%, 03/31/20 to 11/15/25	3,035,000	2,995,837
2.375%, 08/15/24	1,145,000	1,134,847
2.500%, 06/30/20 to 05/15/24	4,360,000	4,356,602
2.625%, 06/15/21	2,850,000	2,860,187

The accompanying notes are an integral part of these financial statements.
17

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Treasury Obligations - 17.4% (continued)

U.S. Treasury Bonds 2.750%, 08/15/47	$1,330,000	$1,260,019
3.000%, 11/15/45 to 02/15/48	2,845,000	2,834,772
3.125%, 05/15/48	1,510,000	1,539,109

Total U.S. Treasury Obligations		43,562,691

Total U.S. Government and Agency Obligations
(Cost $72,793,789)		72,385,390

	Shares
Preferred Stock - 0.0%#

Industrials - 0.0%#

Sixt SE (Germany) (Cost $13,019)	150	8,260

	Principal Amount
Short-Term Investments - 1.9%

Joint Repurchase Agreements - 0.9%[4]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $1,000,186 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $1,020,000)	$1,000,000	1,000,000

Deutsche Bank Securities, Inc., dated 12/31/18, due 01/02/19, 2.950% total to be received $307,905 (collateralized by U.S. Government Agency Obligation, 4.125%, 03/13/20, totaling $314,019)	307,855	307,855

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $1,000,168 (collateralized by various U.S. Government Agency Obligations, 3.000% - 7.000%, 10/01/25 - 10/20/48, totaling $1,020,000)	$1,000,000	$1,000,000
Total Joint Repurchase Agreements		2,307,855

	Shares
Other Investment Companies - 1.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[5]	835,172	835,172

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[5]	835,172	835,172

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[5]	860,480	860,480

Total Other Investment Companies		2,530,824

Total Short-Term Investments
(Cost $4,838,679)		4,838,679

Total Investments - 100.0% (Cost $252,230,890)		250,201,447

Other Assets, less Liabilities - 0.0%#		52,038

Net Assets - 100.0%		$250,253,485

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some or all of these securities, amounting to $12,415,179 or 5.0% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $89,226 or less than 0.1% of net assets.

[3]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2018.
[4]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
BKNT	Bank Note
FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
REIT	Real Estate Investment Trust
SDR	Sponsored Depositary Receipt

The accompanying notes are an integral part of these financial statements.
18

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$33,251,375	$482,478	—	$33,733,853

Health Care	20,093,076	330,504	—	20,423,580

Consumer Discretionary	17,021,369	647,045	—	17,668,414

Industrials	14,590,056	1,113,520	—	15,703,576

Financials	14,808,010	756,660	—	15,564,670

Consumer Staples	9,826,874	431,016	—	10,257,890

Communication Services	9,594,081	312,742	—	9,906,823

Real Estate	4,584,554	518,465	—	5,103,019

Energy	4,573,580	346,613	—	4,920,193

Materials	3,686,883	230,743	—	3,917,626

Utilities	3,452,073	118,342	—	3,570,415

Corporate Bonds and Notes†	—	32,199,059	—	32,199,059

U.S. Government and Agency Obligations†	—	72,385,390	—	72,385,390

Preferred Stock††	—	8,260	—	8,260

Short-Term Investments

Joint Repurchase Agreements	—	2,307,855	—	2,307,855

Other Investment Companies	2,530,824	—	—	2,530,824

Total Investments in Securities	$138,012,755	$112,188,692	—	$250,201,447

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

††

All preferred stocks held in the Fund are Level 2 securities. For a detailed breakout of preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

During the fiscal year ended December 31, 2018, a Level 3 security transferred from Level 3 to Level 2 and was subsequently sold, generating a realized gain of $2,680.

The accompanying notes are an integral part of these financial statements.
19

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments

Australia	0.2

Belgium	0.0#

Bermuda	0.2

Brazil	0.3

Canada	0.1

Denmark	0.1

Faroe Islands	0.0#

Finland	0.0#

France	0.1

Georgia	0.0#

Germany	0.1

Gibraltar	0.0#

Hong Kong	0.1

Ireland	1.2

Israel	0.1

Italy	0.0#

Japan	0.8

Malta	0.0#

Netherlands	0.4

New Zealand	0.0#

Norway	0.1

Peru	0.2

Portugal	0.0#

Russia	0.0#

Singapore	0.1

Spain	0.0#

Sweden	0.2

Switzerland	0.1

United Kingdom	0.6

United States	95.0

100.0

# Less than 0.05%.

The accompanying notes are an integral part of these financial statements.
20

AMG Managers Amundi Intermediate Government Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2018, the AMG Managers Amundi Intermediate Government Fund (the “Fund”) (Class N shares) returned -0.27%, while the FTSE Mortgage Index returned +1.01%.

Agency Mortgage-Backed Security (“MBS”) spreads leaked modestly wider during the first quarter. This led to consistent underperformance of MBS relative to swap and Treasury hedges. The Treasury curve steepened early in the quarter, but reversed course late and finished modestly flatter, supporting lower coupon 30-year MBS relative to higher coupons. The cheapening of higher coupons occurred despite a very favorable prepayment environment, as prepayment rates continued to drop during the first quarter.

Fixed income markets proved to be a bit skittish in the second quarter, as fears of trade wars weighed heavily. Most spread sectors widened during the quarter and agency MBS were no exception. Treasury rates were modestly higher with a flatter curve as the Federal Reserve continued to tighten monetary policy, causing lower coupon 30-year MBS to again outperform higher coupons. Government National Mortgage Association (“GNMA”) MBS traded well during the quarter as the agency took steps to curtail “churning” activity by certain servicers.

Interest rates continued their march higher in the third quarter and the curve continued to flatten. Continued economic strength helped corporate spreads narrow while agency MBS spreads were pushed wider by summer supply and higher rates. Treasury rates were higher again with a flatter curve as the Fed continued to tighten monetary policy. The curve move helped support lower coupon MBS again, but the performance difference was smaller across the coupon stack this quarter. GNMA MBS continued to trade well during the quarter as the agency took additional steps to curtail churning”. GNMA MBS valuations approached rich levels.

Interest rates continued to rise to start the fourth quarter, reaching levels not seen since 2011. However, after peaking in early November, interest rates reversed course in a dramatic fashion as the 10-year Treasury rate went from a high of 3.24% down to 2.68% to finish the year. The curve also reversed course after starting the quarter steeper and then finishing substantially flatter. The curve flattening again helped lower coupons relative to higher coupons. Equities moved down during the quarter and the selloff picked up steam in December, when they turned in their worst December performance since 1931. MBS spreads widened in sympathy as all risk markets underperformed. The Federal Reserve raised rates again in December, but appears to be on hold to start 2019. GNMA MBS were slightly weaker in the fourth quarter after better performance in the prior quarter.

The Fed made their last material purchase of MBS in the fourth quarter, as the runoff from their portfolio fell below the reinvestment cap. In the minutes from the December meeting, members of the Federal Open Market Committee (“FOMC”) did mention the possibility of future MBS sales following balance sheet normalization. We do not anticipate this happening in the near term, and should it eventually occur, it would likely be limited to reducing the MBS portfolio by $20 billion a month between paydowns and sales.

PERFORMANCE AND POSITIONING

FRMs (Fixed-Rate MBS) were the largest negative contributor to performance in 2018. The Fund was overweight higher coupons which underperformed as the curve flattened, even as prepayment rates remained low. Our Asset-Backed Security (“ABS”) exposure provided a small positive contribution to the Fund’s performance. Agency Collateralized Mortgage Obligations (“CMOs”) were a small negative for performance.

During 2018, 30-year agency FRMs continued to account for the majority of the portfolio exposure, generally ranging between 105% and 110% of capital. We reduced our exposure to 15-year agency FRMs by -4.4% from 5.7% to 1.3% by year-end. We also reduced our ABS exposure from 7% to 4% over the course of the year. We have maintained our agency CMO exposure at approximately 2% of capital.

The Fund held both U.S. Treasury and swap futures throughout the year. These derivative positions were held primarily to hedge the effective duration (i.e., interest rate risk) of the total portfolio. In general, the presence of these positions reduced the portfolio duration by -0.34% to 0.62%.

LOOKING FORWARD

With the Federal Reserve (the “Fed”) no longer making substantial purchases of MBS because of their balance sheet reduction targets, the large marginal buyers will now drive the market. These include banks, money managers, international investors, and others. These investors will have different opportunity sets they will be evaluating when looking at the MBS market. For money managers, the recent dramatic widening in corporate bond spreads changed the relative attractiveness of MBS. International investors who hedge their purchases have seen the cost of hedging increase as the Federal Reserve has raised short-term rates. The MBS market is now priced more attractively than it has been for much of the time the Fed was actively making large purchases. It should provide better but more volatile returns going forward.

The rates market is not pricing any moves this year from the Fed. Global growth concerns have increased and the Fed appears to be in a wait-and-see mode on more hikes. Unless inflation or the economy picks up materially, we do not think they will raise rates.

The U.S. housing market has started to show signs of slowing. Certain high-cost markets in high-tax states have seen cooling as a result of last year’s tax reform. The increase in mortgage rates through the first ten months of the year also had a slowing effect. We do not anticipate that any significant problems will come from the mortgage sector even if we enter another recession. The market has been so focused on what happened in the financial crisis that market segments that were the cause of problems then will not cause major problems in the next recession. Banks and securitized products should perform fine in the next downturn. Areas that did not have major problems in the last recession, like investment grade corporates and the leveraged loan market, would be of more concern in the next recession.

This commentary reflects the viewpoints of Amundi Pioneer Institutional Asset Management, Inc. as of December 31, 2018, and is not intended as a forecast or guarantee of future results.

21

AMG Managers Amundi Intermediate Government Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Intermediate Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Amundi Intermediate Government Fund’s Class N shares on December 31, 2008, to a $10,000 investment made in the FTSE Mortgage Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Amundi Intermediate Government Fund and the Bloomberg Barclays U.S. Aggregate Bond Index and the FTSE Mortgage Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG Managers Amundi Intermediate Government Fund2, [3,4,5,6]

Class N	(0.27%)	2.08%	3.73%	5.26%	03/31/92

Class I	(0.17%)	—	—	0.52%	02/24/17

Class Z	(0.22%)	—	—	0.50%	02/24/17

FTSE Mortgage Index[7]	1.01%	2.53%	3.11%	5.34%	03/31/92	†

Bloomberg Barclays U.S. Aggregate Bond Index[8]	0.01%	2.52%	3.48%	5.44%	03/31/92	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[5]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[6]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[7]  The FTSE Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Prior to July 31, 2018, the FTSE Mortgage Index was known as the Citigroup Mortgage Index. Unlike the Fund, the FTSE Mortgage Index is unmanaged, is not available for investment and does not incur expenses.

[8]  The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays

22

AMG Managers Amundi Intermediate Government Fund Portfolio Manager’s Comments (continued)

   U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its

affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent	allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. Not FDIC insured, nor bank guaranteed. May lose value.

23

AMG Managers Amundi Intermediate Government Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	122.1

Asset-Backed Securities	3.6

Mortgage-Backed Securities	0.5

Short-Term Investments	17.0

Other Assets Less Liabilities[1]	(43.2)

[1]	Includes payable for delayed delivery securities.

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	96.7

Aaa	2.9

A	0.0[2]

Ba	0.1

B	0.2

N/R	0.1

[1]	Includes market value of long-term fixed-income securities only.
[2]	Less than 0.05%

TOP TEN HOLDINGS

Security Name	% of Net Assets

FHLMC Gold Pool, 4.000%, TBA 30 years	19.7

FNMA, 4.000%, TBA 30 years	12.7

FNMA, 4.500%, TBA 30 years	5.6

FHLMC Gold Pool, 3.500%, TBA 30 years	4.1

Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32	3.6

FNMA, 4.000%, 09/01/55	3.0

FNMA, 3.000%, 06/01/45	2.7

FNMA, 4.500%, 09/01/53	2.4

FNMA, 5.000%, 08/01/40	2.1

GNMA, 3.500%, 11/20/45	2.1

Top Ten as a Group	58.0

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

24

AMG Managers Amundi Intermediate Government Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value
Asset-Backed Security - 3.6%

Progress Residential Trust
Series 2015-SFR2, Class A 2.740%, 06/12/32[1]	$2,948,845	$2,910,435

Total Asset-Backed Security (Cost $2,948,806)		2,910,435

Mortgage-Backed Securities - 0.5%

American Home Mortgage Assets Trust
Series 2005-1, Class 1A1 4.453%, 11/25/35[2]	41,568	36,411

American Home Mortgage Investment Trust
Series 2004-1, Class 4A
(6 month LIBOR + 2.000%), 4.885%, 04/25/44[3]	78,960	76,712

Banc of America Funding
Series 2004-B, Class 1A2 3.711%, 12/20/34[2]	59,275	46,805

GSR Mortgage Loan Trust
Series 2004-5, Class 1A3
(U.S. Treasury Yield Curve CMT 1 year + 1.750%), 4.440%, 05/25/34[3]	10,098	9,908

Reperforming Loan REMIC Trust
Series 2004-R2, Class 1AF1
(1 month LIBOR + 0.420%), 2.926%, 11/25/34[1,3]	57,047	51,745

Structured Asset Securities Corp.
Series 2005-RF1, Class A
(1 month LIBOR + 0.350%), 2.856%, 03/25/35[1,3]	143,504	132,830

Wells Fargo Mortgage Backed Securities Trust
Series 2007-16, Class 1A1 6.000%, 12/28/37	54,415	53,789

Total Mortgage-Backed Securities (Cost $443,098)		408,200

U.S. Government and Agency Obligations - 122.1%

Fannie Mae - 50.4%

FNMA 2.500%, 02/01/43	576,525	546,844
3.000%, 01/01/43 to 06/01/45	3,856,449	3,785,443
3.500%, 05/01/42 to 10/01/45	6,138,242	6,166,620
3.500%, TBA 30 years[4,5]	400,000	399,930
4.000%, 12/01/26 to 09/01/55	6,088,690	6,241,331
4.000%, TBA 30 years[4,5]	10,100,000	10,295,687
(6 month LIBOR + 1.600%), 4.224%, 06/01/34[3]	265,794	274,217
(12 month LIBOR + 1.654%), 4.338%, 08/01/34[3]	69,914	72,788
4.500%, 11/01/26 to 09/01/53	3,605,093	3,772,493
4.500%, TBA 30 years[4,5]	4,400,000	4,556,148
4.750%, 07/01/34 to 09/01/34	171,339	179,855
5.000%, 08/01/40	1,564,310	1,661,649
5.500%, 01/01/19 to 08/01/41	1,462,280	1,552,587
6.000%, 11/01/22 to 06/01/39	529,196	561,353
6.500%, 07/01/32	57,147	57,693
7.000%, 11/01/22	110,142	113,537

	Principal Amount	Value
FNMA REMICS
Series 2005-13, Class AF (1 month LIBOR + 0.400%), 2.906%, 03/25/35[3]	$170,813	$171,274
Series 1994-55, Class H 7.000%, 03/25/24	227,732	246,240

FNMA REMICS Whole Loan
Series 2003-W4, Class 4A 7.500%, 10/25/42[2]	44,796	49,446

Total Fannie Mae		40,705,135

Freddie Mac - 36.4%

FHLMC Gold Pool 3.000%, 10/01/42 to 06/01/45	1,874,695	1,835,577
3.500%, 04/01/32 to 02/01/47	2,732,115	2,760,501
3.500%, TBA 30 years[4,5]	3,300,000	3,298,101
4.000%, 09/01/31	250,609	257,377
4.000%, TBA 30 years[4,5]	15,600,000	15,903,164
4.500%, 05/01/23 to 09/01/41	1,214,261	1,265,007
5.000%, 10/01/19 to 06/01/41	1,694,710	1,796,262
5.500%, 01/01/19 to 01/01/39	1,261,417	1,348,841
6.000%, 09/01/21 to 01/01/24	93,998	96,283
7.000%, 07/01/19	5,994	6,003
7.500%, 07/01/34	414,315	473,726

FHLMC
(U.S. Treasury Yield Curve CMT 1 year + 2.224%), 4.717%, 11/01/33[3]	310,829	326,465

Total Freddie Mac		29,367,307

Ginnie Mae - 33.6%

GNMA 3.000%, 11/15/42 to 06/20/45	2,787,223	2,755,413
3.500%, 08/15/43 to 11/20/45	6,847,349	6,902,380
4.000%, 06/20/43 to 04/20/47	11,228,653	11,544,270
4.500%, 05/15/39 to 02/15/46	2,065,581	2,164,307
5.000%, 12/15/35 to 12/15/45	2,906,761	3,072,528
5.500%, 10/15/39 to 11/15/39	681,928	735,308
7.500%, 11/15/31	4,241	4,687

Total Ginnie Mae		27,178,893

Interest Only Strip - 1.7%

FHLMC
Series 212, Class IO 6.000%, 05/15/31	647	136

FHLMC REMICS
Series 2380, Class SI (7.900% minus 1 month LIBOR, Cap 7.900%, Floor 0.000%), 5.445%, 06/15/31[3]	6,087	1,097
Series 2922, Class SE (6.750% minus 1 month LIBOR, Cap 6.750%, Floor 0.000%), 4.295%, 02/15/35[3]	63,229	10,517
Series 2934, Class HI 5.000%, 02/15/20	4,922	87
Series 2934, Class KI 5.000%, 02/15/20	3,160	49
Series 2965, Class SA (6.050% minus 1 month LIBOR, Cap 6.050%, Floor 0.000%), 3.595%, 05/15/32[3]	130,289	15,172

The accompanying notes are an integral part of these financial statements.

25

AMG Managers Amundi Intermediate Government Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Interest Only Strip - 1.7% (continued)

FHLMC REMICS
Series 2967, Class JI 5.000%, 04/15/20	$11,262	$234
Series 2980, Class SL
(6.700% minus 1 month LIBOR, Cap 6.700%, Floor 0.000%), 4.245%, 11/15/34[3]	99,438	20,229
Series 3065, Class DI
(6.620% minus 1 month LIBOR, Cap 6.620%, Floor 0.000%), 4.165%, 04/15/35[3]	161,225	24,024
Series 3308, Class S
(7.200% minus 1 month LIBOR, Cap 7.200%, Floor 0.000%), 4.745%, 03/15/32[3]	115,483	19,018
Series 3424, Class XI
(6.570% minus 1 month LIBOR, Cap 6.570%, Floor 0.000%), 4.115%, 05/15/36[3]	146,522	21,869
Series 3489, Class SD
(7.800% minus 1 month LIBOR, Cap 7.800%, Floor 0.000%), 5.345%, 06/15/32[3]	67,290	11,866
Series 3882, Class AI 5.000%, 06/15/26	8,725	180
Series 3927, Class AI 4.500%, 08/15/26	170,495	13,850
Series 4097, Class CI 3.000%, 08/15/27	213,789	17,531
Series 4123, Class DI 3.000%, 10/15/27	546,665	42,417
Series 4395, Class TI 4.000%, 05/15/26	374,617	30,971

FNMA
Series 222, Class 2 7.000%, 06/25/23	3,061	353
Series 351, Class 5 5.000%, 04/25/34	18,635	3,151
Series 351, Class 3 5.000%, 04/25/34	38,597	6,333
Series 351, Class 4 5.000%, 04/25/34	22,011	4,107

FNMA REMICS
Series 2004-51, Class SX
(7.120% minus 1 month LIBOR, Cap 7.120%, Floor 0.000%), 4.614%, 07/25/34[3]	66,956	10,995
Series 2004-64, Class SW
(7.050% minus 1 month LIBOR, Cap 7.050%, Floor 0.000%), 4.544%, 08/25/34[3]	214,935	34,895
Series 2005-12, Class SC
(6.750% minus 1 month LIBOR, Cap 6.750%, Floor 0.000%), 4.244%, 03/25/35[3]	91,494	12,968
Series 2005-45, Class SR
(6.720% minus 1 month LIBOR, Cap 6.720%, Floor 0.000%), 4.214%, 06/25/35[3]	168,411	26,064
Series 2005-65, Class KI
(7.000% minus 1 month LIBOR, Cap 7.000%, Floor 0.000%), 4.494%, 08/25/35[3]	396,901	63,038
Series 2005-89, Class S
(6.700% minus 1 month LIBOR, Cap 6.700%, Floor 0.000%), 4.194%, 10/25/35[3]	406,467	62,586

	Principal Amount	Value

FNMA REMICS
Series 2006-3, Class SA
(6.150% minus 1 month LIBOR, Cap 6.150%, Floor 0.000%), 3.644%, 03/25/36[3]	$81,229	$10,399
Series 2007-75, Class JI
(6.545% minus 1 month LIBOR, Cap 6.545%, Floor 0.000%), 4.039%, 08/25/37[3]	77,451	12,126
Series 2008-86, Class IO 4.500%, 03/25/23	2,330	17
Series 2009-31, Class PI 5.000%, 11/25/38	471,752	71,366
Series 2010-121, Class IO 5.000%, 10/25/25	2,048	20
Series 2010-65, Class IO 5.000%, 09/25/20	24,624	564
Series 2011-124, Class IC 3.500%, 09/25/21	51,135	775
Series 2011-88, Class WI 3.500%, 09/25/26	164,797	14,272
Series 2012-126, Class SJ
(5.000% minus 1 month LIBOR, Cap 5.000%, Floor 0.000%), 2.494%, 11/25/42[3]	431,959	51,210
Series 2012-130, Class UI 3.000%, 12/25/27	264,163	21,650
Series 2012-150, Class BI 3.000%, 01/25/28	206,865	17,147
Series 2013-5, Class YI 3.000%, 02/25/28	285,504	23,580

GNMA
Series 2011-167, Class IO 5.000%, 12/16/20	6,885	180
Series 2011-32, Class KS
(12.100% minus 2 times 1 month LIBOR, Cap 12.100%, Floor 0.000%), 7.190%, 06/16/34[3]	55,274	1,631
Series 2011-94, Class IS
(6.700% minus 1 month LIBOR, Cap 6.700%, Floor 0.000%), 4.245%, 06/16/36[3]	139,556	14,173
Series 2012-103, Class IB 3.500%, 04/20/40	135,655	11,290
Series 2012-140, Class IC 3.500%, 11/20/42	420,857	74,107
Series 2012-34, Class KS
(6.050% minus 1 month LIBOR, Cap 6.050%, Floor 0.000%), 3.595%, 03/16/42[3]	329,950	70,998
Series 2012-69, Class QI 4.000%, 03/16/41	171,836	25,062
Series 2014-173, Class AI 4.000%, 11/20/38	118,359	5,947
Series 2016-108, Class QI 4.000%, 08/20/46	268,751	58,213
Series 2016-118, Class DS
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 09/20/46[3]	301,893	50,070
Series 2016-145, Class UI 3.500%, 10/20/46	387,934	76,233
Series 2016-17, Class JS
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 02/20/46[3]	302,690	42,911

The accompanying notes are an integral part of these financial statements.

26

AMG Managers Amundi Intermediate Government Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Interest Only Strip - 1.7% (continued)
GNMA
Series 2016-20, Class SB
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 02/20/46[3]	$322,653	$46,237
Series 2016-46, Class JI 4.500%, 04/20/46	188,852	44,051
Series 2016-5, Class CS
(6.150% minus 1 month LIBOR, Cap 6.150%, Floor 0.000%), 3.680%, 01/20/46[3]	292,720	47,366
Series 2016-81, Class IO 4.000%, 06/20/46	362,888	69,372
Series 2016-88, Class SM
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 07/20/46[3]	309,750	51,872

Total Interest Only Strip		1,366,576

Total U.S. Government and Agency Obligations (Cost $99,227,867)		98,617,911

Short-Term Investments - 17.0%

U.S. Government Obligation - 0.1%

U.S. Treasury Bill, 0.276%, 01/24/19[6,7]	90,000	89,877

	Shares	Value

Other Investment Companies - 16.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[8]	4,503,561	$4,503,561

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[8]	4,503,562	4,503,562

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[8]	4,640,033	4,640,033

Total Other Investment Companies		13,647,156

Total Short-Term Investments (Cost $13,737,033)		13,737,033

Total Investments - 143.2% (Cost $116,356,804)		115,673,579

Other Assets, less Liabilities - (43.2)%		(34,894,746)

Net Assets - 100.0%		$80,778,833

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $3,095,010 or 3.8% of net assets.

[2]

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[3]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2018.
[4]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2018, amounted to $34,453,030, or 42.7% of net assets.
[5]

TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

[6]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2018, amounted to $89,877, or 0.1% of net assets.
[7]	Represents yield to maturity at December 31, 2018.
[8]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
GSR	Goldman Sachs REMIC
IO	Interest Only
LIBOR	London Interbank Offered Rate
REMICS	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

10-Year U.S. Treasury Note	USD	2	Long	03/20/19	$244,031	$5,834

U.S. Ultra Bond CBT Mar 19	USD	2	Long	03/20/19	321,313	16,552

10-Year Interest Rate Swap	USD	34	Short	03/18/19	(3,478,625)	(68,017)

2-Year U.S. Treasury Note	USD	3	Short	03/29/19	(636,938)	(4,328)

5-Year Interest Rate Swap	USD	23	Short	03/18/19	(2,318,148)	(33,659)

5-Year U.S. Treasury Note	USD	33	Short	03/29/19	(3,784,688)	(63,073)

					Total	$(146,691)

The accompanying notes are an integral part of these financial statements.

27

AMG Managers Amundi Intermediate Government Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Asset-Backed Security	—	$2,910,435	—	$2,910,435

Mortgage-Backed Securities	—	408,200	—	408,200

U.S. Government and Agency Obligations†	—	98,617,911	—	98,617,911

Short-Term Investments

U.S. Government Obligation	—	89,877	—	89,877

Other Investment Companies	$13,647,156	—	—	13,647,156

Total Investments in Securities	$13,647,156	$102,026,423	—	$115,673,579

Financial Derivative Instruments - Assets

Interest Rate Futures Contracts	$22,386	—	—	$22,386

Financial Derivative Instruments - Liabilities

Interest Rate Futures Contracts	(169,077)	—	—	(169,077)

Total Financial Derivative Instruments	$(146,691)	—	—	$(146,691)

†

All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The following schedule shows the value of derivative instruments at December 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate futures contracts	Receivable for variation margin[1]	$1,969	Payable for variation margin[1]	$24,672

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $(146,691).

For the fiscal year ended December 31, 2018 the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/Loss		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/Loss	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
			Net change in unrealized appreciation/
Interest rate futures contracts	Net realized gain on futures contracts	$167,702	depreciation on futures contracts	$(163,275)

The accompanying notes are an integral part of these financial statements.

28

AMG Managers Amundi Short Duration Government Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2018, the AMG Managers Amundi Short Duration Government Fund (Class N shares) (the “Fund”) returned +0.74%, while the ICE BofAML 6-Month U.S. Treasury Bill Index returned +1.92%.

Agency Mortgage-Backed Security (“MBS”) spreads leaked modestly wider during the first quarter. This led to consistent underperformance of MBS relative to swap and Treasury hedges. The Treasury curve steepened early in the quarter, but reversed course late and finished modestly flatter, supporting lower coupon 30-year MBS relative to higher coupons. The cheapening of higher coupons occurred despite a very favorable prepayment environment, as prepayment rates continued to drop during the first quarter.

Fixed income markets proved to be a bit skittish in the second quarter as fears of trade wars weighed heavily. Most spread sectors widened during the quarter and agency MBS were no exception. Treasury rates were modestly higher with a flatter curve as the Federal Reserve (the “Fed”) continued to tighten monetary policy, causing lower coupon 30-year MBS to again outperform higher coupons. Government National Mortgage Association (“GNMA”) MBS traded well during the quarter as the agency took steps to curtail “churning” activity by certain servicers.

Interest rates continued their march higher in the third quarter and the curve continued to flatten. Continued economic strength helped corporate spreads narrow while agency MBS spreads were pushed wider by summer supply and higher rates. Treasury rates were higher again with a flatter curve as the Fed continued to tighten monetary policy. The curve move helped support lower coupon MBS again, but the performance difference was smaller across the coupon stack this quarter. GNMA MBS continued to trade well during the quarter as the agency took additional steps to curtail churning. GNMA MBS valuations approached rich levels.

Interest rates continued to rise to start the fourth quarter, reaching levels not seen since 2011. However, after peaking in early November, interest rates reversed course in a dramatic fashion, as the 10-year Treasury rate went from a high of 3.24% down to 2.68% to finish the year. The curve also reversed course after starting the quarter steeper and then finishing substantially flatter. The curve flattening again helped lower coupons relative to higher coupons. Equities moved down during the quarter and the selloff picked up steam in December, when they turned in their worst December performance since 1931. MBS spreads widened in sympathy as all risk markets underperformed. The Fed raised rates again in December, but appears to be on hold to start 2019. GNMA MBS were slightly weaker in the fourth quarter after better performance in the prior quarter.

The Fed made their last material purchase of MBS in the fourth quarter, as the runoff from their portfolio fell below the reinvestment cap. In the minutes from the December meeting, members of the Federal Open Market Committee (“FOMC”) did mention the possibility of future MBS sales following balance sheet normalization. We do not anticipate this happening in the near term, and should it eventually occur, it would likely be limited to reducing the MBS portfolio by $20 billion a month between paydowns and sales.

PERFORMANCE AND POSITIONING

Agency FRMs (Fixed-Rate MBS) were the largest negative contributor to performance in 2018. Our Asset-Backed Security (“ABS”) exposure and our agency Collateralized Mortgage Obligation (“CMO”) exposure both provided small positive contributions to the Fund’s performance. Treasury Inflation Protected Securities (“TIPS”) positions were a small negative for performance.

During 2018, we increased our positioning in 30-year agency FRMs from 37.6% to 39.5%. We slightly reduced our exposure to 15-year agency FRMs by -1% to end the year at 9% of capital. Our ABS positioning declined by -7% to end the year at 2% of capital. Agency ARMs represented 19% of the Fund’s positioning (2% lower than where we began the year). Our cash position increased during the year, as there were fewer attractive short duration cash flow opportunities.

The Fund held both U.S. Treasury and swap futures throughout the year. These derivative positions were held primarily to hedge the effective duration (i.e., interest rate risk) of the total portfolio. In general, the presence of these positions reduced the portfolio duration by -1.55% to 1.89%.

LOOKING FORWARD

With the Fed no longer making substantial purchases of MBS because of their balance sheet reduction targets, the large marginal buyers will now drive the market. These include banks, money managers, international investors, and others. These investors will have different opportunity sets they will be evaluating when looking at the MBS market. For money managers, the recent dramatic widening in corporate bond spreads changed the relative attractiveness of MBS. International investors who hedge their purchases have seen the cost of hedging increase as the Fed has raised short-term rates. The MBS market is now priced more attractively than it has been for much of the time the Fed was actively making large purchases. It should provide better but more volatile returns going forward.

The rates market is not pricing any moves this year from the Fed. Global growth concerns have increased and the Fed appears to be in a wait and see mode on more hikes. Unless inflation or the economy picks up materially, we do not think they will raise rates.

The U.S. housing market has started to show signs of slowing. Certain high-cost markets in high-tax states have seen cooling as a result of last year’s tax reform. The increase in mortgage rates through the first ten months of the year also had a slowing effect. We do not anticipate any significant problems to come from the mortgage sector even if we enter another recession. The market has been so focused on what happened in the financial crisis that market segments that were the cause of problems then will not cause major problems in the next recession. Banks and securitized products should perform fine in the next downturn. Areas that did not have major problems in the last recession, like investment grade corporates and the leveraged loan market, would be of more concern in the next recession.

This commentary reflects the viewpoints of Amundi Pioneer Institutional Asset Management, Inc. as of December 31, 2018, and is not intended as a forecast or guarantee of future results.

29

AMG Managers Amundi Short Duration Government Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Amundi Short Duration Government Fund’s Class N shares on December 31, 2008, to a $10,000 investment made in the ICE BofAML US 6-Month Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Amundi Short Duration Government Fund and the ICE BofAML US 6-Month Treasury Bill Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG Managers Amundi Short Duration Government Fund2, [3,4,5,6,7]

Class N	0.74%	0.58%	1.35%	3.22%	03/31/92

Class I	0.84%	—	—	0.62%	02/24/17

Class Z	0.89%	—	—	0.72%	02/24/17

ICE BofAML US 6-Month Treasury Bill Index[8]	1.92%	0.78%	0.54%	2.86%	03/31/92	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[7]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[8]  The ICE BofAML US 6-Month Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the ICE BofAML US 6-Month Treasury Bill Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

30

AMG Managers Amundi Short Duration Government Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	84.3

Asset-Backed Securities	2.4

Mortgage-Backed Securities	0.2

Short-Term Investments	14.3

Other Assets Less Liabilities	(1.2)

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	97.0

Aaa	3.0

1 Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

GNMA, 6.000%, 01/15/36	3.7

United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	2.8

FNMA, 4.500%, 04/01/35	2.5

FNMA, 5.500%, 05/01/34	2.4

FHLMC Gold Pool, 4.500%, 10/01/44	2.4

FHLMC Gold Pool, 4.500%, 03/01/42	2.2

FHLMC Gold Pool, 4.000%, 12/01/44	1.9

FNMA, 5.500%, 08/01/41	1.8

FNMA, 4.500%, 04/01/39	1.8

FNMA, 5.000%, 08/01/40	1.7

Top Ten as a Group	23.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

31

AMG Managers Amundi Short Duration Government Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Asset-Backed Securities - 2.4%

Drive Auto Receivables Trust
Series 2015-AA, Class C 3.060%, 05/17/21[1]	$45,285	$45,282
Series 2016-BA, Class C 3.190%, 07/15/22[1]	525,738	525,784

Home Partners of America Trust
Series 2017-1, Class A (1 month LIBOR + 0.817%), 3.272%, 07/17/34[1,2]	1,696,920	1,685,302
Series 2018-1, Class A (1 month LIBOR + 0.900%), 3.355%, 07/17/37[1,2]	957,854	949,784

Total Asset-Backed Securities
(Cost $3,230,964)		3,206,152

Mortgage-Backed Security - 0.2%

Angel Oak Mortgage Trust
Series 2017-2, Class A1 2.478, 07/25/47[1,3]	261,313	257,359

Total Mortgage-Backed Security
(Cost $261,310)		257,359

U.S. Government and Agency Obligations - 84.3%

Fannie Mae - 53.8%

FNMA REMICS
Series 2011-60, Class UC 2.500%, 09/25/39	90,462	90,586
Series 2007-56, Class FN
(1 month LIBOR + 0.370%), 2.876%, 06/25/37[2]	105,468	104,822
Series 2002-47, Class FD
(1 month LIBOR + 0.400%), 2.906%, 08/25/32[2]	288,902	289,169
Series 2005-13, Class AF
(1 month LIBOR + 0.400%), 2.906%, 03/25/35[2]	318,414	319,273
Series 2011-101, Class KA 3.000%, 01/25/30	775,405	775,075
Series 2001-63, Class FA
(1 month LIBOR + 0.550%), 3.005%, 12/18/31[2]	249,294	252,883
Series 2003-2, Class FA
(1 month LIBOR + 0.500%), 3.006%, 02/25/33[2]	221,086	222,051
Series 2010-8, Class FY
(1 month LIBOR + 0.750%), 3.256%, 02/25/40[2]	610,126	622,265
Series 2004-27, Class HB 4.000%, 05/25/19	5,066	5,057
Series 2008-59, Class KB 4.500%, 07/25/23	1,916	1,918
Series 2004-53, Class NC 5.500%, 07/25/24	153,306	157,386
Series 2005-19, Class PA 5.500%, 07/25/34	50,771	51,421

	Principal Amount	Value

FNMA REMICS
Series 2005-58, Class EP 5.500%, 07/25/35	$119,329	$127,097
Series 2005-68, Class PC 5.500%, 07/25/35	63,178	64,025
Series 2005-68, Class PB 5.750%, 07/25/35	7,323	7,396
Series 1994-31, Class ZC 6.500%, 02/25/24	188,892	197,861

FNMA REMICS Whole Loan
Series 2005-W2, Class A1
(1 month LIBOR + 0.200%), 2.706%, 05/25/35[2]	520,430	518,837
Series 2003-W13, Class AV2
(1 month LIBOR + 0.280%), 2.786%, 10/25/33[2]	8,826	8,798
Series 2004-W14, Class 1AF
(1 month LIBOR + 0.400%), 2.906%, 07/25/44[2]	1,319,931	1,305,912
Series 2004-W5, Class F1
(1 month LIBOR + 0.450%), 2.956%, 02/25/47[2]	296,464	293,071
Series 2003-W1, Class 2A 5.891%, 12/25/42[3]	12,972	13,904
Series 2003-W4, Class 4A 7.500%, 10/25/42[3]	268,774	296,675

FNMA Grantor Trust
Series 2003-T4, Class 1A
(1 month LIBOR + 0.220%), 2.726%, 09/26/33[2]	55,842	55,609
Series 2002-T5, Class A1
(1 month LIBOR + 0.240%), 2.746%, 05/25/32[2]	111,601	110,636

FNMA
(12 month LIBOR + 1.800%), 3.829%, 01/01/34[2]	690,725	726,339
(12 month LIBOR + 1.714%), 3.941%, 04/01/37[2]	2,128,797	2,208,879
(12 month LIBOR + 1.810%), 3.970%, 01/01/33[2]	607,651	636,747
4.000%, 10/01/21 to 09/01/48	5,049,578	5,168,950
(U.S. Treasury Yield Curve CMT 1 year + 2.107%), 4.000%, 05/01/33[2]	728,568	765,836
(U.S. Treasury Yield Curve CMT 1 year + 2.025%), 4.027%, 01/01/34[2]	422,401	443,781
(6 month LIBOR + 1.500%), 4.029%, 02/01/33[2]	587,400	604,578
(6 month LIBOR + 1.560%), 4.097%, 08/01/33[2]	223,478	230,437
(12 month LIBOR + 1.425%), 4.175%, 09/01/33[2]	368,434	385,622
(12 month LIBOR + 1.614%), 4.189%, 03/01/34[2]	131,692	137,454
(U.S. Treasury Yield Curve CMT 1 year + 2.256%), 4.192%, 05/01/34[2]	1,184,286	1,252,148
(U.S. Treasury Yield Curve CMT 1 year + 2.205%), 4.215%, 06/01/33[2]	169,355	176,280
(6 month LIBOR + 1.600%), 4.224%, 06/01/34[2]	333,463	344,031
(12 month LIBOR + 1.804%), 4.270%, 06/01/34[2]	927,274	973,677
(12 month LIBOR + 1.613%), 4.314%, 10/01/35[2]	675,788	704,499
(12 month LIBOR + 1.654%), 4.338%, 08/01/34[2]	87,392	90,985
(12 month LIBOR + 1.654%), 4.362%, 07/01/34[2]	636,997	664,991
(12 month LIBOR + 1.857%), 4.420%, 01/01/36[2]	17,667	18,673
(12 month LIBOR + 1.598%), 4.473%, 12/01/33[2]	259,968	270,194
(12 month LIBOR + 1.730%), 4.480%, 06/01/35[2]	55,696	58,337

The accompanying notes are an integral part of these financial statements.
32

AMG Managers Amundi Short Duration Government Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Fannie Mae - 53.8% (continued)

FNMA
(U.S. Treasury Yield Curve CMT 1 year + 2.178%), 4.484%, 12/01/34[2]	$916,498	$962,786
4.500%, 10/01/19 to 11/01/56	11,100,207	11,621,832
4.500%, TBA 30 years[4,5]	1,500,000	1,553,232
(U.S. Treasury Yield Curve CMT 1 year + 2.348%), 4.516%, 04/01/34[2]	275,896	290,874
(U.S. Treasury Yield Curve CMT 1 year + 2.332%), 4.546%, 04/01/34[2]	222,123	231,758
(U.S. Treasury Yield Curve CMT 1 year + 2.121%), 4.559%, 09/01/33[2]	163,057	167,978
(U.S. Treasury Yield Curve CMT 1 year + 2.380%), 4.656%, 01/01/36[2]	1,950,485	2,046,411
(12 month LIBOR + 1.820%), 4.691%, 08/01/35[2]	620,246	653,115
(U.S. Treasury Yield Curve CMT 1 year + 2.360%), 4.714%, 11/01/34[2]	1,631,511	1,725,309
(U.S. Treasury Yield Curve CMT 1 year + 2.303%), 4.814%, 12/01/34[2]	1,031,555	1,088,422
5.000%, 10/01/19 to 07/01/48	13,303,124	14,017,183
5.500%, 01/01/24 to 08/01/41	8,690,075	9,282,749
6.000%, 09/01/21 to 08/01/37	3,462,264	3,694,724
6.500%, 12/01/28 to 08/01/32	1,964,443	2,173,602
7.000%, 11/01/22	410,526	423,180
7.500%, 08/01/33 to 09/01/33	43,610	50,976
Total Fannie Mae		71,738,296

Freddie Mac - 21.2%

FHLMC REMICS
Series 3846, Class CK 1.500%, 09/15/20	114	114
Series 4305, Class KN 2.500%, 03/15/38	561,497	558,034
Series 3153, Class UG (1 month LIBOR + 0.450%), 2.905%, 05/15/36[2]	1,342,913	1,349,668
Series 3501, Class FC (1 month LIBOR + 1.150%), 3.605%, 01/15/39[2]	566,437	586,754
Series 2786, Class BC 4.000%, 04/15/19	4,024	4,020
Series 2809, Class UC 4.000%, 06/15/19	507	506
Series 3535, Class CA 4.000%, 05/15/24	117	117
Series 3609, Class LA 4.000%, 12/15/24	16,142	16,137
Series 3632, Class AG 4.000%, 06/15/38	98,584	99,028
Series 3653, Class JK 5.000%, 11/15/38	57,494	58,485

FHLMC Gold Pool
2.000%, 01/01/23	198,083	197,368
2.500%, 06/01/22 to 05/01/23	512,622	513,050
4.000%, 12/01/44	2,439,091	2,494,005
4.500%, 05/01/19 to 10/01/44	8,120,633	8,484,997
5.000%, 09/01/19 to 08/01/20	109,518	110,185
5.500%, 12/01/32 to 08/01/40	4,231,615	4,558,551
6.000%, 02/01/22 to 01/01/24	1,280,010	1,314,798

	Principal Amount	Value

FHLMC Gold Pool
6.500%, 10/01/23	$65,948	$67,163
7.000%, 07/01/19	5,047	5,055
7.500%, 03/01/33	135,514	155,216

FHLMC
(U.S. Treasury Yield Curve CMT 1 year + 2.250%), 4.106%, 03/01/34[2]	1,109,954	1,172,086
(U.S. Treasury Yield Curve CMT 1 year + 2.250%), 4.125%, 04/01/34[2]	276,651	292,012
(U.S. Treasury Yield Curve CMT 1 year + 2.159%), 4.188%, 10/01/28[2]	11,687	12,175
(12 month LIBOR + 1.819%), 4.236%, 09/01/33[2]	888,152	929,462
(U.S. Treasury Yield Curve CMT 1 year + 2.399%), 4.314%, 02/01/23[2]	29,536	30,751
(U.S. Treasury Yield Curve CMT 1 year + 2.000%), 4.500%, 11/01/33[2]	491,228	512,830
(U.S. Treasury Yield Curve CMT 1 year + 2.219%), 4.591%, 10/01/33[2]	418,047	439,108
(U.S. Treasury Yield Curve CMT 1 year + 2.225%), 4.596%, 10/01/33[2]	611,825	640,482
(U.S. Treasury Yield Curve CMT 1 year + 2.511%), 4.604%, 06/01/35[2]	332,020	351,842
(U.S. Treasury Yield Curve CMT 1 year + 2.225%), 4.705%, 11/01/33[2]	457,139	479,760
(U.S. Treasury Yield Curve CMT 1 year + 2.250%), 4.724%, 05/01/34[2]	1,023,901	1,077,507
(U.S. Treasury Yield Curve CMT 1 year + 2.230%), 4.725%, 12/01/33[2]	709,747	745,660
(U.S. Treasury Yield Curve CMT 1 year + 2.690%), 4.858%, 05/01/35[2]	543,302	579,004
5.000%, 07/01/48	424,162	456,649
Total Freddie Mac		28,292,579

Ginnie Mae - 4.0%

GNMA
Series 2014-60, Class DA 1.500%, 03/20/39	342,179	340,705
6.000%, 01/15/36	4,507,900	4,938,825
Total Ginnie Mae		5,279,530

U.S. Treasury Obligations - 2.9%

United States Treasury Inflation Indexed Bonds 2.375%, 01/15/27	3,423,393	3,779,189

Interest Only Strip - 2.4%

FHLMC REMICS
Series 2922, Class SE (6.750% minus 1 month LIBOR, Cap 6.750%, Floor 0.000%), 4.295%, 02/15/35[2]	142,521	23,706
Series 2934, Class HI 5.000%, 02/15/20	7,032	124
Series 2934, Class KI 5.000%, 02/15/20	3,687	58
Series 2965, Class SA (6.050% minus 1 month LIBOR, Cap 6.050%, Floor 0.000%), 3.595%, 05/15/32[2]	322,610	37,568
Series 2967, Class JI 5.000%, 04/15/20	26,501	551

The accompanying notes are an integral part of these financial statements.
33

AMG Managers Amundi Short Duration Government Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strip - 2.4% (continued)

FHLMC REMICS
Series 2980, Class SL (6.700% minus 1 month LIBOR, Cap 6.700%, Floor 0.000%), 4.245%, 11/15/34[2]	$219,444	$44,641
Series 2981, Class SU (7.800% minus 1 month LIBOR, Cap 7.800%, Floor 0.000%), 5.345%, 05/15/30[2]	158,161	24,688
Series 3065, Class DI (6.620% minus 1 month LIBOR, Cap 6.620%, Floor 0.000%), 4.165%, 04/15/35[2]	492,852	73,439
Series 3308, Class S (7.200% minus 1 month LIBOR, Cap 7.200%, Floor 0.000%), 4.745%, 03/15/32[2]	261,963	43,141
Series 3424, Class XI (6.570% minus 1 month LIBOR, Cap 6.570%, Floor 0.000%), 4.115%, 05/15/36[2]	381,661	56,965
Series 3489, Class SD (7.800% minus 1 month LIBOR, Cap 7.800%, Floor 0.000%), 5.345%, 06/15/32[2]	150,597	26,557
Series 3882, Class AI 5.000%, 06/15/26	6,979	144
Series 3927, Class AI 4.500%, 08/15/26	132,923	10,798
Series 4097, Class CI 3.000%, 08/15/27	164,947	13,526
Series 4123, Class DI 3.000%, 10/15/27	424,194	32,914
Series 4395, Class TI 4.000%, 05/15/26	435,452	36,000

FNMA
Series 306, Class IO 8.000%, 05/25/30	46,612	12,467

FNMA REMICS
Series 2004-51, Class SX (7.120% minus 1 month LIBOR, Cap 7.120%, Floor 0.000%), 4.614%, 07/25/34[2]	168,041	27,596
Series 2004-64, Class SW (7.050% minus 1 month LIBOR, Cap 7.050%, Floor 0.000%), 4.544%, 08/25/34[2]	494,601	80,298
Series 2004-66, Class SE (6.500% minus 1 month LIBOR, Cap 6.500%, Floor 0.000%), 3.994%, 09/25/34[2]	79,438	11,295
Series 2005-12, Class SC (6.750% minus 1 month LIBOR, Cap 6.750%, Floor 0.000%), 4.244%, 03/25/35[2]	174,815	24,777
Series 2005-45, Class SR (6.720% minus 1 month LIBOR, Cap 6.720%, Floor 0.000%), 4.214%, 06/25/35[2]	414,962	64,220
Series 2005-65, Class KI (7.000% minus 1 month LIBOR, Cap 7.000%, Floor 0.000%), 4.494%, 08/25/35[2]	989,910	157,222
Series 2005-66, Class GS (6.850% minus 1 month LIBOR, Cap 6.850%, Floor 0.000%), 4.344%, 07/25/20[2]	10,433	162
Series 2006-3, Class SA (6.150% minus 1 month LIBOR, Cap 6.150%, Floor 0.000%), 3.644%, 03/25/36[2]	187,997	24,068

	Principal Amount	Value
FNMA REMICS
Series 2007-75, Class JI (6.545% minus 1 month LIBOR, Cap 6.545%, Floor 0.000%), 4.039%, 08/25/37[2]	$92,922	$14,548
Series 2007-85, Class SI (6.460% minus 1 month LIBOR, Cap 6.460%, Floor 0.000%), 3.954%, 09/25/37[2]	199,601	30,312
Series 2008-86, Class IO 4.500%, 03/25/23	5,833	43
Series 2008-87, Class AS (7.650% minus 1 month LIBOR, Cap 7.650%, Floor 0.000%), 5.144%, 07/25/33[2]	546,960	94,316
Series 2009-31, Class PI 5.000%, 11/25/38	548,815	83,024
Series 2010-105, Class IO 5.000%, 08/25/20	43,679	643
Series 2010-121, Class IO 5.000%, 10/25/25	5,495	54
Series 2010-65, Class IO 5.000%, 09/25/20	63,652	1,459
Series 2010-68, Class SJ (6.550% minus 1 month LIBOR, Cap 6.550%, Floor 0.000%), 4.044%, 07/25/40[2]	224,721	38,455
Series 2011-124, Class IC 3.500%, 09/25/21	242,453	3,676
Series 2011-63, Class AS (5.920% minus 1 month LIBOR, Cap 5.920%, Floor 0.000%), 3.414%, 07/25/41[2]	254,042	32,376
Series 2011-88, Class WI 3.500%, 09/25/26	483,543	41,875
Series 2012-126, Class SJ (5.000% minus 1 month LIBOR, Cap 5.000%, Floor 0.000%), 2.494%, 11/25/42[2]	2,840,923	336,803
Series 2012-130, Class UI 3.000%, 12/25/27	195,962	16,061
Series 2012-150, Class BI 3.000%, 01/25/28	204,143	16,921
Series 2013-5, Class YI 3.000%, 02/25/28	221,565	18,299

GNMA
Series 2011-167, Class IO 5.000%, 12/16/20	40,549	1,058
Series 2011-32, Class KS (12.100% minus 2 times 1 month LIBOR, Cap 12.100%, Floor 0.000%), 7.190%, 06/16/34[2]	134,286	3,963
Series 2011-94, Class IS (6.700% minus 1 month LIBOR, Cap 6.700%, Floor 0.000%), 4.245%, 06/16/36[2]	313,544	31,843
Series 2012-101, Class AI 3.500%, 08/20/27	222,916	21,864
Series 2012-103, Class IB 3.500%, 04/20/40	590,541	49,148
Series 2012-140, Class IC 3.500%, 11/20/42	528,826	93,118
Series 2012-34, Class KS (6.050% minus 1 month LIBOR, Cap 6.050%, Floor 0.000%), 3.595%, 03/16/42[2]	2,533,805	545,223
Series 2012-69, Class QI 4.000%, 03/16/41	909,023	132,581

The accompanying notes are an integral part of these financial statements.
34

AMG Managers Amundi Short Duration Government Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Interest Only Strip - 2.4% (continued)

GNMA
Series 2012-96, Class IC 3.000%, 08/20/27	$483,976	$43,890
Series 2013-5, Class BI 3.500%, 01/20/43	208,508	36,686
Series 2014-173, Class AI 4.000%, 11/20/38	112,412	5,648
Series 2016-108, Class QI 4.000%, 08/20/46	306,521	66,395
Series 2016-118, Class DS (6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 09/20/46[2]	534,861	88,708
Series 2016-145, Class UI 3.500%, 10/20/46	463,565	91,095
Series 2016-17, Class JS
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 02/20/46[2]	531,958	75,413
Series 2016-20, Class SB
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 02/20/46[2]	547,788	78,500
Series 2016-46, Class JI 4.500%, 04/20/46	213,708	49,849
Series 2016-5, Class CS
(6.150% minus 1 month LIBOR, Cap 6.150%, Floor 0.000%), 3.680%, 01/20/46[2]	505,313	81,767
Series 2016-81, Class IO 4.000%, 06/20/46	412,699	78,894
Series 2016-88, Class SM
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 3.630%, 07/20/46[2]	544,365	91,161

Total Interest Only Strip		3,222,594

Total U.S. Government and Agency Obligations
(Cost $113,056,559)		112,312,188

	Principal Amount	Value
Short-Term Investments - 14.3%

U.S. Government and Agency Obligations - 8.2%

FHLB, 0.204, 01/18/19[6]	$4,000,000	$3,995,962

FHLMC, 0.053, 01/03/19[6]	3,000,000	2,999,628

FNMA, 0.053, 01/02/19[6]	4,000,000	3,999,753

Total U.S. Government and Agency Obligations		10,995,343

U.S. Government Obligation - 0.4%

U.S. Treasury Bill, 0.276%, 01/24/19[6,7]	470,000	469,358

	Shares

Other Investment Companies - 5.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[8]	2,523,005	2,523,005

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[8]	2,523,005	2,523,005

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[8]	2,599,459	2,599,459

Total Other Investment Companies		7,645,469

Total Short-Term Investments
(Cost $19,110,170)		19,110,170

Total Investments - 101.2% (Cost $135,659,003)		134,885,869

Other Assets, less Liabilities - (1.2)%		(1,603,676)

Net Assets - 100.0%		$133,282,193

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2018, the value of these securities amounted to $3,463,511 or 2.6% of net assets.

[2]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2018.

[3]

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2018, amounted to $1,553,232, or 1.2% of net assets.

[5]

TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

[6]	Represents yield to maturity at December 31, 2018.
[7]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2018, amounted to $469,358, or 0.4% of net assets.

[8]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
CMT	Constant Maturity Treasury
FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
IO	Interest Only
LIBOR	London Interbank Offered Rate
REMICS	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.
35

AMG Managers Amundi Short Duration Government Fund Schedule of Portfolio Investments (continued)

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
10-Year U.S. Treasury Note	USD	27	Long	03/20/19	$3,294,422	$78,752

5-Year U.S. Treasury Note	USD	25	Long	03/29/19	2,867,188	47,335

10-Year Interest Rate Swap	USD	71	Short	03/18/19	(7,264,187)	(142,036)

2-Year U.S. Treasury Note	USD	4	Short	03/29/19	(849,250)	(5,770)

5-Year Interest Rate Swap	USD	173	Short	03/18/19	(17,436,507)	(253,173)

90-Day Euro Futures	USD	17	Short	03/18/19	(4,134,825)	10,469

90-Day Euro Futures	USD	17	Short	06/17/19	(4,135,888)	5,294

90-Day Euro Futures	USD	17	Short	09/16/19	(4,136,950)	1,519

90-Day Euro Futures	USD	17	Short	03/16/20	(4,141,413)	(7,206)

90-Day Euro Futures	USD	17	Short	03/15/21	(4,146,300)	(16,344)

90-Day Euro Futures	USD	17	Short	03/14/22	(4,143,113)	(15,669)

90-Day Euro Futures	USD	17	Short	06/15/20	(4,143,962)	(10,856)

90-Day Euro Futures	USD	17	Short	06/14/21	(4,146,300)	(16,844)

90-Day Euro Futures	USD	17	Short	06/13/22	(4,142,263)	(15,319)

90-Day Euro Futures	USD	17	Short	09/14/20	(4,145,662)	(13,581)

90-Day Euro Futures	USD	17	Short	09/13/21	(4,145,875)	(17,131)

90-Day Euro Futures	USD	17	Short	09/19/22	(4,141,413)	(15,144)

90-Day Euro Futures	USD	17	Short	12/14/20	(4,145,025)	(14,394)

90-Day Euro Futures	USD	17	Short	12/13/21	(4,143,962)	(16,231)

90-Day Euro Futures	USD	14	Short	12/19/22	(3,409,350)	(15,011)

90-Day Euro Futures	USD	17	Short	12/16/19	(4,137,375)	(2,031)

U.S. Ultra Bond CBT Dec 18	USD	23	Short	03/20/19	(3,695,094)	(190,949)

					Total	$(624,320)

The accompanying notes are an integral part of these financial statements.
36

AMG Managers Amundi Short Duration Government Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Asset-Backed Securities	—	$3,206,152	—	$3,206,152

Mortgage-Backed Security	—	257,359	—	257,359

U.S. Government and Agency Obligations†	—	112,312,188	—	112,312,188

Short-Term Investments

U.S. Government and Agency Obligations	—	10,995,343	—	10,995,343

U.S. Government Obligation	—	469,358	—	469,358

Other Investment Companies	$7,645,469	—	—	7,645,469

Total Investments in Securities	$7,645,469	$127,240,400	—	$134,885,869

Financial Derivative Instruments - Assets

Interest Rate Futures Contracts	$143,369	—	—	$143,369

Financial Derivative Instruments - Liabilities

Interest Rate Futures Contracts	(767,689)	—	—	(767,689)

Total Financial Derivative Instruments	$(624,320)	—	—	$(624,320)

†

All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The following schedule shows the value of derivative instruments at December 31, 2018:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate futures contracts	Receivable for variation margin[1]	$16,797	Payable for variation margin[1]	$97,312

1 Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $(624,320).

For the fiscal year ended December 31, 2018 the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/Loss		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/Loss	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Interest rate futures contracts	Net realized gain on futures contracts	$1,119,043	Net change in unrealized appreciation/ depreciation on futures contracts	$(621,806)

The accompanying notes are an integral part of these financial statements.
37

Statement of Assets and Liabilities December 31, 2018

	AMG Chicago Equity Partners Balanced Fund	AMG Managers Amundi Intermediate Government Fund	AMG Managers Amundi Short Duration Government Fund

Assets:

Investments at Value[1] (including securities on loan valued at $12,415,179, $0, and $0, respectively)	$250,201,447	$115,673,579	$134,885,869

Foreign currency[2]	236	—	—

Dividend, interest and other receivables	882,121	311,184	503,426

Receivable for paydowns	—	1,462	320,604

Receivable for Fund shares sold	3,220,227	184,142	375,416

Receivable from affiliate	40,061	—	12,580

Receivable for variation margin	—	1,969	16,797

Prepaid expenses and other assets	28,161	12,090	14,224

Total assets	254,372,253	116,184,426	136,128,916

Liabilities:

Payable upon return of securities loaned	2,307,855	—	—

Payable for delayed delivery investments purchased	—	33,991,527	1,537,828

Payable for Fund shares repurchased	1,504,999	967,308	1,036,760

Payable for variation margin	—	24,672	97,312

Due to custodian	—	258,562	—

Accrued expenses:

Investment advisory and management fees	128,418	53,064	45,747

Administrative fees	32,105	10,472	17,155

Distribution fees	16,437	—	—

Shareholder service fees	5,333	9,746	14,317

Professional fees	37,884	53,017	55,028

Other	85,737	37,225	42,576

Total liabilities	4,118,768	35,405,593	2,846,723

Net Assets	$250,253,485	$80,778,833	$133,282,193

[1] Investments at cost	$252,230,890	$116,356,804	$135,659,003

[2] Foreign currency at cost	$234	—	—

The accompanying notes are an integral part of these financial statements.
38

Statement of Assets and Liabilities (continued)

	AMG Chicago Equity Partners Balanced Fund	AMG Managers Amundi Intermediate Government Fund	AMG Managers Amundi Short Duration Government Fund

Net Assets Represent:

Paid-in capital	$250,210,831	$86,019,036	$141,030,851

Distributable earnings (loss)	42,654	(5,240,203)	(7,748,658)

Net Assets	$250,253,485	$80,778,833	$133,282,193

Class N:

Net Assets	$75,270,822	$72,765,676	$99,523,866

Shares outstanding	4,872,327	7,005,639	10,626,234

Net asset value, offering and redemption price per share	$15.45	$10.39	$9.37

Class I:

Net Assets	$166,553,933	$6,896,612	$33,038,486

Shares outstanding	10,674,349	663,883	3,529,262

Net asset value, offering and redemption price per share	$15.60	$10.39	$9.36

Class Z:

Net Assets	$8,428,730	$1,116,545	$719,841

Shares outstanding	540,335	107,544	76,837

Net asset value, offering and redemption price per share	$15.60	$10.38	$9.37

The accompanying notes are an integral part of these financial statements.
39

Statement of Operations For the fiscal year ended December 31, 2018

	AMG Chicago Equity Partners Balanced Fund	AMG Managers Amundi Intermediate Government Fund	AMG Managers Amundi Short Duration Government Fund

Investment Income:

Dividend income	$2,524,716	$279,668	$94,742

Interest income	2,261,380	2,261,617	3,453,450

Securities lending income	16,386	—	—

Foreign withholding tax	(28,015)	—	—

Total investment income	4,774,467	2,541,285	3,548,192

Expenses:

Investment advisory and management fees	1,362,602	447,467	594,575

Administrative fees	340,651	139,833	222,966

Distribution fees - Class N	191,900	—	—

Shareholder servicing fees - Class N	—	127,434	177,788

Shareholder servicing fees - Class I	131,552	3,566	14,725

Custodian fees	141,513	52,629	59,367

Registration fees	61,715	58,472	66,403

Professional fees	45,485	54,518	57,657

Reports to shareholders	34,732	10,572	17,140

Transfer agent fees	30,806	(1,200)	5,570

Trustee fees and expenses	15,687	7,372	11,785

Miscellaneous	6,520	4,114	4,220

Total expenses before offsets	2,363,163	904,777	1,232,196

Expense reimbursements	(132,068)	(83,933)	—

Expense reductions	(15,794)	—	—

Fee waivers	—	(46,611)	(163,508)

Net expenses	2,215,301	774,233	1,068,688

Net investment income	2,559,166	1,767,052	2,479,504

Net Realized and Unrealized Loss:

Net realized gain (loss) on investments	11,445,105	(1,379,396)	(318,752)

Net realized gain on TBA forward sale commitments	—	—	67,016

Net realized gain on futures contracts	—	167,702	1,119,043

Net realized loss on foreign currency transactions	(14,380)	—	—

Net change in unrealized appreciation/depreciation on investments	(23,699,307)	(1,132,421)	(1,590,180)

Net change in unrealized appreciation/depreciation on TBA forward sale commitments	—	3,985	4,185

Net change in unrealized appreciation/depreciation on futures contracts	—	(163,275)	(621,806)

Net change in unrealized appreciation/depreciation on foreign currency translations	794	—	—

Net realized and unrealized loss	(12,267,788)	(2,503,405)	(1,340,494)

Net increase (decrease) in net assets resulting from operations	$(9,708,622)	$(736,353)	$1,139,010

The accompanying notes are an integral part of these financial statements.
40

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Chicago Equity Partners Balanced Fund		AMG Managers Amundi Intermediate Government Fund		AMG Managers Amundi Short Duration Government Fund

	2018	2017	2018	2017[1]	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$2,559,166	$1,335,965	$1,767,052	$1,972,350	$2,479,504	$2,218,442

Net realized gain (loss) on investments	11,430,725	11,745,082	(1,211,694)	1,064,328	867,307	(53,039)

Net change in unrealized appreciation/depreciation on investments	(23,698,513)	14,146,833	(1,291,711)	(487,404)	(2,207,801)	(923,976)

Net increase (decrease) in net assets resulting from operations	(9,708,622)	27,227,880	(736,353)	2,549,274	1,139,010	1,241,427

Distributions to Shareholders:[2]

Class N	(4,965,289)	(3,514,311)	(1,592,224)	(2,210,849)	(2,084,939)	(4,012,537)

Class I	(11,086,856)	(5,348,763)	(150,473)	(27,256)	(572,925)	(443,522)

Class Z	(569,332)	(339,957)	(23,260)	(23,041)	(13,176)	(15,045)

From paid-in capital:

Class N	—	—	—	(188,523)	—	—

Class I	—	—	—	(2,324)	—	—

Class Z	—	—	—	(1,965)	—	—

Total distributions to shareholders	(16,621,477)	(9,203,031)	(1,765,957)	(2,453,958)	(2,671,040)	(4,471,104)

Capital Share Transactions:[3]

Net increase (decrease) from capital share transactions	80,294,870	4,076,435	(25,204,554)	(58,020,446)	(25,238,503)	(71,286,485)

Total increase (decrease) in net assets	53,964,771	22,101,284	(27,706,864)	(57,925,130)	(26,770,533)	(74,516,162)

Net Assets:

Beginning of year	196,288,714	174,187,430	108,485,697	166,410,827	160,052,726	234,568,888

End of year[4]	$250,253,485	$196,288,714	$80,778,833	$108,485,697	$133,282,193	$160,052,726

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

Net assets - End of year includes undistributed (distributions in excess of) net investment income of $(12,953), $0 and $205,033 for AMG Chicago Equity Partners Balanced Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund, respectively, in 2017. During 2018, the requirement to disclose undistributed (distributions in excess of) net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
41

AMG Chicago Equity Partners Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$17.03	$15.45	$14.92	$15.09	$15.13

Income (loss) from Investment Operations:

Net investment income[2,3]	0.18	0.10	0.14 [4]	0.10 [5]	0.11

Net realized and unrealized gain (loss) on investments	(0.67)	2.30	0.54	0.23	1.37

Total income (loss) from investment operations	(0.49)	2.40	0.68	0.33	1.48

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.11)	(0.14)	(0.11)	(0.11)

Net realized gain on investments	(0.93)	(0.71)	(0.01)	(0.39)	(1.41)

Total distributions to shareholders	(1.09)	(0.82)	(0.15)	(0.50)	(1.52)

Net Asset Value, End of Year	$15.45	$17.03	$15.45	$14.92	$15.09

Total Return[3,6]	(2.89)%	15.54%	4.59%	2.19%	9.69%

Ratio of net expenses to average net assets[7]	1.08%	1.09%	1.08%	1.08%	1.07%

Ratio of gross expenses to average net assets[8]	1.15%	1.14%	1.25%	1.36%	1.40%

Ratio of net investment income to average net assets[3]	1.02%	0.63%	0.94%	0.64%	0.70%

Portfolio turnover	80%	75%	119%	105%	92%

Net assets end of year (000’s) omitted	$75,271	$74,315	$92,502	$94,476	$41,751

42

AMG Chicago Equity Partners Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$17.19	$15.59	$15.05	$15.23	$15.26

Income (loss) from Investment Operations:

Net investment income[2,3]	0.21	0.13	0.17 [4]	0.12 [5]	0.15

Net realized and unrealized gain (loss) on investments	(0.68)	2.31	0.54	0.23	1.37

Total income (loss) from investment operations	(0.47)	2.44	0.71	0.35	1.52

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.13)	(0.16)	(0.14)	(0.13)

Net realized gain on investments	(0.93)	(0.71)	(0.01)	(0.39)	(1.42)

Total distributions to shareholders	(1.12)	(0.84)	(0.17)	(0.53)	(1.55)

Net Asset Value, End of Year	$15.60	$17.19	$15.59	$15.05	$15.23

Total Return[3,6]	(2.77)%	15.71%	4.79%	2.29%	9.93%

Ratio of net expenses to average net assets[7]	0.92%	0.94%	0.93%	0.93%	0.86%

Ratio of gross expenses to average net assets[8]	0.99%	0.99%	1.10%	1.21%	1.20%

Ratio of net investment income to average net assets[3]	1.18%	0.78%	1.09%	0.80%	0.91%

Portfolio turnover	80%	75%	119%	105%	92%

Net assets end of year (000’s) omitted	$166,554	$114,913	$75,890	$60,798	$14,481

43

AMG Chicago Equity Partners Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$17.19	$15.58	$15.05	$15.22	$15.26

Income (loss) from Investment Operations:

Net investment income[2,3]	0.22	0.15	0.18 [4]	0.14 [5]	0.15

Net realized and unrealized gain (loss) on investments	(0.67)	2.32	0.54	0.23	1.38

Total income (loss) from investment operations	(0.45)	2.47	0.72	0.37	1.53

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.15)	(0.18)	(0.15)	(0.15)

Net realized gain on investments	(0.93)	(0.71)	(0.01)	(0.39)	(1.42)

Total distributions to shareholders	(1.14)	(0.86)	(0.19)	(0.54)	(1.57)

Net Asset Value, End of Year	$15.60	$17.19	$15.58	$15.05	$15.22

Total Return[3,6]	(2.68)%	15.90%	4.82%	2.44%	9.97%

Ratio of net expenses to average net assets[7]	0.83%	0.84%	0.83%	0.83%	0.82%

Ratio of gross expenses to average net assets[8]	0.90%	0.89%	1.00%	1.09%	1.15%

Ratio of net investment income to average net assets[3]	1.27%	0.88%	1.20%	0.89%	0.95%

Portfolio turnover	80%	75%	119%	105%	92%

Net assets end of year (000’s) omitted	$8,429	$7,060	$5,796	$1,709	$12,401

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for Class N, Class I and Class Z shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes reduction from broker recapture amounting to 0.01%, less than 0.01%, 0.01%, 0.01% and 0.02% for the fiscal years ended 2018, 2017, 2016, 2015 and 2014, respectively.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

44

AMG Managers Amundi Intermediate Government Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$10.62	$10.65	$10.81	$10.96	$10.64

Income (loss) from Investment Operations:

Net investment income[3,4]	0.20	0.16	0.14	0.11	0.17

Net realized and unrealized gain (loss) on investments	(0.23)	0.02	0.01	0.01	0.54

Total income (loss) from investment operations	(0.03)	0.18	0.15	0.12	0.71

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.19)	(0.13)	(0.10)	(0.17)

Net realized gain on investments	—	—	(0.18)	(0.17)	(0.22)

Paid in capital	—	(0.02)	—	—	—

Total distributions to shareholders	(0.20)	(0.21)	(0.31)	(0.27)	(0.39)

Net Asset Value, End of Year	$10.39	$10.62	$10.65	$10.81	$10.96

Total Return[4]	(0.27)%[5]	1.68%[5]	1.42%[5]	1.09%	6.73%

Ratio of net expenses to average net assets	0.84%	0.84%	0.88%	0.88%	0.89%

Ratio of gross expenses to average net assets[6]	0.98%	0.99%	0.93%	0.92%	0.96%

Ratio of net investment income to average net assets[4]	1.89%	1.46%	1.32%	0.99%	1.54%

Portfolio turnover	0%[7]	10%	17%	21%	11%

Net assets end of year (000’s) omitted	$72,766	$104,847	$166,411	$192,039	$174,138

45

AMG Managers Amundi Intermediate Government Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class I	2018	2017[8]

Net Asset Value, Beginning of Period	$10.62	$10.70

Income (loss) from Investment Operations:

Net investment income[3,4]	0.21	0.15

Net realized and unrealized loss on investments	(0.23)	(0.03)

Total income (loss) from investment operations	(0.02)	0.12

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.18)

Paid in capital	—	(0.02)

Total distributions to shareholders	(0.21)	(0.20)

Net Asset Value, End of Period	$10.39	$10.62

Total Return[4]	(0.17)%[5]	1.15%[5,9]

Ratio of net expenses to average net assets	0.74%	0.72%[10]

Ratio of gross expenses to average net assets[6]	0.88%	0.88%[10]

Ratio of net investment income to average net assets[4]	1.99%	1.68%[10]

Portfolio turnover	0%[7]	10%

Net assets end of period (000’s) omitted	$6,897	$2,313

46

AMG Managers Amundi Intermediate Government Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2018	2017[8]

Net Asset Value, Beginning of Period	$10.62	$10.70

Income (loss) from Investment Operations:

Net investment income[3,4]	0.21	0.16

Net realized and unrealized loss on investments	(0.24)	(0.04)

Total income (loss) from investment operations	(0.03)	0.12

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.18)

Paid in capital	—	(0.02)

Total distributions to shareholders	(0.21)	(0.20)

Net Asset Value, End of Period	$10.38	$10.62

Total Return[4]	(0.22)%[5]	1.15%[5,9]

Ratio of net expenses to average net assets	0.69%	0.69%[10]

Ratio of gross expenses to average net assets[6]	0.83%	0.85%[10]

Ratio of net investment income to average net assets[4]	2.04%	1.72%[10]

Portfolio turnover	0%[7]	10%

Net assets end of period (000’s) omitted	$1,117	$1,326

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Less than 0.5%.
[8]	Commencement of operations was February 27, 2017.
[9]	Not annualized.
[10]	Annualized.

47

AMG Managers Amundi Short Duration Government Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2018	2017[1]	2016[2]	2015	2014

Net Asset Value, Beginning of Year	$9.47	$9.63	$9.62	$9.65	$9.64

Income (loss) from Investment Operations:

Net investment income[3,4]	0.16	0.10	0.16	0.02	0.05

Net realized and unrealized gain (loss) on investments	(0.09)	(0.04)	(0.05)	(0.03)	0.01

Total income (loss) from investment operations	0.07	0.06	0.11	(0.01)	0.06

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.22)	(0.10)	(0.02)	(0.05)

Total distributions to shareholders	(0.17)	(0.22)	(0.10)	(0.02)	(0.05)

Net Asset Value, End of Year	$9.37	$9.47	$9.63	$9.62	$9.65

Total Return[4,5]	0.74%	0.58%	1.10%	(0.15)%	0.60%

Ratio of net expenses to average net assets	0.74%	0.74%	0.80%	0.79%	0.80%

Ratio of gross expenses to average net assets[6]	0.85%	0.83%	0.80%	0.79%	0.80%

Ratio of net investment income to average net assets[4]	1.65%	1.07%	1.69%	0.25%	0.47%

Portfolio turnover	14%	20%	37%	51%	41%

Net assets end of year (000’s) omitted	$99,524	$135,620	$234,569	$395,306	$385,246

48

AMG Managers Amundi Short Duration Government Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class I	2018	2017[7]

Net Asset Value, Beginning of Period	$9.46	$9.64

Income (loss) from Investment Operations:

Net investment income[3,4]	0.16	0.11

Net realized and unrealized loss on investments	(0.08)	(0.08)

Total income from investment operations	0.08	0.03

Less Distributions to Shareholders from:

Net investment income	(0.18)	(0.21)

Total distributions to shareholders	(0.18)	(0.21)

Net Asset Value, End of Period	$9.36	$9.46

Total Return[4,5]	0.84%	0.31%[8]

Ratio of net expenses to average net assets	0.64%	0.62%[9]

Ratio of gross expenses to average net assets[6]	0.75%	0.73%[9]

Ratio of net investment income to average net assets[4]	1.75%	1.41%[9]

Portfolio turnover	14%	20%

Net assets end of period (000’s) omitted	$33,038	$23,757

49

AMG Managers Amundi Short Duration Government Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class Z	2018	2017[7]

Net Asset Value, Beginning of Period	$9.47	$9.64

Income (loss) from Investment Operations:

Net investment income[3,4]	0.17	0.12

Net realized and unrealized loss on investments	(0.09)	(0.08)

Total income from investment operations	0.08	0.04

Less Distributions to Shareholders from:

Net investment income	(0.18)	(0.21)

Total distributions to shareholders	(0.18)	(0.21)

Net Asset Value, End of Period	$9.37	$9.47

Total Return[4,5]	0.89%	0.44%[8]

Ratio of net expenses to average net assets	0.59%	0.57%[9]

Ratio of gross expenses to average net assets[6]	0.70%	0.68%[9]

Ratio of net investment income to average net assets[4]	1.80%	1.46%[9]

Portfolio turnover	14%	20%

Net assets end of period (000’s) omitted	$720	$675

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Commencement of operations was on February 27, 2017.
[8]	Not annualized.
[9]	Annualized.

50

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds II (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Chicago Equity Partners Balanced Fund (“Balanced”), AMG Managers Amundi Intermediate Government Fund (“Intermediate Government”) and AMG Managers Amundi Short Duration Government Fund (“Short Duration”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares. Balanced offers Class N, Class I and Class Z. Effective February 27, 2017, Intermediate Government and Short Duration’s Class S shares were renamed Class N and both funds commenced offering Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the

51

Notes to Financial Statements (continued)

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Balanced had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2018, the impact on the expenses and expense ratios, if any, was $15,794 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to redesignation of dividends paid, foreign currency and tax adjustments relating to corporate actions. Temporary differences are due to capital loss deferrals on straddles, qualified late-year loss deferrals, wash sales and capital loss carryforwards not yet utilized.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

Fund	Net Investment Income	Realized Gain on Investments

Balanced

Class N	$544,946	$2,969,365

Class I	750,899	4,597,864

Class Z	58,823	281,134

Total	$1,354,668	$7,848,363

Intermediate Government

Class N	$2,210,849	—

Class I	27,256	—

Class Z	23,041	—

Total	$2,261,146	—

Short Duration

Class N	$4,012,537	—

Class I	443,522	—

Class Z	15,045	—

Total	$4,471,104	—

52

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	Balanced		Intermediate Government		Short Duration

Distributions paid from:	2018	2017	2018	2017	2018	2017

Ordinary income	$2,473,972	$1,336,645	$1,765,957	$2,261,146	$2,671,040	$4,471,104

Short-term capital gains	4,164,098	3,377,861	—	—	—	—

Long-term capital gains	9,983,986	4,487,937	—	—	—	—

Paid-in capital	—	—	—	192,812	—	—

	$16,622,056	$9,202,443	$1,765,957	$2,453,958	$2,671,040	$4,471,104

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	Intermediate Government	Short Duration

Capital loss carryforward	—	$3,590,912	$5,828,478

Undistributed ordinary income	$95,468	1,095	13,497

Undistributed short-term capital gains	—	—	—

Undistributed long-term capital gains	3,124,169	—	—

Late-year loss deferral	659,748	—	—

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Balanced	$252,718,619	$12,424,298	$(14,941,524)	$(2,517,226)

Intermediate Government	116,356,804	962,814	(1,646,039)	(683,225)

Short Duration	135,659,003	1,156,707	(1,929,841)	(773,134)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total

Intermediate Government	$98,490	$3,492,422	$3,590,912

Short Duration	417,832	5,410,646	5,828,478

As of December 31, 2018, Balanced had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Balanced incur net capital losses for the fiscal year ended December 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

53

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Funds were as follows:

	Balanced

	December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	1,829,410	$31,862,118	1,239,936	$20,491,466

Reinvestment of distributions	275,306	4,281,568	180,583	3,069,279

Cost of shares repurchased	(1,595,686)	(27,737,463)	(3,044,466)	(50,984,756)

Net increase (decrease)	509,030	$8,406,223	(1,623,947)	$(27,424,011)

Class I:

Proceeds from sale of shares	5,399,926	$94,484,167	2,705,468	$45,868,384

Reinvestment of distributions	364,983	5,735,369	161,858	2,780,507

Cost of shares repurchased	(1,775,098)	(30,603,938)	(1,051,459)	(17,798,320)

Net increase	3,989,811	$69,615,598	1,815,867	$30,850,571

Class Z:

Proceeds from sale of shares	183,387	$3,281,181	77,566	$1,285,979

Reinvestment of distributions	33,709	529,976	19,371	332,260

Cost of shares repurchased	(87,554)	(1,538,108)	(58,065)	(968,364)

Net increase	129,542	$2,273,049	38,872	$649,875

		Intermediate Government				Short Duration

	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:[1]

Proceeds from sale of shares	1,508,515	$15,684,417	2,506,899	$26,802,132	2,561,424	$24,214,558	4,487,160	$43,034,526

Reinvestment of distributions	136,575	1,413,662	206,475	2,204,214	217,861	2,054,398	392,197	3,743,767

Cost of shares repurchased	(4,507,368)	(46,771,107)	(8,473,695)	(90,681,619)	(6,477,199)	(61,190,958)	(14,919,003)	(142,857,038)

Net decrease	(2,862,278)	$(29,673,028)	(5,760,321)	$(61,675,273)	(3,697,914)	$(34,922,002)	(10,039,646)	$(96,078,745)

Class I:[2]

Proceeds from sale of shares	831,734	$8,636,946	282,788	$3,034,044	2,341,950	$22,119,771	5,634,803	$53,874,614

Reinvestment of distributions	14,551	150,473	2,771	29,580	24,973	235,383	15,916	151,394

Cost of shares repurchased	(400,115)	(4,136,899)	(67,846)	(727,699)	(1,348,324)	(12,723,634)	(3,140,056)	(29,921,094)

Net increase	446,170	$4,650,520	217,713	$2,335,925	1,018,599	$9,631,520	2,510,663	$24,104,914

Class Z:[2]

Proceeds from sale of shares	13,037	$135,483	169,759	$1,799,841	13,154	$124,228	126,003	$1,211,014

Reinvestment of distributions	2,249	23,260	2,342	25,005	1,397	13,176	1,577	15,045

Cost of shares repurchased	(32,636)	(340,789)	(47,207)	(505,944)	(9,015)	(85,425)	(56,279)	(538,713)

Net increase (decrease)	(17,350)	$(182,046)	124,894	$1,318,902	5,536	$51,979	71,301	$687,346

1 Effective February 27, 2017, Class S was renamed Class N.

2 Commencement of operations was February 27, 2017.

54

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding for Balanced was $2,307,855.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Funds’ Statement of Assets and Liabilities. For financial reporting purposes, the Funds do not offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Balanced is managed by Chicago Equity Partners, LLC (“CEP”) and Intermediate Government and Short Duration are managed by Amundi Pioneer Institutional Asset Management, Inc. AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.60%

Intermediate Government	0.48%

Short Duration	0.40%

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund

55

Notes to Financial Statements (continued)

fees and expenses and extraordinary expenses) of Balanced to 0.84% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.74% of Intermediate Government’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

Effective February 27, 2017, the Investment Manager has contractually agreed, through May 1, 2019, to waive Intermediate Government’s management fee by 0.05%, from 0.48% to 0.43%, and Short Duration’s management fee by 0.11%, from 0.40% to 0.29%. For the fiscal year ended December 31, 2018, the management fee for Intermediate Government and Short Duration was reduced by $46,611 and $163,508, respectively.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Funds’ expiration of recoupment is as follows:

Expiration Period	Balanced	Intermediate Government

Less than 1 year	$276,286	$81,422

Within 2 years	92,722	135,196

Within 3 years	132,068	83,933

Total Amount Subject to Recoupment	$501,076	$300,551

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Money Market Funds. For the fiscal year ended December 31, 2018, the investment management fee for the Funds was not reduced.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Balanced has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For Class N of Intermediate Government and Short Duration, and Class I of Balanced, Intermediate Government and Short Duration, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N shares of Intermediate Government and Short Duration and Class I shares of Balanced, Intermediate Government and Short Duration may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Balanced

Class I	0.10%	0.09%

Intermediate Government

Class N	0.15%	0.15%

Class I	0.05%	0.05%

Short Duration

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual

56

Notes to Financial Statements (continued)

retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, Intermediate Government lent a maximum of $1,120,395 for two days earning interest of $171 and Short Duration lent a maximum of $3,365,377, for six days earning interest of $1,389. The interest income amount is included in the Statement of Operations as interest income. For the fiscal year ended December 31, 2018, Balanced neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2018, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Balanced	$175,097,657	$123,879,751

Intermediate Government	—	4,897,401

Short Duration	3,926,216	16,870,487

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2018 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

Balanced	$68,470,533	$56,224,146

Intermediate Government	52,041	15,313,316

Short Duration	14,595,294	37,554,940

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Balanced	$12,415,179	$2,307,855	$10,339,584	$12,647,439

The following table summarizes the securities received as collateral for securities lending:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Balanced	U.S. Treasury Obligations	0.000%-8.750%	01/10/19-08/15/47

5. FOREIGN SECURITIES

Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the

57

Notes to Financial Statements (continued)

Funds’ financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Fund’s Schedule of Portfolio Investments. For the fiscal year ended December 31, 2018, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate Government	Short Duration
Financial Futures Contracts

Average number of contracts purchased	4	65

Average number of contracts sold	77	593

Average notional value of contracts purchased	$563,519	$7,694,503

Average notional value of contracts sold	$8,173,560	$100,768,301

8. FUTURES CONTRACTS

Intermediate Government and Short Duration purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Funds must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Funds.

Variation margin on future contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The net asset values of a Fund may be sensitive to interest rate fluctuations because a Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in

CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

10. DOLLAR ROLL AGREEMENTS

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

11. STRIPPED SECURITIES

Intermediate Government and Short Duration may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Funds’ portfolios against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting the Funds’ ability to buy or sell those securities at any particular time.

58

Notes to Financial Statements (continued)

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Balanced

Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—

Deutsche Bank Securities, Inc.	307,855	307,855	—	—

RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Totals	$2,307,855	$2,307,855	—	—

13. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Funds have early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Funds have adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

14. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

59

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG MANAGERS AMUNDI INTERMEDIATE GOVERNMENT FUND, AND AMG MANAGERS AMUNDI SHORT DURATION GOVERNMENT FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Chicago Equity Partners Balanced Fund, AMG Managers Amundi Intermediate Government Fund, and AMG Managers Amundi Short Duration Government Fund (three of the funds constituting AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

60

Other Information

TAX INFORMATION

The AMG Chicago Equity Partners Balanced Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates $9,983,986, $0, and $0 respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such fiscal year.

61

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

62

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

63

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Attn: AMG Funds P.O. Box 9769 Providence, RI 02940 800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	65

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123118 AR002

ANNUAL REPORT

AMG Funds

December 31, 2018

AMG GW&K Enhanced Core Bond Fund
Class N: MFDAX	Class I: MFDSX	Class C: MFDCX	Class Z: MFDYX

AMG GW&K Municipal Bond Fund
Class N: GWMTX	Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Class N: GWMNX	Class I: GWMEX	Class Z: GWMZX

AMG GW&K Small Cap Core Fund
Class N: GWETX	Class I: GWEIX	Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund
Class N: GWGVX	Class I: GWGIX	Class Z: GWGZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-548-4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com |	123118	AR020

AMG Funds Annual Report — December 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond Fund	5

AMG GW&K Municipal Bond Fund	12

AMG GW&K Municipal Enhanced Yield Fund	21

AMG GW&K Small Cap Core Fund	28

AMG GW&K Small/Mid Cap Fund	34

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	40

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	42

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	43

Detail of changes in assets for the past two fiscal years

Financial Highlights	45

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	60

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

OTHER INFORMATION	72

TRUSTEES AND OFFICERS	73

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

It was a difficult year for financial markets in 2018. Strong domestic economic growth fueled equity returns for the majority of the year, but a pullback in the fourth quarter reversed returns, leaving indices across market caps firmly in negative territory. Investors were driven by signs of deceleration in growth across the globe combined with political uncertainty and tighter monetary policy. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned +9.9% in the first three quarters of the year before a period of heightened volatility resulted in a fourth quarter return of -13.5% and a -4.4% return for the full fiscal year.

In 2018, there was wide performance dispersion across the eleven economic sectors of the S&P 500® Index. Despite a weak fourth quarter, health care, utilities, information technology, and consumer discretionary sectors ended the year on a positive note with returns of +6.4%, +4.1%, +3.4% and +1.9%, respectively. Corporate earnings are expected to continue growing at double digits for the fifth consecutive quarter. According to FactSet, fourth quarter earnings growth for S&P 500® companies is +10.9% (as of January 25, 2019). Growth stocks outperformed value for the first three quarters of the year until the fourth quarter’s risk off environment reversed the trend. Full year returns for the Russell 1000® Growth and Russell 1000® Value Indexes were -1.5% and -8.3%, respectively.

Despite skittish investor sentiment, the U.S. economy continued to show signs of growth, albeit at a slower pace with third quarter GDP growth ringing in at 3.4%. The Federal Reserve raised short-term interest rates four times over the course of the year to end the year at a target rate of 2.25%–2.50%. Higher interest rates eroded the performance of bonds in the first three quarters of the year and a risk off fourth quarter resulted in mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the year where it began with a 0.0% return for 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread of 0.21%. As expected, high yield bonds held up in the rising interest rate environment but struggled in the fourth quarter as investors removed risk from their portfolios. As a result, spreads between investment grade and high yield corporate debt climbed past 300 bps. In 2018, the Bloomberg Barclays U.S. Aggregate Credit Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.1% and -2.1%, respectively.

Economic conditions outside the U.S. started the year with strong growth indicators but finished with signs of deceleration. At the European Central Bank’s most recent monetary policy meeting, the governing council issued guidance that quantitative easing measures would continue and interest rates would remain at their present levels through summer of 2019. This is a departure from guidance earlier in the year which indicated the asset repurchase program would come to an end in December 2018 and rates would rise in 2019. The Bank of England increased its target rate in August for the first time since 2009, but deceleration in growth and increased downside risks, including a disorderly Brexit, have halted discussion of additional hikes in the near future.

International equities and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -13.8% and -14.6%, respectively, in the 12 months ending December 31, 2018. In a recent speech at the Hudson Institute, Vice President Mike Pence acknowledged China’s aggressive actions toward the United States and highlighted a dramatic shift in U.S foreign policy with China: “We seek a relationship grounded in fairness, reciprocity and respect for sovereignty, and we have taken strong and swift action to achieve that goal.” This new tone combined with two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure, adding to the drag on performance for emerging markets.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		December 31, 2018*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	(4.38)%	9.26%	8.49%

Small Caps	(Russell 2000® Index)	(11.01)%	7.36%	4.41%

International	(MSCI All Country World Index ex USA)	(14.20)%	4.48%	0.68%

Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.01%	2.06%	2.52%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	(2.08)%	7.23%	3.83%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.28%	2.30%	3.82%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.92%	1.18%	0.78%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*

AMG GW&K Enhanced Core Bond Fund

Based on Actual Fund Return

Class N	0.74%	$1,000	$1,009	$3.75

Class I	0.56%	$1,000	$1,011	$2.84

Class C	1.48%	$1,000	$1,005	$7.48

Class Z	0.49%	$1,000	$1,010	$2.48

Based on Hypothetical 5% Annual Return

Class N	0.74%	$1,000	$1,021	$3.77

Class I	0.56%	$1,000	$1,022	$2.85

Class C	1.48%	$1,000	$1,018	$7.53

Class Z	0.49%	$1,000	$1,023	$2.50
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return

Class N	0.71%	$1,000	$1,018	$3.61

Class I	0.39%	$1,000	$1,020	$1.99
Based on Hypothetical 5% Annual Return

Class N	0.71%	$1,000	$1,022	$3.62

Class I	0.39%	$1,000	$1,023	$1.99

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*

AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return

Class N	0.99%	$1,000	$999	$4.99

Class I	0.64%	$1,000	$1,001	$3.23

Class Z	0.59%	$1,000	$1,001	$2.98

Based on Hypothetical 5% Annual Return

Class N	0.99%	$1,000	$1,020	$5.04

Class I	0.64%	$1,000	$1,022	$3.26

Class Z	0.59%	$1,000	$1,022	$3.01
AMG GW&K Small Cap Core Fund
Based on Actual Fund Return

Class N	1.27%	$1,000	$818	$5.82

Class I	0.95%	$1,000	$820	$4.36

Class Z	0.90%	$1,000	$820	$4.13

Based on Hypothetical 5% Annual Return

Class N	1.27%	$1,000	$1,019	$6.46

Class I	0.95%	$1,000	$1,020	$4.84

Class Z	0.90%	$1,000	$1,021	$4.58

3

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2018	Expense Ratio for the Period	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expenses Paid During the Period*

AMG GW&K Small/Mid Cap Fund

Based on Actual Fund Return

Class N	1.10%	$1,000	$873	$5.19

Class I	0.95%	$1,000	$873	$4.49

Class Z	0.85%	$1,000	$874	$4.01

Based on Hypothetical 5% Annual Return

Class N	1.10%	$1,000	$1,020	$5.60

Class I	0.95%	$1,000	$1,020	$4.84

Class Z	0.85%	$1,000	$1,021	$4.33

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

AMG GW&K Enhanced Core Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Class N) (the Fund) returned -1.48% for the year ended December 31, 2018, compared to the return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

At the start of 2018, fixed income markets endured turbulence, as the narrative shifted abruptly from one of optimism surrounding synchronized global growth to one of risk-aversion. Rates began the quarter under pressure due to concerns that the global economy was doing too well—strong GDP out of Europe and Asia, better-than-expected corporate profits in the U.S., and high consumer confidence pushed inflation expectations to their highest level in years. Meanwhile, equities traded at record highs and credit spreads reached decade lows. But when wage growth unexpectedly showed signs of accelerating at its fastest pace since 2009, the story changed. Interest rates spiked, equities headed toward their first correction in two years, and volatility soared. Hawkish rhetoric from the White House raised the potential for a global trade war, the prospect of increased regulation weighed heavily on the technology space, and worries about overly aggressive U.S. Federal Reserve policy stoked fears of a recession. The debate continued as to whether the tumult was simply a healthy consolidation or a more ominous sign of things to come.

Fixed income markets were less volatile in the second quarter though interest rates continued to rise as a stronger economy outweighed geopolitical tensions. The 10-year U.S. Treasury crossed 3% for the first time since the end of 2013 and hit a seven-year high before reversing course on concerns over Italy’s political crisis. Yields at the shorter end of the curve moved even more, creating the flattest curve in over ten years, as the Federal Reserve, up until this point, had raised rates for the second time this year and seventh time since the start of its tightening path. Positive readings from the housing market, retail sales, and business investment pointed to an improving economy while the job market continued to chug along with unemployment at levels not seen in nearly 20 years. The strong labor market and lower income tax rates resulted in solid consumer spending and record corporate profits. However, the synchronized global growth story was called into question toward the end of the quarter by a negative GDP print in Japan, softness in Europe, and emerging trade disputes. Furthermore, central banks seemed keen on pulling back from overly accommodative monetary policy.

Those potential disruptors did little to dent the economic environment in the U.S., but were a concern to investors as we entered the second half of the year.

Risk appetite returned to fixed income markets in the third quarter, sending interest rates higher and credit spreads tighter. Investors largely shrugged off persistent trade tensions, the specter of tighter monetary policy, and turmoil in emerging markets. Instead, market sentiment was lifted by a healthy outlook for corporate earnings, a surge in consumer and business confidence, and the renewed prospect of synchronized global growth. On top of that, the Federal Reserve remained transparent and predictable in its normalization of monetary policy, promising an orderly shift to a neutral interest rate environment.

Investor sentiment deteriorated significantly in the fourth quarter as markets grew increasingly concerned about global growth, tightening Fed policy, and escalating trade tensions with China. These concerns took precedence over domestic economic data that, on balance, remains solid. The dominant narrative of synchronized global growth suddenly shifted to a serious debate around whether the post-crisis economic recovery was coming to an end—or worse. As expected, the Fed raised rates and tilted in a dovish direction, but not nearly enough for investors, who wanted a pause. Instead the Fed merely signaled a modestly slower pace of tightening along with continued balance sheet reduction. Volatility surged as a result, and risk assets sold off in a swift and decisive rebuke of Fed policy.

The Treasury market was the primary beneficiary of the risk-off mode. After briefly reaching a new multi-year high in response to strong economic data, the 10-year Treasury rate sharply changed course as a decisive flight to quality drove the yield to its lowest level since April. Much of the conversation fixated on the growth implications of the flattening yield curve as it finished the year at its flattest slope in a decade with spreads between 2/10-year Treasuries at just 20 basis points. The spread between 2/5-years ended at 2 basis points, but actually inverted at one point during the quarter.

Tightening financial conditions and thin year-end liquidity also took their toll on risk assets. U.S. stocks sank to a 17-month low in the most significant selloff in ten years. The corporate bond market suffered alongside equities, and spreads reached their widest levels since 2016. The selloff in the high yield market was particularly dramatic, as spreads in early October briefly touched their tightest level of the cycle, only to be followed by one of the worst repricing episodes in history. The sector was particularly hard hit by a record-setting plunge in crude oil prices. Investment grade corporates continued their almost year-long struggle, and like equities experienced their worst year in a decade. Growing concerns about the end of the cycle, rising corporate borrowing costs, and ratings downgrade anxiety (specifically among BBB-rated securities) drove the decline. Mortgage-backed securities lagged Treasuries due to their shorter duration profile amidst a significant rally in rates and modest spread widening as a result of a challenging technical backdrop.

Yields rose across the Treasury curve in 2018, but the bond market eked out a small gain, as losses in the first half of the year were offset by marginal gains in Q3 and strong gains in Q4. Rates, which had been marching higher throughout most of the period, plunged in the last quarter due to global growth and trade concerns. Investors turned abruptly from risk to drive markets such as stocks, investment grade corporates, and high yield down for the year. The rub was that stocks had made all-time highs just a few months ago, high yield spreads hit a cycle-low in early October, and investment grade corporate spreads hit their lows in February. Along with growth and trade worries, investors fretted about the Fed possibly having a tin ear to market signals, helping to spike volatility and drive many assets down. In fact, not many assets finished in the black in 2018 and the Bloomberg Barclays U.S. Aggregate Bond Index was only up a miniscule 0.01%.

For the year, the Fund underperformed its benchmark. The Fund’s overweight to spread product was the top detractor from performance as investment grade corporate bonds were the worst performing sector of the Index. Notably, our selection within investment grade was a positive factor. Our out-of-benchmark allocation to high yield corporates had a negative impact, as high yield underperformed the Index. Our overweight to taxable municipals within the government-related sector was a slight detractor, as spreads increased during the year. Our mortgage-backed securities allocation was overall neutral, as sector outperformance was offset by our security selection being a small detractor. The strategy’s yield curve positioning was also relatively neutral.

5

AMG GW&K Enhanced Core Bond Fund Portfolio Manager’s Comments (continued)

Volatility in the capital markets has so far exhibited little effect on the real economy. While growth is moderating from the strong pace we saw earlier in the year, economic indicators still point to an above-trend rate of economic expansion for 2019. Additionally, the Fed has signaled they are now “data dependent” and thus likely nearing the end of their three year tightening cycle. In this environment, rates should be range-bound. As such, we are keeping our portfolio duration close to neutral

Concerns that global growth is slowing continue to rise even as evidence of a downturn remains scant, suggesting that risk assets have moved meaningfully toward pricing in a recession that may not occur. As a result, valuations appear increasingly attractive. With economic data that continues to exhibit positive momentum and a Fed that seems to have adopted a more cautious stance, we remain constructive on the corporate bond market. The fundamentals for high yield remain favorable, as record cash flow, strong interest coverage, and low default rates should keep spreads contained. Investment grade companies are also on solid footing supported by steady U.S. growth that continues to underpin earnings and support ample interest coverage. That said, we recognize that we are approaching the end of the cycle and continue to have a preference for higher quality and less capital intensive sectors of the corporate bond market. We have significantly reduced our exposure to BBB-rated debt, where investors are most concerned about potential ratings downgrades. Our allocation to mortgage-backed securities remains neutral, though we are becoming more constructive on the sector as the demand outlook and valuation improves. We continue to favor seasoned mortgage pools that should better withstand the continued runoff in the Fed’s balance sheet next year.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results.

6

AMG GW&K Enhanced Core Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond Fund’s Class N shares on December 31, 2008 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Enhanced Core Bond Fund[2,3,4,5,6,7]

Class N	(1.48%)	1.46%	5.28%	5.09%	01/02/97

Class I	(1.27%)	1.66%	—	1.48%	11/30/12

Class C8	(2.23%)	0.72%	4.49%	4.25%	03/05/98

Class Z	(1.23%)	1.72%	5.54%	5.47%	01/02/97
Bloomberg Barclays U.S. Aggregate Bond Index[9]	0.01%	2.52%	3.48%	4.98%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[8] Closed to new investments.

[9]  The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG GW&K Enhanced Core Bond Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Corporate Bonds and Notes	47.5

U.S. Government and Agency Obligations	43.5

Municipal Bonds	7.7

Short-Term Investments	0.7

Other Assets Less Liabilities	0.6

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	44.0

Aaa	1.0

Aa	11.3

A	13.4

Baa	14.5

Ba	15.3

B	0.5

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 4.000%, 10/01/43	7.6
FNMA, 4.500%, 04/01/41	5.3
United States Treasury Bonds, 4.500%, 02/15/36	4.6
FHLMC Gold Pool, 5.000%, 10/01/36	3.3
United States Treasury Notes, 2.000%, 11/30/22	3.1
FNMA, 3.500%, 11/01/42	2.7
FNMA, 3.500%, 03/01/46	2.6
FNMA, 4.500%, 05/01/39	2.6
FNMA, 4.000%, 09/01/25	2.5
Apple, Inc., 3.101%, 02/09/22	2.5

Top Ten as a Group	36.8

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG GW&K Enhanced Core Bond Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Corporate Bonds and Notes - 47.5%

Financials - 12.8%

Aircastle, Ltd.
5.000%, 04/01/23	$170,000	$170,830

American Tower Corp.
4.400%, 02/15/26	362,000	362,265

Bank of America Corp., MTN
3.875%, 08/01/25	541,000	535,653

CIT Group, Inc.
5.000%, 08/15/22	350,000	346,062

Crown Castle International Corp.
5.250%, 01/15/23	340,000	353,384

CyrusOne, LP / CyrusOne Finance Corp.
5.000%, 03/15/24	179,000	175,868

Host Hotels & Resorts, LP
Series C
4.750%, 03/01/23	346,000	353,822

JPMorgan Chase & Co.
2.950%, 10/01/26	395,000	365,166

MGM Resorts International
7.750%, 03/15/22	333,000	355,061

National Rural Utilities Cooperative Finance Corp., MTN
3.250%, 11/01/25	370,000	365,153

Visa, Inc.
4.300%, 12/14/45	340,000	352,224

Wells Fargo & Co.
(3 month LIBOR + 0.930%)
3.548%, 02/11/221	908,000	902,513

Total Financials		4,638,001

Industrials - 34.7%

The ADT Security Corp.
6.250%, 10/15/21	167,000	170,131

AES Corp.
4.875%, 05/15/23	358,000	350,840

Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/23	350,000	340,643

Antero Resources Corp.
5.125%, 12/01/22	172,000	162,325

Apple, Inc.
(3 month LIBOR + 0.500%)
3.101%, 02/09/221	909,000	908,909

Aramark Services, Inc.
5.125%, 01/15/24	171,000	169,718

AT&T, Inc.
4.250%, 03/01/27	370,000	362,610

Automatic Data Processing, Inc.
3.375%, 09/15/25	549,000	545,038

	Principal Amount	Value

Ball Corp.
5.250%, 07/01/25	$335,000	$335,000

Burlington Northern Santa Fe LLC
6.150%, 05/01/372	430,000	524,725

CDW LLC / CDW Finance Corp.
5.500%, 12/01/24	356,000	353,330

Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, 07/23/25	347,000	345,521

Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/25	150,000	149,625

Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, 01/15/23	304,000	297,540

Crown Americas LLC / Crown Americas Capital Corp. V
4.250%, 09/30/26	62,000	55,878

CVS Health Corp.
5.125%, 07/20/45	345,000	337,026

Diamondback Energy, Inc.
4.750%, 11/01/24	318,000	308,460
5.375%, 05/31/25	47,000	45,943

General Motors Financial Co., Inc.
4.250%, 05/15/23	356,000	348,566

The George Washington University,
Series 2018
4.126%, 09/15/48	560,000	561,231

Georgia-Pacific LLC
8.000%, 01/15/24	276,000	331,577

HCA, Inc.
5.000%, 03/15/24	358,000	355,315

Huntsman International LLC
5.125%, 11/15/222	168,000	169,890

International Paper Co.
3.000%, 02/15/27	399,000	363,841

Kaiser Foundation Hospitals
3.150%, 05/01/27	377,000	362,815

Lennar Corp.
4.750%, 11/15/22	354,000	344,707

McDonald’s Corp., MTN
3.700%, 01/30/26	355,000	348,539

Microsoft Corp.
3.750%, 02/12/45	357,000	346,224

Murphy Oil USA, Inc.
6.000%, 08/15/23	167,000	168,461

Northrop Grumman Corp.
3.200%, 02/01/27	381,000	357,888

NuStar Logistics, LP
6.750%, 02/01/21	162,000	164,025

Oracle Corp.
3.800%, 11/15/37	358,000	335,449

The accompanying notes are an integral part of these financial statements.
9

AMG GW&K Enhanced Core Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 34.7% (continued)

Owens Corning
4.200%, 12/15/22	$364,000	$361,734

Penske Automotive Group, Inc.
3.750%, 08/15/20	361,000	353,780

PulteGroup, Inc.
5.500%, 03/01/26	175,000	169,094

Sprint Corp.
7.250%, 09/15/21	166,000	170,316

Teleflex, Inc.
4.875%, 06/01/26	173,000	166,080

Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
2.200%, 07/21/21	198,000	182,114

T-Mobile USA, Inc.
6.500%, 01/15/26	172,000	175,870

Toll Brothers Finance Corp.
4.375%, 04/15/23	185,000	174,363

Vulcan Materials Co.
4.500%, 04/01/25	246,000	244,699

WESCO Distribution, Inc.
5.375%, 06/15/24	175,000	165,594

WPX Energy, Inc.
5.250%, 09/15/24	168,000	152,880

Total Industrials		12,638,314

Total Corporate Bonds and Notes (Cost $18,023,183)		17,276,315

Municipal Bonds - 7.7%

California State General Obligation, School Improvements
7.550%, 04/01/39	485,000	696,455

County of Miami-Dade FL Aviation Revenue, Series C
4.280%, 10/01/41	535,000	542,014

JobsOhio Beverage System, Series B
3.985%, 01/01/29	315,000	325,011

Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	455,000	539,480

Metropolitan Transportation Authority, Transit Improvement
6.668%, 11/15/39	275,000	358,971

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured)
7.425%, 02/15/293	293,000	355,359

Total Municipal Bonds (Cost $2,873,942)		2,817,290

	Principal Amount	Value

U.S. Government and Agency Obligations - 43.5%

Fannie Mae - 27.5%

FNMA
3.500%, 11/01/42 to 03/01/46	$1,923,630	$1,934,774
4.000%, 09/01/25 to 10/01/43	3,910,064	4,012,229
4.500%, 05/01/39 to 08/01/48	3,865,128	4,048,025

Total Fannie Mae		9,995,028

Freddie Mac - 4.6%

FHLMC Gold Pool
3.500%, 02/01/30	483,906	491,230
5.000%, 10/01/36	1,124,647	1,194,654

Total Freddie Mac		1,685,884

U.S. Treasury Obligations - 11.4%

United States Treasury Notes
2.000%, 11/30/22	1,131,000	1,110,677
(U.S. Treasury 3 month Bill Money Market Yield + 0.000%), 2.480%, 01/31/20[1]	368,000	367,877
6.250%, 08/15/23	533,000	619,456

United States Treasury Bonds
3.500%, 02/15/39	340,000	372,068
4.500%, 02/15/36	1,357,000	1,673,192

Total U.S. Treasury Obligations		4,143,270

Total U.S. Government and Agency Obligations (Cost $16,208,210)		15,824,182

Short-Term Investments - 0.7%

Joint Repurchase Agreements - 0.0%#,4

Citigroup Global Markets, Inc., dated 12/31/18, due 01/02/19, 3.000% total to be received $12,573 (collateralized by various U.S. Treasuries, 0.000% - 3.125%, 01/31/19 - 09/09/49, totaling $12,822)	12,571	12,571
	Shares
Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[5]	77,373	77,373

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[5]	77,374	77,374

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[5]	79,718	79,718

Total Other Investment Companies		234,465

Total Short-Term Investments (Cost $247,036)		247,036

Total Investments - 99.4% (Cost $37,352,371)		36,164,823

Other Assets, less Liabilities - 0.6%		210,342

Net Assets - 100.0%		$36,375,165

The accompanying notes are an integral part of these financial statements.
10

AMG GW&K Enhanced Core Bond Fund Schedule of Portfolio Investments (continued)

#	Less than 0.05%.

[1]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2018.

[2]	Some or all of these securities, amounting to $11,740 or 0.0% of net assets, were out on loan to various brokers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[3]	Security is backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2018, the value amounted to $355,359 or 1.0% of net assets.

[4]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[5]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$17,276,315	—	$17,276,315
Municipal Bonds†	—	2,817,290	—	2,817,290
U.S. Government and Agency Obligations†	—	15,824,182	—	15,824,182
Short-Term Investments
Joint Repurchase Agreements	—	12,571	—	12,571
Other Investment Companies	$234,465	—	—	234,465

Total Investments in Securities	$234,465	$35,930,358	—	$36,164,823

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
11

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Municipal Bond Fund (Class I) (the Fund) returned 0.87%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the Index), which returned 1.41%.

Intermediate municipal bonds posted their worst first quarter losses since 1994 amid increasing inflation fears. A synchronized global recovery combined with concerns over rising deficits and a tightening labor market pushed interest rates higher. January’s employment report added to the narrative, showing wages growing at the fastest rate in eight years. The inflation breakeven rate, implied by the spread between nominal U.S. Treasuries and Treasury Inflation Protected Securities (TIPs), soared to three-year highs while the yield on the 10-year Treasury note came within a whisker of 3%, a level it has not topped since 2013. But the quarter was filled with turmoil as well, which ultimately kept a lid on rising rates. Equity market volatility, beginning with the unwinding of crowded short-volatility trades and continuing with worries over a protracted trade war and a sharp selloff in technology stocks, drove investors into the safe haven of bonds. The yield on the 10-year Treasury finished March at 2.74%, up +33 basis points for the quarter, but down -21 basis points from the February peak.

For the second quarter, municipals fared better than Treasuries as tax-exempt rates were little changed for the quarter. With the aftershocks of tax reform fading, municipal bonds regained a sense of normalcy and worked through some of the issues that plagued the space in the first quarter. Recall that earlier in the year banks were flooding the market with paper, selling large chunks of their municipal holdings which were no longer as attractive to them under the new lower corporate tax rate. At the time, dealer inventories were already overloaded from the December supply surge and price discovery was limited by a lack of primary issuance. In the second quarter, all of those negative factors reversed. Bank selling slowed to a trickle, dealers eventually shed the additional supply and primary issuance returned closer to normal levels. Demand remained robust throughout, with the usual April tax selling sandwiched between healthy flows into mutual funds. Much of the buying interest was concentrated in shorter maturities, which is fairly typical for a retail-dominated market like municipal bonds. The best performing part of the curve was the five-year, where rates declined five basis points, while the worst was the 10-year, where rates inched up four basis points. At the wings, both the two- and 30-year were essentially unchanged.

In the third quarter, municipals sold off in line with Treasuries. The technical tailwinds that usually create positive momentum in the summer months proved surprisingly muted this year. Normally, we see a considerable drop in new issue supply coupled with a surge in reinvestment demand, two seasonal forces that typically combine to produce strong returns. This year, issuance was down but did not drop as much as expected, especially in August. In addition, flows into mutual funds, which started the quarter at a healthy clip, slowed into mid-summer and actually turned negative in September as rates drifted higher. Banks and insurance companies, which had been significant buyers of tax-exempt paper in recent years, continued to shed exposure due to the changes from last year’s corporate tax reform. This shift has had a particular impact on the long end, where much of the selling has been concentrated, cheapening the relative value ratios of longer maturities in the process.

Municipal bonds posted a furious rally in the fourth quarter, pushing performance, which had been negative throughout the year, back into positive territory. Municipal rates actually rose in the first half of the quarter, touching their highs for the year in November, driven by strong employment data. But the tide turned quickly as concerns over global growth resurfaced, exacerbated by an ongoing trade war with China and fears of peak earnings. A vigilant Federal Reserve (the Fed), sticking to a plan of more rate hikes and a steady unwinding of the balance sheet, only made matters worse. Oil plummeted below $50 a barrel, equities came within a whisker of a bear market, and bonds became the major beneficiary as investors ran for safety. The 10-year AAA municipal yield curve finished December at 2.28%, down -49 basis points from its November peak.

While the flight to quality was the main driver of performance, municipals also benefited from increased clarity on potential tax reform and a supportive technical environment. The election results came in as expected, but municipal participants still breathed a sigh of relief as a split Congress laid to rest any near-term threats to the market, such as capping the exemption, lowering tax rates, or eliminating private activity bonds. Meanwhile, favorable supply/demand factors continued to underpin performance. The larger effect came from a lack of supply. New issue volume was down -44% in the fourth quarter, and -68% in December alone. Mutual fund flows turned positive after 11 straight weeks of net redemptions, helped by heavy seasonal investment demand. And while banks continued to step back from the market, their sales were mostly confined to the long end.

Earlier in the year, we turned down multiple chances to extend duration, mainly because moving out a historically flat yield curve promised more risk than reward. Later in the year, however, an opportunity presented itself. A temporary surge in issuance coincided with a Treasury selloff and a sloppy secondary market that was bloated from mutual fund liquidations and bank selling. This was the time to move: interest rates were spiking, municipal bonds were cheapening relative to Treasuries, and the yield curve was actually steepening. We stepped in and started accumulating bonds that were among the most out of favor: those with maturities between 10 and 15 years. To fund the purchases, we leaned on the liquidity embedded in our shortest holdings, selling securities with maturities inside of five years. In executing the trade, we picked up about 80 basis points in yield, captured wider credit spreads and improved expected return from the additional roll. Duration extended and the move paid immediate dividends, benefiting from the sharp decline in rates and significant flattening of the curve that occurred in November and December

The Fund underperformed the Bloomberg Barclays 10-Year Municipal Bond Index for the year. The Fund’s higher quality bias was a detractor for most of the year as credit spreads tightened and due to less portfolio yield versus the benchmark. When rates declined late in the year, the longer duration position and favorable timing of the extension trade benefited performance. Also, our higher quality bias was a net positive during the final months of the year.

Looking forward, municipal bonds should offer investors a welcome source of value and stability. In 2018, while the Treasury yield curve flattened dramatically, the municipal curve actually steepened. At every major segment, the municipal curve will begin the new year at least twice as steep as its Treasury counterpart. As a result, opportunities to extract relative value and bond roll can be found along the curve. In addition, municipal bonds look well positioned as a haven against continued turbulence in the global markets. The fourth quarter was a clear reminder of the protection the sector adds to a portfolio in periods of stress, as it was one of the few asset classes to post positive returns. As we enter 2019, volatility is likely on the rise. Between

12

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

unresolved trade issues, geopolitical flashpoints, and a Fed policy increasingly at odds with the Street, outsized swings in risk markets would not be a surprise. Against this backdrop, municipal bonds continue to look appealing as a stable hedge.	This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

13

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class I shares on June 30, 2009 to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG GW&K Municipal Bond Fund[2,3,4,5,6]

Class N	0.54%	2.92%	3.96%	06/30/09

Class I	0.87%	3.32%	4.43%	06/30/09
Bloomberg Barclays 10-Year Municipal Bond Index[7]	1.41%	3.87%	4.63%	06/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[6]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]  The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

14

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Utilities	29.1

Transportation	27.2

General Obligation	21.7

Public Services	7.3

Healthcare	7.3

Industrial Development	3.8

Education	2.7

State and Non-State Appropriated Tobacco	0.9

Short-Term Investments	0.7

Other Assets Less Liabilities	(0.7)

Rating	% of Market Value[1]
Aaa	29.9

Aa	47.0

A	21.4

Baa	1.7

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

State of Maryland, Series B, General Obligation, 5.000%, 08/01/25	2.7

Wisconsin State Revenue, Department of Transportation, Series 2, Revenue, 5.000%, 07/01/29	2.5

North Carolina State Limited Obligation, Series B, Revenue, 5.000%, 05/01/28	1.9

Iowa Finance Authority, State Revolving Fund Green Bond, Revenue, 5.000%, 08/01/30	1.9

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, Revenue, 5.000%, 10/01/26	1.8

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, Revenue, 5.000%, 11/15/27	1.7

State of Michigan, Revenue, 5.000%, 03/15/27	1.6

State of Maryland, Department of Transportation, Revenue, 5.000%, 09/01/29	1.5

State of Maryland Department of Transportation, 2nd Issue, Revenue, 5.000%, 10/01/28	1.5

New Mexico Finance Authority, Subordinate, Series A, Revenue, 5.000%, 06/15/28	1.4

Top Ten as a Group	18.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Municipal Bonds - 100.0%

Arizona - 2.4%

Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/28	$5,030,000	$5,929,716

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A
5.000%, 10/01/26	14,890,000	17,232,197

Total Arizona		23,161,913

California - 4.3%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,115,139
5.000%, 02/01/30	1,620,000	1,854,608
5.000%, 02/01/31	900,000	1,024,101
5.000%, 02/01/32	1,855,000	2,098,024

State of California
5.000%, 09/01/25	10,020,000	11,858,269
5.000%, 08/01/29	7,235,000	8,520,153
5.000%, 09/01/29	5,075,000	5,985,455

State of California, Series C
5.000%, 09/01/26	7,715,000	9,093,516

Total California		41,549,265

Colorado - 1.6%

City of Colorado Springs Co. Utilities System Revenue, Series A-1
5.000%, 11/15/24	7,500,000	8,721,450

Regional Transportation District County COPS,
Series A
5.000%, 06/01/24	6,000,000	6,694,440

Total Colorado		15,415,890

Connecticut - 2.7%

State of Connecticut Special Tax Revenue, Transportation Infrastructure

5.000%, 08/01/24	5,340,000	6,019,088
5.000%, 01/01/30	10,170,000	11,659,396

State of Connecticut Special Tax Revenue,
Series B
5.000%, 10/01/35	7,500,000	8,441,475

Total Connecticut		26,119,959

District of Columbia - 3.9%

District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C
5.000%, 10/01/24	5,475,000	6,052,010

District of Columbia, Series A

5.000%, 06/01/24	5,000,000	5,768,350
5.000%, 06/01/30	5,995,000	6,994,247

District of Columbia, Series B
5.000%, 06/01/31	10,050,000	11,996,283

	Principal Amount	Value

Washington Convention & Sports Authority,
Series A
5.000%, 10/01/27	$5,375,000	$6,377,975

Total District of Columbia		37,188,865

Florida - 3.1%

Florida’s Turnpike Enterprise, Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	8,335,199

Orange County Health Facilities Authority,
Series A
5.000%, 10/01/31	4,515,000	5,108,045

State of Florida, Capital Outlay, Series B
5.000%, 06/01/27	9,045,000	10,374,886

State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B
5.000%, 07/01/26	5,780,000	6,210,090

Total Florida		30,028,220

Georgia - 2.4%

Atlanta Water & Wastewater Revenue
5.000%, 11/01/25	5,100,000	5,952,210

Georgia State University & College Improvements, Series A

5.000%, 07/01/24	4,650,000	5,130,159
5.000%, 07/01/27	5,450,000	5,977,887

Georgia State University & College Improvements, SeriesA-Tranche 2
5.000%, 02/01/26	5,435,000	6,336,612

Total Georgia		23,396,868

Illinois - 6.6%

Chicago O’Hare International Airport, Series B
5.000%, 01/01/28	10,650,000	12,022,465

Chicago O’Hare International Airport,
Senior Lien, Series A

5.000%, 01/01/36	8,500,000	9,514,220
5.000%, 01/01/38	5,500,000	6,107,420

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue
5.000%, 07/01/27	11,000,000	12,831,390

Illinois State Toll Highway Authority, Series A
5.000%, 12/01/31	9,550,000	10,798,472

Illinois State Toll Highway Authority,
Senior Revenue Bonds, Series A
5.000%, 01/01/30 [1]	10,010,000	11,876,665

Total Illinois		63,150,632

Indiana - 1.4%

Indiana Finance Authority,
Series C
5.000%, 06/01/29	4,750,000	5,842,310

The accompanying notes are an integral part of these financial statements.
16

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Indiana - 1.4% (continued)

Indiana Transportation Finance Authority,
Series C
5.500%, 12/01/25	$6,070,000	$7,386,704

Total Indiana		13,229,014

Iowa - 2.4%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,000,000	17,929,950

State of Iowa, Series A
5.000%, 06/01/25	4,000,000	4,676,640

Total Iowa		22,606,590

Kentucky - 0.6%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc.,
Series A
5.000%, 10/01/29	5,300,000	6,011,790

Maryland - 5.7%

State of Maryland, Department of Transportation
5.000%, 10/01/28	12,030,000	14,293,565
5.000%, 09/01/29	12,100,000	14,578,201

State of Maryland, Series B
5.000%, 08/01/25	21,550,000	25,457,446

Total Maryland		54,329,212

Massachusetts - 3.8%

Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, Subordinate Revenue, Series A
5.000%, 06/15/24	10,000,000	11,289,300

Commonwealth of Massachusetts, Series A
5.000%, 07/01/25	7,700,000	9,059,281

Massachusetts Development Finance Agency, Partners Healthcare System
5.000%, 07/01/28	7,900,000	9,404,950

Massachusetts Water Resources Authority,
Series C
5.000%, 08/01/31	6,050,000	7,051,759

Total Massachusetts		36,805,290

Michigan - 4.3%

Michigan Finance Authority, Henry Ford Health System
5.000%, 11/15/29	11,450,000	13,069,488

Michigan Finance Authority, Hospital Trinity Health Credit
5.000%, 12/01/34	5,440,000	6,239,245

Michigan State Building Authority Revenue,
Series I
5.000%, 04/15/27	5,700,000	6,649,620

	Principal Amount	Value

State of Michigan
5.000%, 03/15/27	$12,640,000	$15,124,645

Total Michigan		41,082,998

Minnesota - 1.0%

City of Minneapolis MN, Fairview Health Services,
Series A
5.000%, 11/15/35	3,130,000	3,569,233

Minneapolis-St Paul Metropolitan Airports Commission, Series A
5.000%, 01/01/25	5,000,000	5,803,550

Total Minnesota		9,372,783

Missouri - 0.7%

University of Missouri, Series A
5.000%, 11/01/26	5,495,000	6,332,108

Nebraska - 0.6%

University of Nebraska Facilities Corp.
5.000%, 07/15/25	5,000,000	5,877,550

New Jersey - 2.6%

New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation
5.000%, 07/01/29	6,740,000	7,815,165

New Jersey State Turnpike Authority Revenue,
Series A
5.000%, 01/01/33	10,295,000	11,835,647

New Jersey State Turnpike Authority Revenue,
Series B
5.000%, 01/01/28	4,010,000	4,813,042

Total New Jersey		24,463,854

New Mexico - 1.5%

New Mexico Finance Authority, Subordinate,
Series A
5.000%, 06/15/28	11,425,000	13,890,744

New York - 14.4%

Long Island Power Authority
5.000%, 09/01/35	5,000,000	5,783,150

Metropolitan Transportation Authority, Climate Bond Certified Green Bond
5.000%, 11/15/33	6,795,000	7,972,981

Metropolitan Transportation Authority, Transit Revenue, Green Bond,
Series B
5.000%, 11/15/27	14,225,000	16,703,279

The accompanying notes are an integral part of these financial statements.
17

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 14.4% (continued)

Metropolitan Transportation Authority, Transit Revenue, Series F
5.000%, 11/15/24	$4,950,000	$5,428,170
5.000%, 11/15/27	5,000,000	5,440,500
5.000%, 11/15/28	4,750,000	5,379,518

New York City General Obligation, Series C

5.000%, 08/01/24	5,000,000	5,765,050
5.000%, 08/01/26	5,525,000	6,569,556

New York City General Obligation, Series I
5.000%, 08/01/24	11,000,000	12,125,740

New York City Transitional Finance Authority Building Aid Revenue,
Series S-3, Sub-Series S-3A
5.000%, 07/15/31	5,070,000	6,011,550

New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C
5.000%, 11/01/26	11,930,000	13,854,548

New York State Dormitory Authority, Series A

5.000%, 12/15/25	8,645,000	9,597,420
5.000%, 12/15/27	5,640,000	6,240,998
5.000%, 03/15/31	7,500,000	8,963,175

New York State Dormitory Authority, Series D

5.000%, 02/15/27	5,700,000	6,769,491
5.000%, 02/15/27	5,395,000	5,852,604

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,370,000	9,569,923

Total New York		138,027,653

North Carolina - 2.5%

North Carolina Municipal Power Agency No. 1, Electric, Power and Light Revenue, Series A
5.000%, 01/01/27	5,050,000	5,880,170

North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	15,235,000	18,246,502

Total North Carolina		24,126,672

Ohio - 2.1%

Ohio State General Obligation, Series A
5.000%, 09/01/26	7,090,000	8,482,405

Ohio Water Development Authority, Water Pollution Control Loan Fund,
Series 2015A
5.000%, 06/01/25	10,050,000	11,829,051

Total Ohio		20,311,456

Oklahoma - 1.5%

Grand River Dam Authority, Series A
5.000%, 06/01/28	7,845,000	9,281,733

Oklahoma Turnpike Authority, Series A
5.000%, 01/01/26	5,000,000	5,292,850

Total Oklahoma		14,574,583

	Principal Amount	Value

Oregon - 2.3%

Oregon State Lottery, Series C
5.000%, 04/01/27	$10,000,000	$11,587,000

Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	10,636,794

Total Oregon		22,223,794

Pennsylvania - 1.8%

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,870,000	8,930,955

Lancaster County Hospital Authority, University of Pennsylvania Health Revenue
5.000%, 08/15/26	6,970,000	8,245,719

Total Pennsylvania		17,176,674

Texas - 12.5%

Central Texas Turnpike System Transportation Commission, Series C
5.000%, 08/15/31	11,175,000	12,153,259

City of Austin TX Water & Wastewater System Revenue
5.000%, 11/15/26	5,100,000	6,081,546

City of San Antonio TX Electric & Gas Systems Revenue
5.000%, 02/01/26	9,300,000	10,991,298

Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	10,975,668

Lower Colorado River Authority, LCRA Transmission Services Corporation
5.000%, 05/15/29	3,800,000	4,282,372

Metropolitan Transit Authority of Harris County,
Series A
5.000%, 11/01/24	5,060,000	5,872,889

North Texas Municipal Water District Water System Revenue, Refunding And Improvement
5.000%, 09/01/29	7,350,000	8,623,681

North Texas Tollway Authority Revenue, Special Projects System, 1st Tier,
Series A
5.000%, 01/01/25	6,460,000	7,281,777

North Texas Tollway Authority, 2nd Tier, Series B

5.000%, 01/01/31	2,000,000	2,272,300
5.000%, 01/01/32	4,010,000	4,585,515

North Texas Tollway Authority, Series A
5.000%, 01/01/26	7,795,000	8,763,061

State of Texas, Transportation Commission Mobility Fund
5.000%, 10/01/26	10,510,000	11,982,136

Texas Transportation Commission Fund, Series A
5.000%, 04/01/27	12,550,000	13,664,691

The accompanying notes are an integral part of these financial statements.
18

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 12.5% (continued)

Texas Water Development Board, State Revolving Fund
5.000%, 08/01/26	$5,395,000	$6,435,696

The University of Texas System, Series H
5.000%, 08/15/26	5,045,000	6,022,721

Total Texas		119,988,610

Utah - 1.8%

Salt Lake City Corp. Airport Revenue, Series A

5.000%, 07/01/29	3,450,000	4,038,156
5.000%, 07/01/30	6,585,000	7,660,199

Utah Transit Authority, Series A
5.000%, 06/15/27	5,020,000	5,837,908

Total Utah		17,536,263

Virginia - 1.3%

Virginia Public Building Authority, Series B
5.000%, 08/01/25	10,310,000	12,117,034

Washington - 5.2%

Energy Northwest Electric Revenue, Bonneville Power
5.000%, 07/01/25	10,180,000	11,956,817

Energy Northwest Nuclear Revenue,
Project 3, Series A
5.000%, 07/01/25	7,965,000	9,355,211

State of Washington School Improvements,
Series C
5.000%, 02/01/28	7,370,000	8,620,837

State of Washington, Series R-2015C
5.000%, 07/01/28	10,195,000	11,678,984

University of Washington, University & College Improvements Revenue,
Series C
5.000%, 07/01/27	7,270,000	8,061,994

Total Washington		49,673,843

[1]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2018, amounted to $11,864,800, or 1.2% of net assets.

[2]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Principal Amount	Value

West Virginia - 0.4%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/35	$3,745,000	$4,195,186

Wisconsin - 2.6%

Wisconsin State Revenue, Department of Transportation, Series 2
5.000%, 07/01/29	20,370,000	24,366,187

Total Municipal Bonds (Cost $959,341,307)		958,331,500
	Shares

Short-Term Investments - 0.7%

Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29% [2]	2,125,078	2,125,078

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40% [2]	2,125,078	2,125,078

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36% [2]	2,189,474	2,189,474

Total Short-Term Investments (Cost $6,439,630)		6,439,630

Total Investments - 100.7% (Cost $965,780,937)		964,771,130

Other Assets, less Liabilities - (0.7)%		(6,773,271)

Net Assets - 100.0%		$957,997,859

COPS	Certificates of Participation

The accompanying notes are an integral part of these financial statements.
19

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$958,331,500	—	$958,331,500
Short-Term Investments
Other Investment Companies	$6,439,630	—	—	6,439,630

Total Investments in Securities	$6,439,630	$958,331,500	—	$964,771,130

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
20

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Municipal Enhanced Yield Fund (Class I) (the Fund) returned -0.07%, compared to the Bloomberg Barclays U.S. Municipal Bond BAA Index, which returned 1.96%.

Municipal bonds posted their worst first quarter losses since 1994 amid increasing inflation fears. A synchronized global recovery combined with concerns over rising deficits and a tightening labor market pushed interest rates higher. January’s employment report added to the narrative, showing wages growing at the fastest rate in eight years. The inflation breakeven rate, implied by the spread between nominal U.S. Treasuries and Treasury Inflation Protected Securities (TIPs), soared to three-year highs while the yield on the 10-year Treasury note came within a whisker of 3%, a level it has not topped since 2013. But the quarter was filled with turmoil as well, which ultimately kept a lid on rising rates. Equity market volatility, beginning with the unwinding of crowded short-volatility trades and continuing with worries over a protracted trade war and a sharp selloff in technology stocks, drove investors into the safe haven of bonds. The yield on the 10-year Treasury finished March at 2.74%, up +33 basis points for the quarter, but down -21 basis points from the February peak.

For the second quarter, municipals fared better than Treasuries as tax-exempt rates were little changed for the quarter. With the aftershocks of tax reform fading, municipal bonds regained a sense of normalcy and worked through some of the issues that plagued the space in the first quarter. Recall that earlier in the year banks were flooding the market with paper, selling large chunks of their municipal holdings which were no longer as attractive to them under the new lower corporate tax rate. At the time, dealer inventories were already overloaded from the December supply surge and price discovery was limited by a lack of primary issuance. In the second quarter, all of those negative factors reversed. Bank selling slowed to a trickle, dealers eventually shed the additional supply, and primary issuance returned closer to normal levels. Demand remained robust throughout, with the usual April tax selling sandwiched between healthy flows into mutual funds. Much of the buying interest was concentrated in shorter maturities, which is fairly typical for a retail-dominated market like municipal bonds. The best performing part of the curve was the five-year, where rates declined five basis points, while the worst was the 10-year, where rates inched up four basis points. At the wings, both the two- and 30-year were essentially unchanged.

In the third quarter, municipals sold off in line with treasuries. The technical tailwinds that usually create positive momentum in the summer months proved surprisingly muted this year. Normally, we see a considerable drop in new issue supply coupled with a surge in reinvestment demand, two seasonal forces that typically combine to produce strong returns. This year, issuance was down, but did not drop as much as expected, especially in August. In addition, flows into mutual funds, which started the quarter at a healthy clip, slowed into mid-summer and actually turned negative in September as rates drifted higher. Banks and insurance companies, which had been significant buyers of tax-exempt paper in recent years, continued to shed exposure due to the changes from last year’s corporate tax reform. This shift has had a particular impact on the long end, where much of the selling has been concentrated, cheapening the relative value ratios of longer maturities in the process.

Municipal bonds posted a furious rally in the fourth quarter, pushing performance, which had been negative throughout the year, back into positive territory. Municipal rates actually rose in the first half of the quarter, touching their highs for the year in November driven by strong employment data. But the tide turned quickly as concerns over global growth resurfaced, exacerbated by an ongoing trade war with China and fears of peak earnings. A vigilant Federal Reserve (the “Fed”), sticking to a plan of more rate hikes and a steady unwinding of the balance sheet, only made matters worse. Oil plummeted below $50 a barrel, equities came within a whisker of a bear market and bonds became the major beneficiary as investors ran for safety. The 10-year AAA municipal yield curve finished December at 2.28%, down -49 basis points from its November peak

While the flight to quality was the main driver of performance, municipals also benefited from increased clarity on potential tax reform and a supportive technical environment. The election results came in as expected, but municipal participants still breathed a sigh of relief as a split Congress laid to rest any near-term threats to the market, such as capping the exemption, lowering tax rates, or eliminating private activity bonds. Meanwhile, favorable supply/demand factors continued to underpin performance. The larger effect came from a lack of supply. New issue volume was down -44% in the fourth quarter, and -68% in December alone. Mutual fund flows turned positive after 11 straight weeks of net redemptions, helped by heavy seasonal investment demand. And while banks continued to step back from the market, their sales were mostly confined to the long end.

The Fund underperformed its benchmark for the year. A higher quality bias helped late in the year as the Fund held over 30% of its holdings in credits rated A or higher, which outperformed the BBB-rated bonds in the Index. However, the higher quality bias throughout the year was the primary detractor from relative performance. In addition, the underweight to shorter maturities was a negative as the municipal yield curve steepened.

We remain active on the long end of the yield curve in the Fund with over 80% invested in maturities greater than 20 years. The volume was primarily focused on relative value trading as opposed to curve trades that you would see more in an intermediate strategy, as the yield curve is relatively flat in the 25–30 year range. We continue to avoid local general obligation bonds and focus on the hospital and transportation sectors.

Looking forward, municipal bonds should offer investors a welcome source of value and stability. In 2018, while the Treasury yield curve flattened dramatically, the municipal curve actually steepened. At every major segment, the municipal curve will begin the new year at least twice as steep as its Treasury counterpart. As a result, opportunities to extract relative value and bond roll can be found along the curve. In addition, municipal bonds look well positioned as a haven against continued turbulence in the global markets. The fourth quarter was a clear reminder of the protection the sector adds to a portfolio in periods of stress, as it was one of the few asset classes to post positive returns. As we enter 2019, volatility is likely on the rise. Between unresolved trade issues, geopolitical flashpoints, and a Fed policy increasingly at odds with the Street, outsized swings in risk markets would not be a surprise. Against this backdrop, municipal bonds continue to look appealing as a stable hedge.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

21

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class I shares on December 31, 2008 to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7,8,9,10]

Class N	(0.55%	)	5.75%	—	6.30%	07/27/09

Class I	(0.07%	)	6.21%	8.79%	4.56%	12/30/05

Class Z	(0.09%	)	—	—	4.32%	02/24/17

Bloomberg Barclays U.S. Municipal Bond BAA Index[11]	1.96%		5.83%	7.07%	3.83%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[6]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[9]  Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[10] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

22

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[11]  The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Boomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

23

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Healthcare	29.4

Transportation	29.3

Utilities	13.6

Public Services	7.5

General Obligation	6.8

State and Non-State Appropriated Tobacco	6.8

Industrial Development	4.0

Short-Term Investments	1.7

Other Assets Less Liabilities	0.9

Rating	% of Market Value[1]

A	38.2

Baa	59.4

N/R	2.4

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

New Jersey Economic Development Authority, Series DDD, Revenue, 5.000%, 06/15/42	3.8
New York Transportation Development Corp., Laguardia Airport Terminal B, Revenue, 5.000%, 07/01/46	3.6

Central Texas Turnpike System, Series C, Revenue, 5.000%, 08/15/42	3.5
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A, Revenue, 5.000%, 12/01/44	3.4

New Orleans Aviation Board, General Airport North Terminal, Series B, Revenue, 5.000%, 01/01/48	3.0
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, Revenue, 5.000%, 06/15/52	2.9

Chicago O’Hare International Airport, Senior Lien, Series A, Revenue, 5.000%, 01/01/48	2.7
Illinois State General Obligation, Series D, General Obligation, 5.000%, 11/01/26	2.7

City of Minneapolis MN, Fairview Health Services, Series A, Revenue, 5.000%, 11/15/49	2.6
Miami Beach Health Facilities Authority Mt. Sinai Medical Center, Revenue, 5.000%, 11/15/39	2.6

Top Ten as a Group	30.8

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

24

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2018

	Principal Amount	Value

Municipal Bonds - 97.4%

California - 7.6%

California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	$2,500,000	$2,736,025

California Municipal Finance Authority, Senior Lien-LINXS APM Project 5.000%, 12/31/43	4,600,000	5,017,266

California Municipal Finance Authority, Series I 5.000%, 05/15/43	3,000,000	3,291,180
5.000%, 05/15/48	4,600,000	5,018,784

Total California		16,063,255

Colorado - 2.5%

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	3,955,000	5,374,054

Connecticut - 5.2%

State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 01/01/38	5,000,000	5,509,550

State of Connecticut, Series E

5.000%, 09/15/35	2,425,000	2,692,381
5.000%, 09/15/37	2,500,000	2,752,025

Total Connecticut		10,953,956

Florida - 10.5%

Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A 5.000%, 12/01/44	6,720,000	7,212,979

Martin County Health Facilities Authority, Martin Memorial Medical Center 5.500%, 11/15/42	4,430,000	4,736,910

Miami Beach Health Facilities Authority Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,523,909

Orange County Health Facilities Authority, Orlando Health Inc., Series A 5.000%, 10/01/39	4,250,000	4,651,795

Total Florida		22,125,593

Illinois - 11.3%

Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/48	5,250,000	5,751,532

Illinois State General Obligation 5.500%, 07/01/38	3,225,000	3,376,253

Illinois State General Obligation, Series D 5.000%, 11/01/26	5,215,000	5,598,511

Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	6,075,000	6,159,321

	Principal Amount	Value

Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A 5.000%, 06/15/42	$2,990,000	$3,041,039

Total Illinois		23,926,656

Louisiana - 5.2%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation 5.000%, 05/15/47	4,285,000	4,570,681

New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	5,830,000	6,333,537

Total Louisiana		10,904,218

Massachusetts - 3.6%

Massachusetts Development Finance Agency, UMass Boston Student Housing

5.000%, 10/01/41	2,250,000	2,369,340
5.000%, 10/01/48	5,000,000	5,238,100

Total Massachusetts		7,607,440

Michigan - 2.0%

Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/41	4,005,000	4,320,514

Minnesota - 5.2%

City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/49	5,050,000	5,535,810

Duluth Economic Development Authority, Essentia Health Obligated Group 5.000%, 02/15/48	5,000,000	5,446,400

Total Minnesota		10,982,210

Nebraska - 1.6%

Central Plains Energy Project
Project #3, Series A 5.000%, 09/01/42	3,000,000	3,411,210

New Jersey - 11.1%

New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	7,665,000	8,074,924

New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A 5.125%, 06/15/43	4,450,000	4,588,039

New Jersey Transportation Trust Fund Authority, Transportation System, Series A 5.000%, 12/15/34	2,500,000	2,716,350

The accompanying notes are an integral part of these financial statements.
25

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 11.1% (continued)

Tobacco Settlement Financing Corp. Series A 5.000%, 06/01/46	$2,500,000	$2,601,825
5.250%, 06/01/46	3,285,000	3,507,263

Tobacco Settlement Financing Corp. Series B 5.000%, 06/01/46	2,000,000	2,018,460

Total New Jersey		23,506,861

New York - 5.4%

New York Transportation Development Corp., Delta Air Lines, Inc. - Laguardia 5.000%, 01/01/31	3,500,000	3,925,075

New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	7,150,000	7,524,732

Total New York		11,449,807

Oklahoma - 3.9%

Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B 5.250%, 08/15/48	2,975,000	3,219,902
5.500%, 08/15/52	4,500,000	4,940,010

Total Oklahoma		8,159,912

Rhode Island - 3.0%

Tobacco Settlement Financing Corp. Series A 5.000%, 06/01/35	2,000,000	2,105,120
5.000%, 06/01/40	3,985,000	4,141,969

Total Rhode Island		6,247,089

Texas - 12.2%

Central Texas Regional Mobility Authority 5.000%, 01/01/40	2,000,000	2,170,480
5.000%, 01/01/46	3,750,000	4,052,813

Central Texas Turnpike System, Series C 5.000%, 08/15/42	6,915,000	7,341,655

Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A 5.500%, 04/01/53	4,010,000	4,396,123

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/40	3,490,000	3,703,274
5.000%, 12/31/45	3,880,000	4,100,151

Total Texas		25,764,496

[1]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Principal Amount	Value

Virginia - 2.8%

Virginia Small Business Financing Authority, Transform 66 P3 Project 5.000%, 12/31/49	$2,500,000	$2,676,625
5.000%, 12/31/52	3,090,000	3,296,845

Total Virginia		5,973,470

West Virginia - 4.3%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/43	4,000,000	4,392,560

West Virginia Hospital Finance Authority, WV United Health System Obligation 5.500%, 06/01/44	4,250,000	4,636,240

Total West Virginia		9,028,800

Total Municipal Bonds (Cost $205,375,233)		205,799,541

	Shares

Short-Term Investments - 1.7%

Other Investment Companies - 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29% [1]	1,160,310	1,160,310

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40% [1]	1,160,310	1,160,310

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36% [1]	1,195,471	1,195,471

Total Short-Term Investments (Cost $3,516,091)		3,516,091

Total Investments - 99.1% (Cost $208,891,324)		209,315,632

Other Assets, less Liabilities - 0.9%		1,942,732

Net Assets - 100.0%		$211,258,364

The accompanying notes are an integral part of these financial statements.
26

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$205,799,541	—	$205,799,541

Short-Term Investments

Other Investment Companies	$3,516,091	—	—	3,516,091

Total Investments in Securities	$3,516,091	$205,799,541	—	$209,315,632

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
27

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Small Cap Core Fund (Class N) (the Fund) returned -14.08%, underperforming the Russell 2000® Index, which returned -11.01%.

Unbeknownst to us, 2018 was apparently a fantastic year for new and remade horror films. A bumper crop of frightening tales such as Annihilation, Suspiria, Hereditary, A Quiet Place, and, yes, Halloween, were all released to great fanfare by critics and horror film aficionados alike. These films and many others shared in box office success, as moviegoers enjoyed a good scare. For those of us in the investing world, there was another release, entitled The Fourth Quarter, which was a masterpiece in the horror genre. The Fourth Quarter saw returns slashed by -13.5% for the S&P 500® Index while a chainsaw cut -20.2% from the Russell 2000® Index. Commodity prices were also spooked, with oil getting cut by over -30% and aluminum and nickel gutted by double digits. The Cboe Volatility Index® (VIX® Index), often called the investor fear gauge, more than doubled. The only safe house was in U.S. Treasuries and municipal bonds, as frightened investors trampled each other to get back into bonds tied to the federal, state, and local governments. Surely there must be a really nasty looking villain in the story to cause this much destruction. Like any suspenseful horror movie, The Fourth Quarter kept viewers guessing as to who the bad guys were and from where they might next jump out. Trade friction, cyclical peak corporate earnings, the Federal Reserve tightening, flat yield curves, housing slowdowns, and government shutdowns all were thought to be potential bogeymen. Or perhaps were we being stalked by the most frightening of all monsters: the return of the financial crisis? It likely goes without saying, but we are no fans of the investing horror genre. And at the risk of ruining a suspenseful story and whistling past the graveyard, we think the current obsession with a near-term recession or worse is overly dramatic and imaginative. While economic activity is slowing from the quicker pace of 2018, we think the road ahead should be sunnier than the dark and frightening future foretold in The Fourth Quarter.

The Russell 2000® Index lost -11.0% during the year. Utilities finished alone in positive territory—ironic considering the group was already expensive relative to its history to start the year and interest rates were presumed to be rising. The worst performing groups in 2018 included energy, materials, industrials, real estate, and financials. Investors clearly shunned cyclical exposure, as most of these areas are tied to global and domestic growth, which has begun to slow.

Factor performance for the year showed an investor preference for companies exhibiting higher market caps, more expensive valuations, low debt levels, and lower return of equity measures. This was an odd mixture that showed a simultaneous preference and abhorrence for low quality companies.

For the Fund underperformed during the year, hurt primarily by financials and information technology. In financials, banks were the biggest negative, with Texas Capital, Pacific Premier, Ameris, and Cathay General all meaningfully underperforming. ProAssurance Corp. dropped nearly (26%), causing us to lose ground in insurance, while Stifel Financial and PRA Group both lagged the market as well. We cut our exposure to ProAssurance during the year, but retain conviction in the other positions. In information technology Rogers and MACOM were big laggards for the year as well as the quarter. We added incrementally to Rogers in September given the weakness and our belief that results there should improve into 2019. In software, Blackbaud and LogMeIn Inc. were the largest detractors. We sold LogMeIn and have trimmed exposure to Blackbaud.

In industrials weakness came primarily from exposure to building products (United Forest Products and Patrick Industries) and one highly cyclical machinery name (Sun Hydraulics) where execution has tried investor patience. We continue to own all three stocks.

On the flip side, we benefited from good stock selection in consumer staples, consumer discretionary, materials, and a larger-than-normal cash position in the second half of the year.

Consumer staples was boosted by the 57.7% rise in the stock of WD-40 Company as estimates for its 2019 rose as did the stock’s valuation. Performance Food Group and timely additions to Central Garden &

Pet were also additive. In consumer discretionary, Five Below, Helen of Troy, Texas Roadhouse, and Grand Canyon Education were the winners that contributed most. The materials sector benefited from the acquisition of Kapstone Paper and better-than-Index performance from Balchem Corp.

As we enter 2019, most investors are asking themselves one question: is it safe to open my eyes yet? While The Fourth Quarter horror movie finished when we turned the calendar, it is less clear whether this is a standalone story or whether we will be forced to stay in our theater seats for the sequel, prequel, and other multiple iterations (Saw VI, anyone?). We addressed in previous letters that one of the key threats in the equity markets in 2018 came from the Fed’s push toward normalization of monetary policy, as we are on a road not previously traveled. How various markets react to this normalization and the potential for unseen cross connects between adjacent markets could pose a challenge. The best we can do is make prudent risk versus reward decisions in our investing process with an eye to longer-term prospects and outcomes. We believe the economy is slowing but still healthy and that corporate profits will show growth in 2019. Valuations, post the selloff in the fourth quarter, are now much more attractive. Investors are eager to call the cycle over and are most fearful of the last scary horror bad guy they faced—the financial crisis and great recession. We do not see any signals that an economic event like this is likely to recur again in the near future. We will continue to look for quality businesses run by shareholder-friendly managers where the equities are reasonably priced. It is this steadfast investment philosophy that we believe provides our portfolios with a margin of safety for most periods of market turmoil. However, we will not go charging back into the abandoned house without waiting for sunrise and/or a police backup. We have seen that movie before.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

28

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2008 to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception		Inception Date

AMG GW&K Small Cap Core Fund2, [3]

Class N	(14.08%	)	3.64%	12.99%	7.45%		12/10/96

Class I	(13.83%	)	4.04%	—	12.43%		07/27/09

Class Z	(13.73%	)	—	—	(0.49%	)	02/24/17

Russell 2000® Index[4]	(11.01%	)	4.41%	11.97%	7.57%		12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4] The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

29

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	17.8

Industrials	17.6

Financials	15.9

Consumer Discretionary	15.9

Information Technology	14.6

Consumer Staples	5.2

Real Estate	5.0

Materials	4.5

Utilities	3.1

Energy	2.0

Short-Term Investments	3.3

Other Assets Less Liabilities	(4.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

ICU Medical, Inc.	3.1

Grand Canyon Education, Inc.	3.0

EPAM Systems, Inc.	2.4

Five Below, Inc.	2.4

Globus Medical, Inc., Class A	2.3

Texas Roadhouse, Inc.	2.2

HubSpot, Inc.	2.2

Performance Food Group Co.	2.0

Glacier Bancorp, Inc.	1.8

Ritchie Bros. Auctioneers, Inc. (Canada)	1.8

Top Ten as a Group	23.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

30

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value

Common Stocks - 101.6%

Consumer Discretionary - 15.9%

Churchill Downs, Inc.	17,800	$4,342,132

Chuy’s Holdings, Inc.*	90,296	1,601,851

Five Below, Inc.*	95,015	9,721,935

Grand Canyon Education, Inc.*	129,468	12,447,054

Helen of Troy, Ltd.*,1	35,681	4,680,634

Installed Building Products, Inc.*,1	104,903	3,534,182

Lithia Motors, Inc., Class A1	83,006	6,335,848

Oxford Industries, Inc.[1]	61,010	4,334,150

Skyline Champion Corp.	147,306	2,163,925

Texas Roadhouse, Inc.	150,908	9,009,208

Tupperware Brands Corp.	63,576	2,007,094

Wolverine World Wide, Inc.	150,946	4,813,668

Total Consumer Discretionary		64,991,681

Consumer Staples - 5.2%

Central Garden & Pet Co.*,1	94,377	3,251,288

Central Garden & Pet Co., Class A*	160,946	5,029,562

Performance Food Group Co.*	256,789	8,286,581

WD-40 Co.[1]	25,956	4,756,697

Total Consumer Staples		21,324,128

Energy - 2.0%

Dril-Quip, Inc.*,1	50,737	1,523,632

Forum Energy Technologies, Inc.*,1	180,870	746,993

Matador Resources Co.*	370,411	5,752,483

Total Energy		8,023,108

Financials - 15.9%

Ameris Bancorp	188,303	5,963,556

AMERISAFE, Inc.	106,573	6,041,623

Cathay General Bancorp	180,522	6,052,903

Cohen & Steers, Inc.[1]	118,605	4,070,524

Glacier Bancorp, Inc.	186,440	7,386,753

IBERIABANK Corp.	59,359	3,815,596

Meridian Bancorp, Inc.	183,387	2,626,102

Pacific Premier Bancorp, Inc.*	190,129	4,852,092

PRA Group, Inc.*,1	121,448	2,959,688

ProAssurance Corp.	61,486	2,493,872

Stifel Financial Corp.[1]	116,277	4,816,193

Texas Capital Bancshares, Inc.*	91,522	4,675,859

United Bankshares, Inc. [1]	110,535	3,438,744

Webster Financial Corp.	121,018	5,964,977

Total Financials		65,158,482

	Shares	Value

Health Care - 17.8%

Amneal Pharmaceuticals, Inc.*,1	241,106	$3,262,164

AtriCure, Inc.*	74,952	2,293,531

Cambrex Corp.*,1	98,363	3,714,187

Cantel Medical Corp.	79,636	5,928,900

Catalent, Inc.*	224,462	6,998,725

Diplomat Pharmacy, Inc.*,1	255,714	3,441,910

Globus Medical, Inc., Class A*	213,657	9,247,075

ICU Medical, Inc.*	54,334	12,476,716

LHC Group, Inc.*	55,307	5,192,221

Medidata Solutions, Inc.*,1	99,818	6,729,730

Syneos Health, Inc.*,1	178,653	7,029,996

Wright Medical Group, N.V. (Netherlands)*	242,198	6,592,630

Total Health Care		72,907,785

Industrials - 17.6%

AAR Corp.	143,802	5,369,567

Alamo Group, Inc.	58,817	4,547,730

Allegiant Travel Co.	38,354	3,843,838

Healthcare Services Group, Inc.[1]	101,727	4,087,391

Heartland Express, Inc.[1]	249,996	4,574,927

ICF International, Inc.	88,359	5,723,896

John Bean Technologies Corp.[1]	45,943	3,299,167

Mobile Mini, Inc.	103,590	3,288,983

Patrick Industries, Inc.*,1	112,021	3,316,942

Primoris Services Corp.	259,273	4,959,892

RBC Bearings, Inc.*	53,639	7,032,073

Ritchie Bros. Auctioneers, Inc. (Canada)	224,242	7,337,198

Sun Hydraulics Corp.	129,613	4,301,855

Universal Forest Products, Inc.	163,208	4,236,880

US Ecology, Inc.	92,577	5,830,499

Total Industrials		71,750,838

Information Technology - 14.6%

Blackbaud, Inc.	70,455	4,431,619

EPAM Systems, Inc.*	85,268	9,891,941

ExlService Holdings, Inc.*	81,785	4,303,527

HubSpot, Inc.*,1	70,567	8,872,389

MACOM Technology Solutions Holdings, Inc.*,1	137,919	2,001,205

Paylocity Holding Corp.*	90,436	5,445,151

Power Integrations, Inc.	79,663	4,857,850

Proofpoint, Inc.*	51,922	4,351,583

Rogers Corp.*,1	40,021	3,964,480

Silicon Laboratories, Inc.*	87,001	6,856,549

The accompanying notes are an integral part of these financial statements.
31

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 14.6%

(continued)

Virtusa Corp.*	107,168	$4,564,285

Total Information Technology		59,540,579

Materials - 4.5%

Balchem Corp.	61,149	4,791,024

Compass Minerals International, Inc.[1]	49,691	2,071,618

PolyOne Corp.	203,413	5,817,612

Silgan Holdings, Inc.	247,394	5,843,446

Total Materials		18,523,700

Real Estate - 5.0%

National Health Investors, Inc., REIT	67,489	5,098,119

Pebblebrook Hotel Trust, REIT	155,732	4,408,773

QTS Realty Trust, Inc., Class A, REIT	140,216	5,195,003

STAG Industrial, Inc., REIT	234,412	5,832,170

Total Real Estate		20,534,065

Utilities - 3.1%

IDACORP, Inc.	63,454	5,905,029

NorthWestern Corp.[1]	115,527	6,866,925

Total Utilities		12,771,954

Total Common Stocks (Cost $411,199,281)		415,526,320

	Principal Amount

Short-Term Investments - 3.3%

Joint Repurchase Agreements - 3.2%[2]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $3,153,236 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $3,215,702)	$3,152,649	3,152,649

Daiwa Capital Markets America, dated 12/31/18, due 01/02/19, 3.050% total to be received $3,153,183 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.500%, 01/25/19 - 02/01/49, totaling $3,215,702)	3,152,649	3,152,649

	Principal Amount	Value

Mizuho Securities USA, LLC, dated 12/31/18, due 01/02/19, 2.920% total to be received $661,050 (collateralized by various U.S. Treasuries, 1.875% - 2.625%, 02/29/24 - 09/09/49, totaling $674,162)	$660,943	$660,943

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $3,153,178 (collateralized by various U.S. Government Agency Obligations, 3.000% -7.000%, 10/01/25 - 10/20/48, totaling $3,215,702)	3,152,649	3,152,649

State of Wisconsin Investment Board, dated 12/31/18, due 01/02/19, 3.370% total to be received $3,153,239 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/20 -02/15/47, totaling $3,215,752)	3,152,649	3,152,649

Total Joint Repurchase Agreements		13,271,539

	Shares

Other Investment Companies - 0.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[3]	113,295	113,295

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[3]	113,296	113,296

Total Other Investment Companies		226,591

Total Short-Term Investments (Cost $13,498,130)		13,498,130

Total Investments - 104.9% (Cost $424,697,411)		429,024,450

Other Assets, less Liabilities - (4.9)%		(20,108,960)

Net Assets - 100.0%		$408,915,490

*	Non-income producing security.

[1]

Some or all of these securities, amounting to $65,435,236 or 16.0% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
32

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$415,526,320	—	—	$415,526,320

Short-Term Investments

Joint Repurchase Agreements	—	$13,271,539	—	13,271,539

Other Investment Companies	226,591	—	—	226,591

Total Investments in Securities	$415,752,911	$13,271,539	—	$429,024,450

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
33

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2018, the AMG GW&K Small/Mid Cap Fund (Class I) (the Fund) returned -8.15%, compared to the Russell 2500® Index, which returned -10.00%. The Fund’s former benchmark, the Russell 2000® Growth Index, returned -9.31% over the same period.

Unbeknownst to us, 2018 was apparently a fantastic year for new and remade horror films. A bumper crop of frightening tales such as Annihilation, Suspiria, Hereditary, A Quiet Place, and, yes, Halloween, were all released to great fanfare by critics and horror film aficionados alike. These films and many others shared in box office success, as moviegoers enjoyed a good scare. For those of us in the investing world, there was another release, entitled The Fourth Quarter, which was a masterpiece in the horror genre. The Fourth Quarter saw returns slashed by -13.5% for the S&P 500® Index while a chainsaw cut -18.5% from the Russell 2500® Index. Commodity prices were also spooked, with oil getting cut by over -30% and aluminum and nickel gutted by double digits. The Cboe Volatility Index® (VIX® Index), often called the investor fear gauge, more than doubled. The only safe house was in U.S. Treasuries and Municipal bonds, as frightened investors trampled each other to get back into bonds tied to the federal, state, and local governments. Surely there must be a really nasty looking villain in the story to cause this much destruction. Like any suspenseful horror movie, The Fourth Quarter kept viewers guessing as to who the bad guys were and from where they might next jump out. Trade friction, cyclical peak corporate earnings, U.S. Federal Reserve tightening, flat yield curves, housing slowdowns, and government shutdowns, all were thought to be potential bogeymen. Or perhaps were we being stalked by the most frightening of all monsters: the return of the financial crisis? It likely goes without saying, but we are no fans of the investing horror genre. And at the risk of ruining a suspenseful story and whistling past the graveyard, we think the current obsession with a near-term recession or worse is overly dramatic and imaginative. While economic activity is slowing from the quicker pace of 2018, we think the road ahead should be sunnier than the dark and frightening future foretold in The Fourth Quarter.

The end of 2018 felt like one of those slasher movies where no character is safe. In the small/mid cap world, both growth and value stocks experienced significant pain. The Russell 2500® Growth Index was off -20.1% in the fourth quarter, while the Russell 2500® Value Index fared better but was still down -17.1%. During the quarter, energy was by far the worst performing sector, off -41.5%, followed by healthcare, materials, and industrials. Information technology held up a bit better at -17.8%. The best performing meaningful sectors were the relative safe havens of utilities, real estate, and consumer staples. An emphasis should be placed on “relative,” as these sectors were down -0.1%, -10.2%, and -9.7%, respectively.

The Russell 2500® Index lost -10.0% during the year. Utilities finished alone in positive territory—ironic considering the group was already expensive relative to its history to start the year and interest rateswerepresumedtoberising. Theworst performing groups in 2018 included energy, materials, industrials, and financials. Investors clearly shunned cyclical exposure, as most of these areas are tied to global and domestic growth, which has begun to slow.

Factor performance for the year showed an investor preference for companies exhibiting higher market caps, more expensive valuations, low debt levels, and lower ROE measures. Even stranger, the lowest-beta quintile outperformed the highest-beta quintile by more than 1,800 basis points. This was an odd mixture that showed a simultaneous preference and abhorrence for low quality companies

For the year, the Fund outperformed the benchmark driven by very strong stock selection in three sectors: consumer discretionary, industrials, and materials. Consumer discretionary was our best performing sector. Retailers Five Below and Burlington Stores, as well as Dorman Products and BJ Restaurants each rose over +30% as both estimates and investor confidence increased with strong earnings execution. The industrials sector was boosted by Exponent Inc. and CoStar Group with returns over +40%. Materials had three of the Fund’s five holdings deliver positive returns versus -23% for the benchmark sector, led by Quaker Chemical, RPM International, and Aptargroup.

The Fund suffered somewhat from stock selection in financials, energy, and consumer staples. In financials, our bank and insurance holdings both underperformed the benchmark, led by Texas Capital Bancshares, Western Alliance Bankcorp, Pinnacle Financial Partners, and ProAssurance Corporation. In

each of these names, the valuation saw a much sharper decline than any change in earnings estimates. In energy, we had four stocks, Matador Resources, Callon Petroleum Co., Parsley Energy Inc., and Superior Energy Services, caught up in the selling wave with declines over -40%. Finally, consumer staples was hurt by an underweight position and exposure to PriceSmart Inc., which dropped -31% over the year on declining earnings estimates.

As we enter 2019, most investors are asking themselves one question: is it safe to open my eyes yet? While The Fourth Quarter horror movie finished when we turned the calendar, it is less clear whether this is a standalone story or whether we will be forced to stay in our theater seats for the sequel, prequel, and other multiple iterations (Saw VI, anyone?). We noted in previous letters that one of the key threats in the equity markets in 2018 came from the Fed’s push toward normalization of monetary policy, as we are on a road not previously traveled. How various markets react to this normalization and the potential for unseen cross connects between adjacent markets could pose a challenge. The best we can do is make prudent risk versus reward decisions in our investing process with an eye to longer-term prospects and outcomes. We believe the economy is slowing but still healthy and that corporate profits will show growth in 2019. Valuations, post the selloff in the fourth quarter, are now much more attractive. Investors are eager to call the cycle over and are most fearful of the last scary horror bad guy they faced—the financial crisis and great recession. We do not see any signals that an economic event like this is likely to recur again in the near future. We will continue to look for quality businesses run by shareholder-friendly managers where the equities are reasonably priced. It is this steadfast investment philosophy that we believe provides our portfolios with a margin of safety for most periods of market turmoil. However, we will not go charging back into the abandoned house without waiting for sunrise and/or a police backup. We have seen that movie before.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2018 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

34

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30, 2015 to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31, 2018.

Average Annual Total Returns[1]	One Year		Since Inception	Inception Date

AMG GW&K Small/Mid Cap Fund2, [3,4,5,6]

Class N	(8.25%	)	0.09%	02/24/17

Class I	(8.15%	)	1.11%	06/30/15

Class Z	(7.98%	)	0.33%	02/24/17

Russell 2500® Index[7]	(10.00%	)	3.95%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2018. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

35

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) December 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	17.4

Industrials	16.6

Consumer Discretionary	14.5

Financials	12.9

Health Care	11.9

Real Estate	8.8

Materials	7.1

Energy	2.6

Utilities	2.5

Consumer Staples	1.1

Short-Term Investments	3.9

Other Assets Less Liabilities	0.7

TOP TEN HOLDINGS

Security Name	% of Net Assets

MarketAxess Holdings, Inc.	3.0

RPM International, Inc.	2.5

Zebra Technologies Corp., Class A	2.5

Burlington Stores, Inc.	2.4

Exponent, Inc.	2.3

Gartner, Inc.	2.2

West Pharmaceutical Services, Inc.	2.0

Five Below, Inc.	1.9

RBC Bearings, Inc.	1.9

Booz Allen Hamilton Holding Corp.	1.9

Top Ten as a Group	22.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

36

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments December 31, 2018

	Shares	Value
Common Stocks - 95.4%

Consumer Discretionary - 14.5%

BJ’s Restaurants, Inc.	24,721	$1,250,141

Burlington Stores, Inc.*	17,863	2,905,774

Carter’s, Inc.[1]	16,894	1,378,888

Cavco Industries, Inc.*	10,529	1,372,771

Dorman Products, Inc.*,1	24,824	2,234,656

Five Below, Inc.*	22,702	2,322,869

Lithia Motors, Inc., Class A1	13,041	995,420

The Michaels Cos., Inc.*,1	52,146	706,057

Polaris Industries, Inc.	15,602	1,196,361

Pool Corp.[1]	8,460	1,257,579

Texas Roadhouse, Inc.	29,064	1,735,121

Total Consumer Discretionary		17,355,637

Consumer Staples - 1.1%

PriceSmart, Inc.	21,187	1,252,152

Energy - 2.6%

Callon Petroleum Co.*,1	124,295	806,675

Dril-Quip, Inc.*,1	10,401	312,342

Matador Resources Co.*,1	51,521	800,121

Parsley Energy, Inc., Class A*	59,300	947,614

Superior Energy Services, Inc.*	76,840	257,414

Total Energy		3,124,166

Financials - 12.9%

Artisan Partners Asset Management, Inc., Class A	22,746	502,914

Glacier Bancorp, Inc.	33,262	1,317,840

James River Group Holdings, Ltd. (Bermuda)	34,898	1,275,173

MarketAxess Holdings, Inc.[1]	16,834	3,557,193

Pinnacle Financial Partners, Inc.[1]	34,180	1,575,698

ProAssurance Corp.	26,935	1,092,484

Signature Bank	16,353	1,681,252

Texas Capital Bancshares, Inc.*	24,814	1,267,747

Webster Financial Corp.	27,961	1,378,198

Western Alliance Bancorp*	45,258	1,787,238

Total Financials		15,435,737

Health Care - 11.9%

Acadia Healthcare Co., Inc.*,1	28,837	741,399

Amneal Pharmaceuticals, Inc.*	35,174	475,904

Bio-Rad Laboratories, Inc., Class A*	5,106	1,185,715

Catalent, Inc.*	45,969	1,433,314

ICU Medical, Inc.*	9,595	2,203,300

Jazz Pharmaceuticals PLC (Ireland)*	6,233	772,643

Neurocrine Biosciences, Inc.*	16,730	1,194,689

	Shares	Value

Premier, Inc., Class A*	48,699	$1,818,908

STERIS PLC (United Kingdom)	19,413	2,074,279

West Pharmaceutical Services, Inc.	24,500	2,401,735

Total Health Care		14,301,886

Industrials - 16.6%

Exponent, Inc.	53,504	2,713,188

Gardner Denver Holdings, Inc.*	63,555	1,299,700

Graco, Inc.	32,314	1,352,341

Hexcel Corp.	26,852	1,539,694

Lincoln Electric Holdings, Inc.	16,362	1,290,144

The Middleby Corp.*,1	9,992	1,026,478

Nordson Corp.	12,678	1,513,119

RBC Bearings, Inc.*	17,131	2,245,874

Ritchie Bros. Auctioneers, Inc. (Canada)	46,858	1,533,194

Schneider National, Inc., Class B	55,217	1,030,901

The Toro Co.	37,826	2,113,717

Wabtec Corp.[1]	23,081	1,621,440

WageWorks, Inc.*	22,440	609,470

Total Industrials		19,889,260

Information Technology - 17.4%

ANSYS, Inc.*	7,957	1,137,373

Blackbaud, Inc.	13,813	868,838

Booz Allen Hamilton Holding Corp.	49,687	2,239,393

Cognex Corp.	46,843	1,811,419

EPAM Systems, Inc.*	8,068	935,969

Gartner, Inc.*	20,485	2,618,802

Power Integrations, Inc.	15,806	963,850

Rapid7, Inc.*	36,461	1,136,125

Silicon Laboratories, Inc.*	15,941	1,256,310

SS&C Technologies Holdings, Inc.	39,288	1,772,282

Tyler Technologies, Inc.*	9,491	1,763,617

The Ultimate Software Group, Inc.*	5,954	1,457,956

Zebra Technologies Corp., Class A*	18,473	2,941,456

Total Information Technology		20,903,390

Materials - 7.1%

AptarGroup, Inc.	11,006	1,035,334

Berry Global Group, Inc.*	31,736	1,508,412

Eagle Materials, Inc.	16,818	1,026,403

Quaker Chemical Corp.	11,044	1,962,629

RPM International, Inc.	51,229	3,011,241

Total Materials		8,544,019

Real Estate - 8.8%

American Campus Communities, Inc., REIT	51,952	2,150,293

The accompanying notes are an integral part of these financial statements.
37

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 8.8% (continued)

CoreSite Realty Corp., REIT	13,542	$1,181,269

Easterly Government Properties, Inc., REIT	85,883	1,346,645

Mid-America Apartment Communities, Inc., REIT	12,537	1,199,791

Physicians Realty Trust, REIT	88,436	1,417,629

Summit Hotel Properties, Inc., REIT	130,668	1,271,400

Sun Communities, Inc., REIT	19,136	1,946,322

Total Real Estate		10,513,349

Utilities - 2.5%

OGE Energy Corp.	38,096	1,492,982

Portland General Electric Co.	32,608	1,495,077

Total Utilities		2,988,059
Total Common Stocks (Cost $130,073,209)		114,307,655

	Principal Amount

Short-Term Investments - 3.9%

Joint Repurchase Agreements - 1.6%[2]

Cantor Fitzgerald Securities, Inc., dated 12/31/18, due 01/02/19, 3.350% total to be received $954,371 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 10.000%, 01/25/19 -10/20/68, totaling $973,277)	$954,193	954,193

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/18, due 01/02/19, 3.020% total to be received $1,000,168 (collateralized by various U.S. Government Agency Obligations, 3.000% -7.000%, 10/01/25 - 10/20/48, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,954,193

	Shares

Other Investment Companies - 2.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.29%[3]	893,123	893,123

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.40%[3]	893,123	893,123

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.36%[3]	920,187	920,187

Total Other Investment Companies		2,706,433

Total Short-Term Investments (Cost $4,660,626)		4,660,626

Total Investments - 99.3% (Cost $134,733,835)		118,968,281

Other Assets, less Liabilities - 0.7%		870,916

Net Assets - 100.0%		$119,839,197

*	Non-income producing security.

[1]

Some or all of these securities, amounting to $13,295,996 or 11.1% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
38

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$114,307,655	—	—	$114,307,655

Short-Term Investments

Joint Repurchase Agreements	—	$1,954,193	—	1,954,193

Other Investment Companies	2,706,433	—	—	2,706,433

Total Investments in Securities	$117,014,088	$1,954,193	—	$118,968,281

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2018, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
39

Statement of Assets and Liabilities December 31, 2018

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Assets:

Investments at Value [1] (including securities on loan valued at $11,740, $0, $0, $65,435,236, and $13,295,996, respectively)	$36,164,823	$964,771,130	$209,315,632	$429,024,450	$118,968,281

Receivable for investments sold	—	—	1,098,020	10,336,763	—

Dividend, interest and other receivables	343,649	12,031,272	2,023,812	572,589	96,128

Receivable for Fund shares sold	28,817	4,018,669	1,183,731	5,072,919	3,887,859

Receivable from affiliate	—	37,162	8,232	—	5,728

Prepaid expenses and other assets	30,121	20,009	20,126	18,803	10,107

Total assets	36,567,410	980,878,242	213,649,553	445,025,524	122,968,103

Liabilities:

Payable upon return of securities loaned	12,571	—	—	13,271,539	1,954,193

Payable for investments purchased	—	2,420,454	1,155,257	1,046,841	482,023

Payable for delayed delivery investments purchased	—	11,722,500	—	—	—

Payable for Fund shares repurchased	81,447	8,194,204	1,049,143	19,679,243	559,151

Interfund loan payable	—	—	—	1,426,389	—

Due to custodian	—	—	—	226,591	—

Accrued expenses:

Investment advisory and management fees	26,451	172,711	80,723	292,292	67,157

Administrative fees	4,750	123,960	26,908	61,333	15,498

Distribution fees	4,744	3,663	908	2,899	20

Shareholder service fees	901	102,616	14,707	17,155	4,534

Professional fees	48,119	52,464	40,201	35,609	31,628

Other	13,262	87,811	23,342	50,143	14,702

Total liabilities	192,245	22,880,383	2,391,189	36,110,034	3,128,906

Net Assets	$36,375,165	$957,997,859	$211,258,364	$408,915,490	$119,839,197

[1] Investments at cost	$37,352,371	$965,780,937	$208,891,324	$424,697,411	$134,733,835

The accompanying notes are an integral part of these financial statements.
40

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Net Assets Represent:

Paid-in capital	$42,244,602	$964,822,378	$211,161,117	$396,632,248	$136,064,792

Distributable earnings (loss)	(5,869,437)	(6,824,519)	97,247	12,283,242	(16,225,595)

Net Assets	$36,375,165	$957,997,859	$211,258,364	$408,915,490	$119,839,197

Class N:

Net Assets	$12,883,519	$17,444,800	$7,283,477	$12,654,780	$88,674

Shares outstanding	1,365,582	1,520,196	751,673	601,693	8,874

Net asset value, offering and redemption price per share	$9.43	$11.48	$9.69	$21.03	$9.99

Class I:

Net Assets	$5,966,596	$940,553,059	$203,866,738	$311,252,146	$54,375,886

Shares outstanding	630,223	81,529,196	21,581,877	14,563,580	5,440,479

Net asset value, offering and redemption price per share	$9.47	$11.54	$9.45	$21.37	$9.99

Class C:

Net assets per class	$2,270,713	—	—	—	—

Shares outstanding	240,802	—	—	—	—

Net asset value, offering and redemption price per share	$9.43	—	—	—	—

Class Z:

Net Assets	$15,254,337	—	$108,149	$85,008,564	$65,374,637

Shares outstanding	1,611,975	—	11,452	3,977,271	6,537,029

Net asset value, offering and redemption price per share	$9.46	—	$9.44	$21.37	$10.00

The accompanying notes are an integral part of these financial statements.
41

Statement of Operations For the fiscal year ended December 31, 2018

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund

Investment Income:

Dividend income	$11,889	$227,022	$93,059	$6,317,064	$1,221,375

Interest income	1,315,086	23,220,024	8,175,300	1,068	—

Securities lending income	1,824	—	—	89,941	10,762

Foreign withholding tax	—	—	—	(25,318)	(4,711)

Total investment income	1,328,799	23,447,046	8,268,359	6,382,755	1,227,426

Expenses:

Investment advisory and management fees	125,446	2,186,356	984,786	3,882,611	797,030

Administrative fees	62,723	1,574,142	328,262	831,988	183,930

Distribution fees - Class N	35,935	56,174	10,725	57,841	236

Distribution fees - Class C	32,852	—	—	—	—

Shareholder servicing fees - Class N	—	26,232	6,435	29,135	—

Shareholder servicing fees - Class I	3,492	513,479	106,695	214,761	44,231

Registration fees	60,888	81,163	59,682	69,326	48,215

Professional fees	48,587	77,229	45,040	49,639	36,770

Custodian fees	15,984	92,564	28,306	40,378	26,029

Trustee fees and expenses	3,310	78,360	16,567	40,967	7,683

Transfer agent fees	(3,117)	23,259	3,552	21,009	3,458

Reports to shareholders	(4,487)	40,017	5,497	29,979	4,140

Miscellaneous	2,490	19,791	5,933	16,695	3,666

Repayment of prior reimbursements	—	—	—	16,826	—

Total expenses before offsets	384,103	4,768,766	1,601,480	5,301,155	1,155,388

Expense reimbursements	(110,054)	(604,775)	(186,327)	(3,686)	(67,647)

Expense reductions	—	—	—	(19,969)	(12,676)

Fee waivers	—	(34,394)	—	—	—

Net expenses	274,049	4,129,597	1,415,153	5,277,500	1,075,065

Net investment income	1,054,750	19,317,449	6,853,206	1,105,255	152,361

Net Realized and Unrealized Loss:

Net realized gain (loss) on investments	(360,583)	(5,814,705)	193,354	50,596,134	2,299,546

Net change in unrealized appreciation/depreciation on investments	(1,421,270)	(7,335,635)	(7,532,447)	(129,767,766)	(17,555,863)

Net realized and unrealized loss	(1,781,853)	(13,150,340)	(7,339,093)	(79,171,632)	(15,256,317)

Net increase (decrease) in net assets resulting from operations	$(727,103)	$6,167,109	$(485,887)	$(78,066,377)	$(15,103,956)

The accompanying notes are an integral part of these financial statements.
42

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund

	2018	2017[1]	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$1,054,750	$1,455,617	$19,317,449	$16,341,250

Net realized gain (loss) on investments	(360,583)	261,715	(5,814,705)	2,781,551

Net change in unrealized appreciation/depreciation on investments	(1,421,270)	1,012,966	(7,335,635)	27,347,353

Net increase (decrease) in net assets resulting from operations	(727,103)	2,730,298	6,167,109	46,470,154

Distributions to Shareholders:[2]

Class N	(351,771)	(365,057)	(340,725)	(453,180)

Class S3	—	—	—	(1,030,308)

Class I	(153,460)	(449,908)	(19,323,073)	(15,961,822)

Class C	(53,217)	(86,218)	—	—

Class Z	(489,194)	(563,837)	—	—

Total distributions to shareholders	(1,047,642)	(1,465,020)	(19,663,798)	(17,445,310)

Capital Share Transactions:[4]

Net increase (decrease) from capital share transactions	(10,573,766)	(65,807,448)	(103,417,159)	122,965,822

Total increase (decrease) in net assets	(12,348,511)	(64,542,170)	(116,913,848)	151,990,666

Net Assets:

Beginning of year	48,723,676	113,265,846	1,074,911,707	922,921,041

End of year[5]	$36,375,165	$48,723,676	$957,997,859	$1,074,911,707

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	Effective June 23, 2017, Class S shares were converted into Class I shares.
[4]	See Note 1(g) of the Notes to Financial Statements.
[5]	The Funds Net assets - End of year did not include any undistributed net investment income in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
43

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund

	2018	2017[1]	2018	2017[1]	2018	2017[1]

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$6,853,206	$6,945,956	$1,105,255	$1,044,956	$152,361	$36,766

Net realized gain on investments	193,354	1,907,278	50,596,134	39,398,970	2,299,546	416,050

Net change in unrealized appreciation/depreciation on investments	(7,532,447)	12,463,029	(129,767,766)	52,180,026	(17,555,863)	1,558,779

Net increase (decrease) in net assets resulting from operations	(485,887)	21,316,263	(78,066,377)	92,623,952	(15,103,956)	2,011,595

Distributions to Shareholders:[2]

Class N	(70,830)	(234,480)	(1,606,615)	(1,290,786)	(2,061)	(144)

Class S3	—	(193,559)	—	—	—	—

Class I	(6,778,865)	(6,539,305)	(42,856,809)	(21,663,226)	(1,246,181)	(320,719)

Class Z	(3,511)	(2,693)	(10,281,471)	(5,763,388)	(1,634,280)	(102,624)

From paid in capital:

Class N	(53,402)	—	—	—	—	—

Class I	(5,110,821)	—	—	—	—	—

Class Z	(2,647)	—	—	—	—	—

Total distributions to shareholders	(12,020,076)	(6,970,037)	(54,744,895)	(28,717,400)	(2,882,522)	(423,487)

Capital Share Transactions:[4]

Net increase (decrease) from capital share transactions	(11,809,532)	5,434,557	5,381,820	51,017,083	106,569,502	27,436,973

Total increase (decrease) in net assets	(24,315,495)	19,780,783	(127,429,452)	114,923,635	88,583,024	29,025,081

Net Assets:

Beginning of year	235,573,859	215,793,076	536,344,942	421,421,307	31,256,173	2,231,092

End of year[5]	$211,258,364	$235,573,859	$408,915,490	$536,344,942	$119,839,197	$31,256,173

[1]	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	Effective June 23, 2017, Class S shares were converted into Class I shares.
[4]	See Note 1(g) of the Notes to Financial Statements.
[5]	The Funds Net assets - End of year did not include any undistributed net investment income in 2017. During 2018, the requirement to disclose undistributed net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
44

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$9.81	$9.67	$9.58	$10.22	$9.96

Income (loss) from Investment Operations:

Net investment income[2,3]	0.23	0.21	0.22	0.29	0.29

Net realized and unrealized gain (loss) on investments	(0.38)	0.15	0.09	(0.64)	0.26

Total income (loss) from investment operations	(0.15)	0.36	0.31	(0.35)	0.55

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.22)	(0.22)	(0.29)	(0.29)

Total distributions to shareholders	(0.23)	(0.22)	(0.22)	(0.29)	(0.29)

Net Asset Value, End of Year	$9.43	$9.81	$9.67	$9.58	$10.22

Total Return[3]	(1.48)%[4]	3.76%[4]	3.26%	(3.51)%	5.58%[4]

Ratio of net expenses to average net assets	0.73%	0.75%	0.84%	0.84%	0.84%

Ratio of gross expenses to average net assets[5]	0.99%	1.04%	1.05%	1.07%	1.09%

Ratio of net investment income to average net assets[3]	2.45%	2.19%	2.27%	2.87%	2.82%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$12,884	$16,027	$16,115	$20,203	$27,444

45

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[6]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$9.85	$9.70	$9.62	$10.26	$9.99

Income (loss) from Investment Operations:

Net investment income[2,3]	0.25	0.23	0.24	0.30	0.31

Net realized and unrealized gain (loss) on investments	(0.38)	0.16	0.08	(0.63)	0.27

Total income (loss) from investment operations	(0.13)	0.39	0.32	(0.33)	0.58

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.24)	(0.24)	(0.31)	(0.31)

Total distributions to shareholders	(0.25)	(0.24)	(0.24)	(0.31)	(0.31)

Net Asset Value, End of Year	$9.47	$9.85	$9.70	$9.62	$10.26

Total Return[3,4]	(1.27)%	4.03%	3.31%	(3.30)%	5.84%

Ratio of net expenses to average net assets	0.54%	0.61%	0.69%	0.67%	0.65%

Ratio of gross expenses to average net assets[5]	0.80%	0.90%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets[3]	2.64%	2.32%	2.39%	2.96%	3.00%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$5,967	$6,864	$37,952	$7,463	$2,480

46

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class C	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$9.81	$9.66	$9.57	$10.20	$9.94

Income (loss) from Investment Operations:

Net investment income[2,3]	0.16	0.14	0.15	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.38)	0.16	0.08	(0.63)	0.26

Total income (loss) from investment operations	(0.22)	0.30	0.23	(0.42)	0.47

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.15)	(0.14)	(0.21)	(0.21)

Total distributions to shareholders	(0.16)	(0.15)	(0.14)	(0.21)	(0.21)

Net Asset Value, End of Year	$9.43	$9.81	$9.66	$9.57	$10.20

Total Return[3]	(2.23)%[4]	3.08%[4]	2.40%[4]	(4.15)%	4.79%[4]

Ratio of net expenses to average net assets	1.48%	1.50%	1.59%	1.59%	1.59%

Ratio of gross expenses to average net assets[5]	1.74%	1.79%	1.80%	1.82%	1.84%

Ratio of net investment income to average net assets[3]	1.70%	1.43%	1.53%	2.12%	2.07%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$2,271	$4,561	$7,842	$11,031	$15,927

47

AMG GW&K Enhanced Core Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2018	2017[6]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$9.84	$9.70	$9.61	$10.25	$9.99

Income (loss) from Investment Operations:

Net investment income[2,3]	0.26	0.24	0.25	0.31	0.31

Net realized and unrealized gain (loss) on investments	(0.38)	0.15	0.09	(0.63)	0.27

Total income (loss) from investment operations	(0.12)	0.39	0.34	(0.32)	0.58

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.25)	(0.25)	(0.32)	(0.32)

Total distributions to shareholders	(0.26)	(0.25)	(0.25)	(0.32)	(0.32)

Net Asset Value, End of Year	$9.46	$9.84	$9.70	$9.61	$10.25

Total Return[3]	(1.23)%[4]	4.01%[4]	3.52%	(3.15)%[4]	5.85%[4]

Ratio of net expenses to average net assets	0.48%	0.50%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[5]	0.74%	0.79%	0.80%	0.82%	0.84%

Ratio of net investment income to average net assets[3]	2.70%	2.43%	2.51%	3.10%	3.05%

Portfolio turnover	26%	39%	88%	57%	22%

Net assets end of year (000’s) omitted	$15,254	$21,271	$51,357	$47,402	$41,968

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

48

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$11.60	$11.25	$11.70	$11.61	$11.02

Income (loss) from Investment Operations:

Net investment income[2,3]	0.17	0.15	0.13	0.15	0.18

Net realized and unrealized gain (loss) on investments	(0.11)	0.36	(0.25)	0.24	0.63

Total income (loss) from investment operations	0.06	0.51	(0.12)	0.39	0.81

Less Distributions to Shareholders from:

Net investment income	(0.18)	(0.15)	(0.12)	(0.15)	(0.18)

Net realized gain on investments	(0.00)[4]	(0.01)	(0.21)	(0.15)	(0.04)

Total distributions to shareholders	(0.18)	(0.16)	(0.33)	(0.30)	(0.22)

Net Asset Value, End of Year	$11.48	$11.60	$11.25	$11.70	$11.61

Total Return[3,5]	0.54%	4.58%	(1.05)%	3.36%	7.39%

Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.82%	0.80%

Ratio of gross expenses to average net assets[6]	0.77%	0.78%	0.95%	1.13%	1.12%

Ratio of net investment income to average net assets[3]	1.53%	1.31%	1.08%	1.28%	1.55%

Portfolio turnover	35%	27%	66%	78%	31%

Net assets end of year (000’s) omitted	$17,445	$29,513	$31,406	$27,362	$23,572

49

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[7]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$11.66	$11.31	$11.77	$11.67	$11.08

Income (loss) from Investment Operations:

Net investment income[2,3]	0.21	0.19	0.17	0.21	0.23

Net realized and unrealized gain (loss) on investments	(0.12)	0.36	(0.25)	0.24	0.63

Total income (loss) from investment operations	0.09	0.55	(0.08)	0.45	0.86

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.19)	(0.17)	(0.20)	(0.23)

Net realized gain on investments	(0.00)[4]	(0.01)	(0.21)	(0.15)	(0.04)

Total distributions to shareholders	(0.21)	(0.20)	(0.38)	(0.35)	(0.27)

Net Asset Value, End of Year	$11.54	$11.66	$11.31	$11.77	$11.67

Total Return[3,5]	0.87%	4.90%	(0.70)%	3.94%	7.80%

Ratio of net expenses to average net assets	0.39%	0.37%	0.34%	0.34%	0.34%

Ratio of gross expenses to average net assets[6]	0.45%	0.45%	0.58%	0.65%	0.66%

Ratio of net investment income to average net assets[3]	1.85%	1.64%	1.45%	1.76%	2.00%

Portfolio turnover	35%	27%	66%	78%	31%

Net assets end of year (000’s) omitted	$940,553	$1,045,399	$728,365	$655,760	$393,581

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Effective June 23, 2017, Class S shares were converted to Class I shares.

50

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$10.02	$9.40	$10.08	$10.16	$8.98

Income (loss) from Investment Operations:

Net investment income[2,3]	0.27	0.26	0.25	0.30	0.34

Net realized and unrealized gain (loss) on investments	(0.33)	0.62	(0.23)	0.05	1.18

Total income (loss) from investment operations	(0.06)	0.88	0.02	0.35	1.52

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.26)	(0.25)	(0.30)	(0.34)

Net realized gain on investments	—	—	(0.45)	(0.13)	—

Paid in capital	(0.12)	—	—	—	—

Total distributions to shareholders	(0.27)	(0.26)	(0.70)	(0.43)	(0.34)

Net Asset Value, End of Year	$9.69	$10.02	$9.40	$10.08	$10.16

Total Return[3,4]	(0.55)%	9.51%	0.10%	3.57%	17.14%

Ratio of net expenses to average net assets	0.99%	1.01%	1.14%	1.07%	1.00%

Ratio of gross expenses to average net assets[5]	1.08%	1.11%	1.30%	1.25%	1.19%

Ratio of net investment income to average net assets[3]	2.79%	2.67%	2.38%	2.98%	3.46%

Portfolio turnover	89%	67%	172%	120%	83%

Net assets end of year (000’s) omitted	$7,283	$8,828	$4,184	$5,500	$8,507

51

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[6]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$10.01	$9.40	$10.07	$10.14	$8.97

Income (loss) from Investment Operations:

Net investment income[2,3]	0.31	0.30	0.30	0.34	0.37

Net realized and unrealized gain (loss) on investments	(0.32)	0.61	(0.22)	0.07	1.17

Total income (loss) from investment operations	(0.01)	0.91	0.08	0.41	1.54

Less Distributions to Shareholders from:

Net investment income	(0.31)	(0.30)	(0.30)	(0.35)	(0.37)

Net realized gain on investments	—	—	(0.45)	(0.13)	—

Paid in capital	(0.24)	—	—	—	—

Total distributions to shareholders	(0.55)	(0.30)	(0.75)	(0.48)	(0.37)

Net Asset Value, End of Year	$9.45	$10.01	$9.40	$10.07	$10.14

Total Return[3,4]	(0.07)%	9.79%	0.70%	4.15%	17.45%

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[5]	0.73%	0.74%	0.80%	0.82%	0.83%

Ratio of net investment income to average net assets[3]	3.14%	3.05%	2.89%	3.42%	3.83%

Portfolio turnover	89%	67%	172%	120%	83%

Net assets end of year (000’s) omitted	$203,867	$226,638	$195,193	$212,057	$226,284

52

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,

Class Z	2018	2017[7]

Net Asset Value, Beginning of Period	$10.01	$9.49

Income (loss) from Investment Operations:

Net investment income[2,3]	0.31	0.25

Net realized and unrealized gain (loss) on investments	(0.32)	0.52

Total income (loss) from investment operations	(0.01)	0.77

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.25)

Paid in capital	(0.24)	—

Total distributions to shareholders	(0.56)	(0.25)

Net Asset Value, End of Period	$9.44	$10.01

Total Return[3,4]	(0.09)%	8.23%[8]

Ratio of net expenses to average net assets	0.59%	0.59%[9]

Ratio of gross expenses to average net assets[5]	0.68%	0.69%[9]

Ratio of net investment income to average net assets[3]	3.19%	3.07%[9]

Portfolio turnover	89%	67%

Net assets end of period (000’s) omitted	$108	$108

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[7]	Commencement of operations was on February 27, 2017.
[8]	Not annualized.
[9]	Annualized.

53

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2018	2017	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$28.04	$24.57	$21.80	$23.39	$24.34

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.04)	(0.06)[4]	0.00 [5,6]	(0.06)[7]	(0.07)[8]

Net realized and unrealized gain (loss) on investments	(3.95)	5.06	3.81	(0.64)	0.46

Total income (loss) from investment operations	(3.99)	5.00	3.81	(0.70)	0.39

Less Distributions to Shareholders from:

Net realized gain on investments	(3.02)	(1.53)	(1.04)	(0.89)	(1.34)

Total distributions to shareholders	(3.02)	(1.53)	(1.04)	(0.89)	(1.34)

Net Asset Value, End of Year	$21.03	$28.04	$24.57	$21.80	$23.39

Total Return[3,9]	(14.08)%	20.32%	17.44%	(3.02)%	1.53%

Ratio of net expenses to average net assets[10]	1.28%	1.32%	1.33%	1.35%	1.42%

Ratio of gross expenses to average net assets[11]	1.28%	1.33%	1.42%	1.46%	1.53%

Ratio of net investment income (loss) to average net assets[3]	(0.13)%	(0.21)%	0.01%	(0.24)%	(0.28)%

Portfolio turnover	25%	23%	19%	16%	26%

Net assets end of year (000’s) omitted	$12,655	$24,989	$35,760	$35,691	$37,995

54

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2018	2017[12]	2016[1]	2015	2014

Net Asset Value, Beginning of Year	$28.42	$24.84	$22.04	$23.61	$24.49

Income (loss) from Investment Operations:

Net investment income[2,3]	0.06	0.07 [4]	0.10 [5]	0.04 [7]	0.07 [8]

Net realized and unrealized gain (loss) on investments	(4.03)	5.10	3.86	(0.65)	0.44

Total income (loss) from investment operations	(3.97)	5.17	3.96	(0.61)	0.51

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.06)	(0.10)	(0.05)	(0.04)

Net realized gain on investments	(3.02)	(1.53)	(1.06)	(0.91)	(1.35)

Total distributions to shareholders	(3.08)	(1.59)	(1.16)	(0.96)	(1.39)

Net Asset Value, End of Year	$21.37	$28.42	$24.84	$22.04	$23.61

Total Return[3,9]	(13.83)%	20.79%	17.90%	(2.63)%	2.04%

Ratio of net expenses to average net assets[10]	0.95%	0.95%	0.94%	0.95%	0.95%

Ratio of gross expenses to average net assets[11]	0.95%	0.96%	1.03%	1.06%	1.07%

Ratio of net investment income to average net assets[3]	0.20%	0.24%	0.43%	0.17%	0.30%

Portfolio turnover	25%	23%	19%	16%	26%

Net assets end of year (000’s) omitted	$311,252	$403,309	$367,972	$302,381	$291,301

55

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2018	2017[13]

Net Asset Value, Beginning of Period	$28.42	$26.13

Income (loss) from Investment Operations:

Net investment income[2,3]	0.07	0.14 [4]

Net realized and unrealized gain (loss) on investments	(4.03)	3.75

Total income (loss) from investment operations	(3.96)	3.89

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.07)

Net realized gain on investments	(3.02)	(1.53)

Total distributions to shareholders	(3.09)	(1.60)

Net Asset Value, End of Period	$21.37	$28.42

Total Return[3,9]	(13.73)%	14.87%[14]

Ratio of net expenses to average net assets[10]	0.90%	0.90%[15]

Ratio of gross expenses to average net assets[11]	0.90%	0.91%[15]

Ratio of net investment income to average net assets[3]	0.25%	0.56%[15]

Portfolio turnover	25%	23%

Net assets end of period (000’s) omitted	$85,009	$108,047

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and$0.04 for Class N and Class I, respectively.
[6]	Less than $0.005 per share.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for Class N, and Class I, respectively.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11) and $0.03 for the Class N, and Class I respectively.
[9]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[10]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal year ended 2018 and period ended December 31, 2017.
[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[12]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[13]	Commencement of operations was on February 27, 2017.
[14]	Not annualized.
[15]	Annualized.

56

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class N	2018	2017[1]

Net Asset Value, Beginning of Period	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.01)	0.01 [4]

Net realized and unrealized gain (loss) on investments	(0.91)	0.94

Total income (loss) from investment operations	(0.92)	0.95

Less Distributions to Shareholders from:

Net realized gain on investments	(0.24)	(0.15)

Total distributions to shareholders	(0.24)	(0.15)

Net Asset Value, End of Period	$9.99	$11.15

Total Return[3,5]	(8.25)%	9.17%[6]

Ratio of net expenses to average net assets[7]	1.09%	1.10%[8]

Ratio of gross expenses to average net assets[9]	1.16%	1.71%[8]

Ratio of net investment income (loss) to average net assets[3]	(0.09)%	0.12%[8]

Portfolio turnover	53%	38%

Net assets end of period (000’s) omitted	$89	$11

57

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,

Class I	2018	2017	2016[10]	2015[11]

Net Asset Value, Beginning of Period	$11.15	$9.80	$8.95	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.01	0.03 [4]	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	(0.92)	1.48	0.89	(1.03)

Total income (loss) from investment operations	(0.91)	1.51	0.86	(1.05)

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.01)	(0.01)	—

Net realized gain on investments	(0.24)	(0.15)	—	—

Total distributions to shareholders	(0.25)	(0.16)	(0.01)	—

Net Asset Value, End of Period	$9.99	$11.15	$9.80	$8.95

Total Return[3]	(8.15)%[5]	15.44%[5]	9.55%	(10.50)%[5,6]

Ratio of net expenses to average net assets[7]	0.94%	0.94%	0.95%	0.95%[8]

Ratio of gross expenses to average net assets[9]	1.01%	1.62%	4.60%	11.39%[8]

Ratio of net investment income (loss) to average net assets[3]	0.06%	0.26%	(0.38)%	(0.39)%[8]

Portfolio turnover	53%	38%	48%	41%[6]

Net assets end of period (000’s) omitted	$54,376	$24,266	$2	$1

58

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended December 31,	For the fiscal period ended December 31,
Class Z	2018	2017[1]

Net Asset Value, Beginning of Period	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.03 [4]

Net realized and unrealized gain (loss) on investments	(0.91)	0.94

Total income (loss) from investment operations	(0.89)	0.97

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.02)

Net realized gain on investments	(0.24)	(0.15)

Total distributions to shareholders	(0.26)	(0.17)

Net Asset Value, End of Period	$10.00	$11.15

Total Return[3,5]	(7.98)%	9.34%[6]

Ratio of net expenses to average net assets[7]	0.84%	0.85%[8]

Ratio of gross expenses to average net assets[9]	0.91%	1.46%[8]

Ratio of net investment income to average net assets[3]	0.16%	0.37%[8]

Portfolio turnover	53%	38%

Net assets end of period (000’s) omitted	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2018, and less than 0.01% for the fiscal year ended 2017.
[8]	Annualized.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Effective October 1, 2016, Institutional Class was renamed Class I.
[11]	Commencement of operations was on June 30, 2015.

59

Notes to Financial Statements December 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective February 27, 2017, were renamed. Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core offer Class N, Class S and Class I shares. Enhanced Core Bond Class I shares were renamed Class Z and Class S shares were renamed Class I; Municipal Enhanced and Small Cap Core added Class Z shares and Small/Mid Cap added Class N and Class Z shares. Effective June 23, 2017, Municipal Bond, Municipal Enhanced and Small Cap Core Class S shares were converted to Class I shares. Additionally, Enhanced Core Bond offers Class C shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective February 27, 2017, the Small/Mid Cap Principal Investment Strategies changed from a small cap growth investment strategy to one that primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies with either growth- or value- oriented characteristics.

Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will not be subject to the deferred sales charges because they have been closed for longer than one year as described in the prospectus. Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that

60

Notes to Financial Statements (continued)

would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2018, the impact on the expense and expense ratios, if any, for Small Cap Core was $19,969, or less than 0.005%, and Small/Mid Cap was $12,676, or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to current year redesignation of dividends paid by the fund and return of capital. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes and wash sales.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended December 31, 2017 were from the following sources:

Fund	Net Investment Income	Realized Gain on Investments
Enhanced Core Bond

Class N	$365,057	—

Class I	449,908	—

Class C	86,218	—

Class Z	563,837	—

Total	$1,465,020	—

61

Notes to Financial Statements (continued)

Fund	Net Investment Income	Realized Gain on Investments

Municipal Bond

Class N	$424,272	$28,908

Class S	1,030,308	—

Class I	14,934,133	1,027,689

Total	$16,388,713	$1,056,597

Municipal Enhanced

Class N	$234,480	—

Class S	193,559	—

Class I	6,539,305	—

Class Z	2,693	—

Total	$6,970,037	—

Fund	Net Investment Income	Realized Gain on Investments

Small Cap Core

Class N	—	$1,290,786

Class I	$817,532	20,845,694

Class Z	263,165	5,500,223

Total	$1,080,697	$27,636,703

Small/Mid Cap

Class N	—	$144

Class I	$26,217	294,502

Class Z	10,595	92,029

Total	$36,812	$386,675

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	Enhanced Core Bond		Municipal Bond		Municipal Enhanced

Distributions paid from:	2018	2017	2018	2017	2018	2017

Ordinary income	$1,047,632	$1,465,020	$153,142	$155,501	$56,855	$54,499

Tax-exempt income	—	—	19,200,002	16,185,749	6,796,351	6,915,538

Short-term capital gains	—	—	—	—	—	—

Long-term capital gains	—	—	310,654	1,104,060	—	—

Paid-in capital	—	—	—	—	5,166,870	—

	$1,047,632	$1,465,020	$19,663,798	$17,445,310	$12,020,076	$6,970,037

			Small Cap Core		Small/Mid Cap

Distributions paid from:			2018	2017	2018	2017

Ordinary income			$1,050,912	$1,075,896	$152,361	$36,742

Short-term capital gains			1,716,078	823,117	2,222,595	261,774

Long-term capital gains			51,977,905	26,818,387	507,566	124,971

Paid-in capital			—	—	—	—

			$54,744,895	$28,717,400	$2,882,522	$423,487

As of December 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small/Mid Cap
Capital loss carryforward	$4,683,033	$5,814,712	$304,591	—	—

Undistributed ordinary income	7,118	—	—	$54,343	—

Undistributed short-term capital gains	—	—	—	—	—

Undistributed long-term capital gains	—	—	—	10,927,368	$239,125

Late-year loss deferral	—	—	—	1,834,452	83,145

62

Notes to Financial Statements (continued)

At December 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Enhanced Core Bond	$37,358,335	$26,089	$(1,219,601)	$(1,193,512)

Municipal Bond	965,780,937	7,208,593	(8,218,400)	(1,009,807)

Municipal Enhanced	208,913,794	2,501,092	(2,099,254)	401,838

Small Cap Core	425,888,467	68,454,742	(65,318,759)	3,135,983

Small/Mid Cap	135,349,856	5,701,424	(22,082,999)	(16,381,575)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2018, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Enhanced Core Bond	$1,685,519	$2,997,514	$4,683,033

Municipal Bond	719,813	5,094,899	5,814,712

Municipal Enhanced	304,591	—	304,591

As of December 31, 2018, Small Cap Core and Small/Mid Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

63

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2018 and December 31, 2017, the capital stock transactions by class for the Funds were as follows:

		Enhanced Core Bond				Municipal Bond
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	424,957	$4,049,618	545,254	$5,338,004	1,361,049	$15,628,138	1,383,931	$15,924,408

Reinvestment of distributions	27,223	258,273	25,331	247,785	29,687	336,857	37,952	438,882

Cost of shares repurchased	(719,736)	(6,838,184)	(604,413)	(5,915,824)	(2,415,317)	(27,584,411)	(1,667,771)	(19,328,676)

Net decrease	(267,556)	$(2,530,293)	(33,828)	$(330,035)	(1,024,581)	$(11,619,416)	(245,888)	$(2,965,386)

Class S:

Proceeds from sale of shares	—	—	—	—	—	—	3,078,878	$35,271,698

Reinvestment of distributions	—	—	—	—	—	—	53,728	615,132

Cost of shares repurchased	—	—	—	—	—	—	(3,952,625)	(45,334,584)

Share Conversion	—	—	—	—	—	—	(13,649,760)	(160,111,684)

Net decrease	—	—	—	—	—	—	(14,469,779)	$(169,559,438)

Class I:

Proceeds from sale of shares	380,957	$3,660,749	499,155	$4,874,509	34,143,663	$390,076,652	34,230,051	$396,585,461

Reinvestment of distributions	12,169	115,703	44,098	430,918	1,241,970	14,166,368	1,264,901	14,708,302

Cost of shares repurchased	(459,754)	(4,456,226)	(3,757,375)	(36,918,527)	(43,525,772)	(496,040,763)	(23,820,377)	(275,914,801)

Share Conversion	—	—	—	—	—	—	13,603,372	160,111,684

Net increase (decrease)	(66,628)	$(679,774)	(3,214,122)	$(31,613,100)	(8,140,139)	$(91,797,743)	25,277,947	$295,490,646

Class C:

Proceeds from sale of shares	498	$4,748	1,278	$12,466	—	—	—	—

Reinvestment of distributions	4,736	44,928	6,466	63,151	—	—	—	—

Cost of shares repurchased	(229,466)	(2,178,365)	(354,502)	(3,456,425)	—	—	—	—

Net decrease	(224,232)	$(2,128,689)	(346,758)	$(3,380,808)	—	—	—	—

Class Z:

Proceeds from sale of shares	112,597	$1,079,678	420,620	$4,105,961	—	—	—	—

Reinvestment of distributions	32,270	307,362	55,590	545,034	—	—	—	—

Cost of shares repurchased	(693,811)	(6,622,050)	(3,611,083)	(35,134,500)	—	—	—	—

Net decrease	(548,944)	$(5,235,010)	(3,134,873)	$(30,483,505)	—	—	—	—

64

Notes to Financial Statements (continued)

		Municipal Enhanced				Small Cap Core
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	503,883	$4,895,415	854,262	$8,245,287	118,455	$3,333,417	164,219	$4,353,577

Reinvestment of distributions	12,650	123,277	24,014	234,148	74,956	1,556,082	43,445	1,224,282

Cost of shares repurchased	(646,210)	(6,320,716)	(441,848)	(4,333,836)	(482,775)	(13,686,615)	(771,984)	(20,688,735)

Net increase (decrease)	(129,677)	$(1,302,024)	436,428	$4,145,599	(289,364)	$(8,797,116)	(564,320)	$(15,110,876)

Class S:

Proceeds from sale of shares	—	—	319,509	$3,059,584	—	—	14,465	$373,459

Reinvestment of distributions	—	—	20,245	193,539	—	—	—	—

Cost of shares repurchased	—	—	(891,675)	(8,586,630)	—	—	(67,690)	(1,761,714)

Share Conversion	—	—	(1,192,488)	(11,722,161)	—	—	(660,652)	(17,976,373)

Net decrease	—	—	(1,744,409)	$(17,055,668)	—	—	(713,877)	$(19,364,628)

Class I:

Proceeds from sale of shares	3,422,201	$33,378,454	5,135,104	$49,798,634	3,424,698	$99,405,234	4,400,525	$118,884,418

Reinvestment of distributions	618,327	5,929,747	334,730	3,259,308	1,913,334	40,371,352	708,864	20,238,054

Cost of shares repurchased	(5,104,631)	(49,821,867)	(4,794,481)	(46,538,170)	(4,967,816)	(125,593,850)	(6,389,413)	(183,987,173)

Share Conversion	—	—	1,194,920	11,722,161	—	—	658,716	17,976,373

Net increase (decrease)	(1,064,103)	$(10,513,666)	1,870,273	$18,241,933	370,216	$14,182,736	(621,308)	$(26,888,328)

Class Z:[1]

Proceeds from sale of shares	—	—	10,535	$100,000	428,733	$11,243,997	4,253,757	$125,555,645

Reinvestment of distributions	642	$6,158	275	2,693	487,274	10,281,472	201,870	5,763,389

Cost of shares repurchased	—	—	—	—	(740,347)	(21,529,269)	(654,016)	(18,938,119)

Net increase (decrease)	642	$6,158	10,810	$102,693	175,660	$(3,800)	3,801,611	$112,380,915

65

Notes to Financial Statements (continued)

	Small/Mid Cap

	December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount

Class N:[1]

Proceeds from sale of shares	7,686	$90,000	966	$10,000

Reinvestment of distributions	209	2,061	13	144

Net increase	7,895	$92,061	979	$10,144

Class I:

Proceeds from sale of shares	4,362,093	$49,100,133	1,961,796	$20,991,750

Reinvestment of distributions	123,071	1,215,947	28,697	320,262

Cost of shares repurchased	(1,221,254)	(13,093,212)	(41,659)	(452,348)

Net increase	3,263,910	$37,222,868	1,948,834	$20,859,664

Class Z:[1]

Proceeds from sale of shares	8,619,193	$100,520,967	618,470	$6,484,063

Reinvestment of distributions	165,413	1,634,280	9,195	102,624

Cost of shares repurchased	(2,873,377)	(32,900,674)	(1,865)	(19,522)

Net increase	5,911,229	$69,254,573	625,800	$6,567,165

1 Commencement of operations was February 27, 2017.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2018, the market value of Repurchase Agreements outstanding for Enhanced Core, Small Cap Core and Small/Mid Cap were $12,571, $13,271,539 and $1,954,193, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedules of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

66

Notes to Financial Statements (continued)

Enhanced Core Bond*	0.30%

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced*	0.45%

Small Cap Core*	0.70%

Small/Mid Cap*	0.65%

*Prior to February 27, 2017, the annual rate for the investment management fees were 0.45%, 0.50%, 0.75% and 0.75% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to February 27, 2017, the expense cap was 0.59%, 0.64%, 0.95% and 0.95% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively. There was no change to the expense cap for Municipal Bond.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2018, the Funds’ expiration of recoupment is as follows:

Expiration Period	Enhanced Core Bond	Municipal Bond

Less than 1 year	$249,870	$2,293,974

Within 2 years	185,809	703,359

Within 3 years	110,054	604,775

Total Amount Subject to Recoupment	$545,733	$3,602,108

Expiration Period	Municipal Enhanced	Small Cap Core

Less than 1 year	$222,096	$314,503

Within 2 years	232,286	51,380

Within 3 years	186,327	3,686

Total Amount Subject to Recoupment	$640,709	$369,569

Expiration Period		Small/Mid Cap

Less than 1 year		$57,742

Within 2 years		85,512

Within 3 years		67,647

Total Amount Subject to Recoupment		$210,901

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and Enhanced Core Bond Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and Enhanced Core Bond Class C shares, respectively. The portion of payments made under the plan by Class N shares of each Fund and Class C shares of Enhanced Core Bond for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Enhanced Core Bond’s Class I shares and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced, Small Cap Core, and Small/Mid Cap, the Board has approved reimbursement payments to the Investment Manager

67

Notes to Financial Statements (continued)

for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. The Investment Manager had voluntarily agreed, through at least May 1, 2018, to waive 0.01% of the shareholder servicing fees authorized to be paid by Class I shares of Municipal Bond. This waiver expired on April 30, 2018.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2018, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Enhanced Core Bond

Class I	0.10%	0.06%

Municipal Bond

Class N	0.15%	0.12%

Class I*	0.05%	0.05%

Municipal Enhanced

Class N**	0.15%	0.15%

Class I*	0.05%	0.05%

Small Cap Core

Class N**	0.15%	0.13%

Class I*	0.05%	0.05%

Small/Mid Cap

Class N	0.15%	—

Class I*	0.10%	0.10%

*Prior to February 27, 2017, Class I shares did not incur shareholder servicing fees.

**Effective February 27, 2017, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2018, Municipal Enhanced lent a maximum of $2,900,150 for one day earning interest of $209, and Small Cap Core lent a maximum of $3,763,830 for four days earning interest in the amount of $1,068. The interest income amount is included in the Statement of Operations as interest income. Small Cap Core borrowed a maximum of $5,815,368 for nine days paying interest of $3,804, and Small/Mid Cap borrowed a maximum of $5,032,190 for five days paying interest of $1,004. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For the year ended December 31, 2018, Enchanced Core Bond and Municipal Bond neither lent to nor borrowed from other Funds in the AMG Funds family. At December 31, 2018, Small Cap Core had an interfund loan of $1,426,389 outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2018, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Enhanced Core Bond	$8,559,813	$14,482,702

Municipal Bond	363,616,631	429,639,021

Municipal Enhanced	190,151,686	204,537,908

Small Cap Core	134,697,817	169,936,568

Small/Mid Cap	163,100,789	62,079,424

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2018 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

Enhanced Core Bond	$2,108,797	$4,822,901

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into

68

Notes to Financial Statements (continued)

joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at December 31, 2018, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Enhanced Core Bond	$11,740	$12,571	—	$12,571

Small Cap Core	65,435,236	13,271,539	$53,186,874	66,458,413

Small/Mid Cap	13,295,996	1,954,193	11,506,767	13,460,960

The following table summarizes the securities received as collateral for securities lending:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap Core	U.S. Treasury Obligations	0.000%-8.750%	01/10/19-08/15/47

Small/Mid Cap	U.S. Treasury Obligations	0.000%-8.000%	01/15/19-08/15/47

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Enhanced Core Bond

Citigroup Global Markets, Inc.	$12,571	$12,571	—	—

Small Cap Core

Cantor Fitzgerald Securities, Inc.	$3,152,649	$3,152,649	—	—

Daiwa Capital Markets America	3,152,649	3,152,649	—	—

Mizuho Securities USA, LLC	660,943	660,943	—	—

RBC Dominion Securities, Inc.	3,152,649	3,152,649	—	—

State of Wisconsin Investment Board	3,152,649	3,152,649	—	—

Total	$13,271,539	$13,271,539	—	—

Small/Mid Cap

Cantor Fitzgerald Securities, Inc.	$954,193	$954,193	—	—

RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Total	$1,954,193	$1,954,193	—	—

69

Notes to Financial Statements (continued)

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Funds have early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Funds have adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

70

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL/MID CAP FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small/Mid Cap Fund (five of the funds constituting AMG Funds and AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

71

Other Information

TAX INFORMATION

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates $0, $310,654, $0, $51,977,905, and $507,566, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2018, or if subsequently determined to be different, the net capital gains of such fiscal year.

72

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 55 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds Trustee since 2000 - AMG Funds II • Oversees 55 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 55 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 55 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 58 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 58 Funds in Fund Complex

Victoria L. Sassine, 53

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 - AMG Funds Trustee since 2000- AMG Funds II • Oversees 55 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

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AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 58 Funds in Fund Complex

Christine C. Carsman, 66

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer,AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com. amgfunds.com

amgfunds.com
77

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123118 AR020

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2018	Fiscal 2017
AMG GW&K Enhanced Core Bond Fund	$38,029	$39,699
AMG Chicago Equity Partners Balanced Fund	$28,203	$30,134
AMG Managers Amundi Short Duration Government Fund	$43,212	$54,825
AMG Managers Amundi Intermediate Government Fund	$41,763	$51,156

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2018	Fiscal 2017
AMG GW&K Enhanced Core Bond Fund	$9,425	$9,425
AMG Chicago Equity Partners Balanced Fund	$7,369	$7,369
AMG Managers Amundi Short Duration Government Fund	$10,159	$10,159
AMG Managers Amundi Intermediate Government Fund	$10,159	$10,159

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $86,612 and $120,812, respectively. For the fiscal year ended December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $83,700 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 7, 2019